UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2012

Multi Sector Fixed Income Funds
Core Fixed Income
Core Plus Fixed Income
Global Income
Strategic Income

Goldman Sachs Multi Sector Fixed Income Funds

■	CORE FIXED INCOME

■	CORE PLUS FIXED INCOME

■	GLOBAL INCOME

■	STRATEGIC INCOME

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	3

Market Review	4

Portfolio Management Discussions and Performance Summaries	7

Schedules of Investments	34

Financial Statements	96

Financial Highlights	102

Notes to Financial Statements	110

Report of Independent Registered Public Accounting Firm	139

Other Information	140

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ prospectus.

The Core Fixed Income Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities and asset-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). The Fund may invest in foreign and emerging markets securities, which may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic and political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all).

The Core Plus Fixed Income Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities, asset-backed securities, high yield non-investment grade securities and fixed income securities of issuers located in emerging countries. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may invest in foreign and emerging markets securities, which may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic and political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all).

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

The Global Income Fund invests primarily in a portfolio of fixed income securities of U.S. and foreign issuers. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund may invest in foreign and emerging market securities, which may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. Issuers of sovereign debt may be unable or unwilling to repay principal or interest when due. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all). The Fund may invest heavily in investments in particular countries or regions and may be subject to greater losses than if it were less concentrated in a particular country or region. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Strategic Income Fund invests in a broadly diversified portfolio of U.S. and foreign investment grade and non-investment grade fixed income investments including, but not limited to: U.S. Government securities, non-U.S. sovereign debt, agency securities, corporate debt securities, agency and non-agency mortgage-backed securities, asset-backed securities, custodial receipts, municipal securities, loans and loan assignments and convertible securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s investments in mortgage-backed securities are also subject to, among other risks, prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). High yield, lower rated securities involve greater price volatility, are less liquid and present greater risks than higher rated fixed income securities. The Fund’s foreign and emerging market investments may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all. The Fund is subject to the risks associated with implementing short positions. Taking short positions involves leverage of the Fund’s assets and presents various other risks. Losses on short positions are potentially unlimited as a loss occurs when the value of an asset with respect to which the Fund has a short position increases.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among sectors (such as mortgage-backed and corporate debt securities) and sub-sectors

■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

■	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■ Include domestic and global investment options, income opportunities, and access to areas of specialization
■ Capitalize on GSAM’s industry-renowned credit research capabilities
■ Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Multi Sector Fixed Income Funds

Market Review

Fixed income market performance during the 12 months ended March 31, 2012 (the “Reporting Period”) was dominated by volatility during the summer of 2011 as Europe’s sovereign debt crisis and concerns over the economic outlook and the U.S. debt ceiling drove investors into government bonds.

Indeed, safe haven demand contributed to a sharp decline in government bond yields and strong returns on U.S. Treasury securities. For example, the yield on the 10-year U.S. Treasury note ended the Reporting Period at 2.22%, down from 3.45% at the start of April 2011. As a result, the total return on the 10-year U.S. Treasury note was 14.97% for the Reporting Period. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decline and vice versa.) Most of this rally can be attributed to the third quarter of 2011 when the 10-year U.S. Treasury note produced a total return of more than 12%, its highest quarterly total return since the fourth quarter of 2008, the months immediately following the Lehman Brothers bankruptcy.

Non-Treasury sectors, such as corporate bonds, were extremely volatile during the Reporting Period, as investor risk appetite fluctuated. From August 2011 through February 2012, monthly returns on investment grade corporate bonds relative to U.S. Treasury security returns were consistently among the worst — and best — in history. For instance, investment grade corporate bonds underperformed U.S. Treasury securities by 1.92% in September and then outperformed U.S. Treasury securities by 2.73% in October. Performance in the high yield corporate bond and emerging market debt sectors exhibited similar volatility.

Looking at the Reporting Period more closely, we note that investor demand for non-Treasury sectors was relatively strong at the start of the Reporting Period in April 2011, as the U.S. economy appeared poised for faster growth. However, risk appetite began to decline in May as rising oil prices cut into consumers’ disposable income and the natural and nuclear disasters in Japan created disruptions in global supply chains. Further, economic data released in May revealed that U.S. auto production had plunged more than 10% in April compared to March and that consumer spending in April had grown at its slowest rate in eight months.

Investors’ risk appetite continued to fluctuate significantly through the summer and autumn months as sovereign debt turmoil in Europe spread to the financial sector, and policymakers in the U.S. and Europe took steps to address the risks to economic growth and the financial markets. In September, the U.S. Federal Reserve Board (the “Fed”) announced a new program dubbed “Operation Twist” to extend the maturity of its Treasury security holdings with the goal of lowering longer-term interest rates and thereby spur spending and investment. In December, the European Central Bank (“ECB”) announced a new program that would provide three-year loans to financial institutions in an effort to ease financing challenges in the Eurozone.

MARKET REVIEW

The new policy measures from the Fed and the ECB coincided with a fourth calendar quarter rebound in U.S. economic growth, as supply chain disruptions related to Japan faded and oil prices retreated from the highs seen earlier in 2011. As a result, investors became more optimistic about the outlook for the U.S. economy, leading to a rally among non-Treasury sectors of the fixed income market that would stretch from December 2011 through the end of the Reporting Period in March 2012. The rally was further supported by successful negotiations over Greece’s debt restructuring, which led to broad participation by private investors and eased market concerns about the risks of a disorderly debt restructuring.

While non-Treasury sectors finished the Reporting Period on a strong note, declines from earlier in the fiscal year generally caused corporate bonds to modestly underperform U.S. Treasury securities for the Reporting Period overall. More specifically, investment grade corporate bonds underperformed U.S. Treasury securities by 0.64% for the Reporting Period, despite outperforming U.S. Treasury securities by 3.78% in the first quarter of 2012. Still, other non-Treasury sectors, including commercial mortgage-backed securities and emerging market debt, outperformed U.S. Treasury securities for the Reporting Period. In our view, the relatively better performance in these sectors was largely driven by the fact that the commercial real estate sector and emerging markets had less direct exposure to the turmoil in Europe than the corporate sector, which, in turn, depends on comparatively stable financial markets to refinance maturing debt. (All returns are as measured by various Barclays indices.)

Looking Ahead

At the end of 2011, we had thought the risks to U.S. economic growth were tilted to the downside, primarily due to the effect that sovereign debt turmoil in Europe was having on U.S. financial conditions. However, U.S. financial conditions eased significantly during the first months of 2012, and thus at the end of the Reporting Period, we believed the risks to our above-consensus forecast of 2.5% growth in the U.S. economy for the calendar year 2012 were more balanced and perhaps even tilted to the upside.

The primary reason we were more optimistic about U.S. economic growth at the end of the Reporting Period than we were just a few months prior was that easier financial conditions had been accompanied by relatively steady improvement in economic data. Of course, the U.S. economy also appeared to have upward momentum in early 2011 only to falter as oil prices rose and confidence declined amid the sovereign debt situation in Europe and the U.S. debt ceiling debate. However, we think the U.S. was in a better position at the end of March 2012 than it was in early 2011. First, the decline in unemployment suggests to us that the U.S. economic recovery is on firmer footing. Second, we believe that the U.S. should be somewhat insulated from higher oil prices due to the drop in domestic natural gas prices. Third, we believe that the ECB’s willingness to be aggressive in preventing sovereign debt challenges from spilling over into the banking system should remove some of the contagion threat that worried financial markets in 2011.

MARKET REVIEW

Despite the positive supporting factors for the near term view, we remained at the end of the Reporting Period somewhat cautious on the U.S. economic outlook over the longer term due mainly to the potential for rising interest rates and tighter fiscal policy. We believe rising interest rates could become a headwind for the U.S. if the economy continues to grow and inflation expectations begin to rise. While we see higher interest rates primarily as a longer-term risk, stronger economic growth data had already led to a rise in market-implied inflation expectations by the end of the Reporting Period, and interest rates had already risen from their lows. Similarly, we think fiscal policy is unlikely to derail economic growth or financial markets in the near term. However, based on current law, U.S. fiscal policy could subtract more than 2.5 percentage points from economic growth in 2013. We believe policymakers will likely try to reduce the fiscal drag scheduled for next year but are unlikely to focus on this effort until after the presidential election in November. As a result, we do not expect major debates about fiscal policy in the near term, but we see the potential for difficult negotiations in December that could weigh on market confidence.

In our view, the longer-term outlook for the U.S. economy may depend on how much momentum the economy is able to sustain heading into 2013. If the U.S. is able to avoid another slowdown this year, we think the U.S. economy could get an additional boost in 2013 from the housing market, which appears to be close to a bottom. We also see some long-term upward potential in the so-called “manufacturing renaissance” in the U.S., which is being driven by a combination of cheap natural gas, declining U.S. wages, a less-strong U.S. dollar and the relatively flexible corporate and labor market structures in the U.S.

Considering our above-consensus outlook for U.S. economic growth and the apparent decrease in downside risks to our base case scenario, our bias is to position the Goldman Sachs Multi Sector Fixed Income Funds for rising interest rates and further rallies in corporate bonds and non-agency mortgage securities. We think U.S. interest rates could rise even if economic growth slows, as signs of economic weakness would likely prompt another round of quantitative easing by the Fed that we believe would increase market concerns about future inflation. However, we intend to take a tactical approach in both our corporate credit and interest rate strategies in the months ahead given our view that Europe remains a risk that could flare up again at any time. In addition, as mentioned, U.S. interest rates have already increased from their lows, and corporate bond excess returns over U.S. Treasury securities year-to-date through March 2012 were among the highest on record. Our positive view on non-agency mortgage securities is a longer-term view, as we believe non-agency mortgage securities were already priced, at the end of the Reporting Period, for significant default risk and the U.S. housing sector should be more insulated from Europe-related risks compared to the corporate sector. At the end of the Reporting Period, we were neutral on the U.S. dollar, preferring to position for stronger U.S. economic growth through exposure to the Mexican peso and Canadian dollar.

PORTFOLIO RESULTS

Goldman Sachs Core Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Core Fixed Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 7.37%, 6.55%, 6.65%, 7.81%, 7.17%, 7.74% and 7.21%, respectively. These returns compare to the 7.69% average annual total return of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index (the “Barclays Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The primary detractor from Fund performance was our top-down cross-sector strategy. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Bottom-up individual issue selection within the corporate bond and collateralized sectors contributed most positively to the Fund’s performance during the Reporting Period. Tactical management of the Fund’s duration and yield curve strategy also added value during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Exposure to non-agency mortgage-backed securities and an overweighted allocation to corporate bonds, implemented via our cross-sector strategy, detracted from the Fund’s relative results. Risk assets, or non-Treasury sectors, sold off through most of 2011 amidst a flight to quality, and the non-agency mortgage-backed securities sector posted negative returns for the calendar year driven primarily by volatility caused, in turn, by Standard & Poor’s unprecedented downgrade of U.S. sovereign credit, weaker than expected U.S. economic growth and ongoing uncertainty regarding European sovereign debt. The sector began a strong rally during the first quarter of 2012, posting strong gains even as the Federal Reserve of New York unwound its remaining holdings of its Maiden Lane II portfolio, which helped to offset the underperformance within the sector during the third quarter of 2011. (Maiden Lane II was created to alleviate capital and liquidity pressures on American International Group Inc. (“AIG”) stemming from its securities lending program by purchasing $20.5 billion in residential mortgage-backed securities (“RMBS”) from several of AIG’s U.S. insurance subsidiaries. The New York Fed lent Maiden Lane II approximately $19.5 billion. The objective of the investment was to repay the New York Fed’s senior loan (including principal and interest) while striving to maximize sales proceeds and refraining from disturbing general financial market conditions. Monthly loan repayment commenced in January 2009. On February 28, 2012, Maiden Lane II sold all remaining securities. Net proceeds from sales of all the securities, as well as cash flow the securities generated while held by Maiden Lane II, enabled the full repayment of its liabilities to the New York Fed and AIG while also providing a net gain of approximately $2.8 billion for the benefit of the U.S. public.)

PORTFOLIO RESULTS

Given the risk aversion that dominated through most of 2011, corporate bonds also saw spreads, or yield differentials to U.S. Treasury securities, move wider during the Reporting Period, which hurt Fund performance. Similarly, the Fund’s exposure to emerging market debt also detracted.

On the positive side, individual issue selection within the corporate bond and collateralized sectors added value. Choices in the industrials and financials sub-sectors of the corporate bond sector, with a bias toward lower quality investment grade securities, proved particularly effective. Within the collateralized sector, selection of mortgage-backed security pass-throughs with a lower coupon bias, agency adjustable-rate mortgages (“ARMs”) and agency collateralized mortgage obligations (“CMOs”) helped most. (Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.)

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning had a positive impact on its results during the Reporting Period. At the beginning of the Reporting Period, the Fund had a duration shorter than the Barclays Index as we believed that interest rates were low and that with the Fed’s expiration of its quantitative easing program in June 2011, interest rates were likely to move higher. However, instead, concerns of contagion from Greece and other peripheral European sovereign debt crises caused the market to move away from risk positions and drove increased demand for U.S. Treasury securities, which led interest rates to move still lower. We moved the Fund’s duration to longer than the Barclays Index in late August and September. During the latter months of 2011, we generally held a Fund duration neutral to the Barclays Index, as volatility in the market had increased to a pace that made it very difficult to hold a strong conviction in the direction of interest rates. With the technical default of Greece’s debt and the initiation of two long-term refinancing operations (“LTRO”) packages, which are stimulus packages implemented by the ECB, the market began to reward risk seekers, and interest rates began edging higher. Toward the end of the Reporting Period, we shifted the Fund’s duration to shorter than the Barclays Index, as U.S. economic data continued to improve and risk assets rallied.

This shorter duration stance meaningfully added value, helping offset the underperformance of the Fund’s duration positioning strategy at the beginning of the Reporting Period. The Fund ended the Reporting Period with a duration just modestly longer than the Barclays Index. The yield on the 10-year Treasury note started the Reporting Period at 3.45%, declined to 1.92% at September 30 and then rose to end the Reporting Period at 2.23%.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as purchased OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, Treasury futures were used as warranted to facilitate specific duration, yield curve and country strategies; swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s exposure to agency mortgage-backed securities and commercial mortgage-backed securities was reduced during the Reporting Period. We maintained exposure to non-agency mortgage-backed securities. Also, as discussed earlier, in implementing our active duration strategy, we shifted the Fund’s duration from a shorter than Barclays Index position to a longer than Barclays Index position in late August amid the Fed’s bias toward keeping short-term interest rates low. We then moved to a neutral duration position late in 2011 and to a duration shorter than the Barclays Index in the first months of 2012 as better U.S. economic data was reported. At the end of the Reporting Period, the Fund had a duration just modestly longer than the Barclays Index.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2012?

A	At the end of March 2012, the Fund had overweighted allocations relative to the Barclays Index in asset-backed securities and quasi-government bonds, including government-guaranteed corporate bonds. The Fund also had exposure to high yield corporate bonds and covered bonds, which are sectors not represented in the Barclays Index. Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans. The Fund had underweighted exposure relative to the benchmark index in U.S. government securities and residential mortgages. The Fund had a rather neutral position compared to the Barclays Index in commercial mortgage-backed securities, investment grade corporate bonds and emerging market debt. The Fund had a modestly longer duration than the Barclays Index at the end of the Reporting Period.

FUND BASICS

Core Fixed Income Fund
as of March 31, 2012

PERFORMANCE REVIEW

		Barclays	30-Day	30-Day
April 1, 2011–	Fund Total Return	U.S. Aggregate	Standardized	Standardized
March 31, 2012	(based on NAV)[1]	Bond Index[2]	Subsidized Yield[3]	Unsubsidized Yield[3]

Class A	7.37%	7.69%	1.43%	1.43%
Class B	6.55	7.69	0.74	0.74
Class C	6.65	7.69	0.74	0.74
Institutional	7.81	7.69	1.82	1.82
Service	7.17	7.69	1.33	1.33
Class IR	7.74	7.69	1.73	1.73
Class R	7.21	7.69	1.26	1.26

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities. The Index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect expense reductions.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]

For the period ended 3/31/12	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	3.37%	3.88%	4.49%	5.25%	5/1/97
Class B	1.50	3.49	4.24	5.09	5/1/97
Class C	5.64	3.90	4.12	4.58	8/15/97
Institutional	7.81	5.04	5.28	5.93	1/5/94
Service	7.17	4.50	4.76	5.41	3/13/96
Class IR	7.74	N/A	N/A	4.49	11/30/07
Class R	7.21	N/A	N/A	4.02	11/30/07

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.81%	0.81%
Class B	1.56	1.56
Class C	1.56	1.56
Institutional	0.47	0.47
Service	0.97	0.97
Class IR	0.56	0.56
Class R	1.06	1.06

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATIONS[6]

Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum up to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012 and the expiration date of a foreign country guarantee is the maturity date of the debt.

[9]	“Agency Debentures” include agency securities offered by companies such as the FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS CORE FIXED INCOME FUND

Performance Summary
March 31, 2012

The following graph shows the value, as of March 31, 2012, of a $10,000 investment made on April 1, 2002 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Core Fixed Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2002 through March 31, 2012.

Average Annual Total Return through March 31, 2012	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 1, 1997)
Excluding sales charges	7.37%	4.67%	4.89%	5.52%
Including sales charges	3.37%	3.88%	4.49%	5.25%

Class B (Commenced May 1, 1997)
Excluding contingent deferred sales charges	6.55%	3.88%	4.24%	5.09%
Including contingent deferred sales charges	1.50%	3.49%	4.24%	5.09%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	6.65%	3.90%	4.12%	4.58%
Including contingent deferred sales charges	5.64%	3.90%	4.12%	4.58%

Institutional (Commenced January 5, 1994)	7.81%	5.04%	5.28%	5.93%

Service (Commenced March 13, 1996)	7.17%	4.50%	4.76%	5.41%

Class IR (Commenced November 30, 2007)	7.74%	N/A	N/A	4.49%

Class R (Commenced November 30, 2007)	7.21%	N/A	N/A	4.02%

PORTFOLIO RESULTS

Goldman Sachs Core Plus Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Core Plus Fixed Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 6.89%, 6.10%, 6.20%, 7.25%, 6.75%, 6.74% and 6.63%, respectively. These returns compare to the 7.69% average annual total return of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index (the “Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The primary detractor from Fund performance was our top-down cross-sector strategy. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Bottom-up individual issue selection overall contributed positively to the Fund’s performance during the Reporting Period, particularly within the corporate bond and collateralized sectors. Tactical management of the Fund’s duration and yield curve strategy also added value during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Exposure to non-agency mortgage-backed securities and an overweighted allocation to corporate bonds, implemented via our cross-sector strategy, detracted from the Fund’s relative results. Risk assets, or non-Treasury sectors, sold off through most of 2011 amidst a flight to quality, and the non-agency mortgage-backed securities sector posted negative returns for the calendar year driven primarily by volatility caused, in turn, by Standard & Poor’s unprecedented downgrade of U.S. sovereign credit, weaker than expected U.S. economic growth and ongoing uncertainty regarding European sovereign debt. The sector began a strong rally during the first quarter of 2012, posting strong gains even as the Federal Reserve of New York unwound its remaining holdings of its Maiden Lane II portfolio, which helped to offset the underperformance within the sector during the third quarter of 2011. (Maiden Lane II was created to alleviate capital and liquidity pressures on American International Group Inc. (“AIG”) stemming from its securities lending program by purchasing $20.5 billion in residential mortgage-backed securities (“RMBS”) from several of AIG’s U.S. insurance subsidiaries. The New York Fed lent Maiden Lane II approximately $19.5 billion. The objective of the investment was to repay the New York Fed’s senior loan (including principal and interest) while striving to maximize sales proceeds and refraining from disturbing general financial market conditions. Monthly loan repayment commenced in January 2009. On February 28, 2012, Maiden Lane II sold all remaining securities. Net proceeds from sales of all the securities, as well as cash flow the securities generated while held by Maiden Lane II, enabled the full repayment of its liabilities to the New York Fed and AIG while also providing a net gain of approximately $2.8 billion for the benefit of the U.S. public.)

PORTFOLIO RESULTS

Given the risk aversion that dominated through most of 2011, corporate bonds also saw spreads, or yield differentials to U.S. Treasury securities, move wider during the Reporting Period, which hurt Fund performance. Such exposure hurt most during August and September 2011 when risk assets fell and volatility increased.

On the positive side, individual issue selection within the corporate bond and collateralized sectors added value. Choices in the industrials and financials sub-sectors of the investment grade corporate bond sector proved particularly effective as did the same sectors in the high yield corporate bond sector. Within our corporate bond selections, we prudently favored U.S. credits over European credits, maintained an overweighted allocation to financials and held a bias toward lower quality securities. Positions in the industrials sub-sector of both the investment grade and high yield corporate bond sectors were the greatest drivers of outperformance during the Reporting Period. Within the collateralized sector, selection of agency adjustable-rate mortgages (“ARMs”) and mortgage-backed security pass-throughs helped most. (Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) Selections among asset-backed securities, however, detracted.

Elsewhere, selection of U.S. Treasury inflation protected securities (“TIPS”) in the government/agency sector proved beneficial. Exposure to South African emerging market debt also contributed positively to the Fund’s overall performance. Positions in agency local authority bonds, however, detracted from the Fund’s results during the Reporting Period. (A local authority bond is a fixed-interest bond, repayable on a specific date, used by a local authority in order to raise a loan and similar to a Treasury bond.)

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning had a positive impact overall on its results during the Reporting Period. Positioning in the five-year and 10-year segments of the U.S. yield curve detracted in April and May of 2011 as interest rates declined amidst global unrest. However, we moved to a shorter duration position relative to the Barclays Index near the end of 2011 and maintained that position during the first three months of 2012, which proved beneficial as interest rates rose during these months. Overall positioning within the euro yield curve was positive as well during the Reporting Period. The Fund ended the Reporting Period with a duration modestly longer than the Barclays Index. The yield on the 10-year Treasury note started the Reporting Period at 3.45%, declined to 1.92% at September 30 and then rose to end the Reporting Period at 2.23%. The yield on the 30-year Treasury note started the Reporting Period at 4.40%, declined to 2.92% at September 30 and then rose to end the Reporting Period at 3.35%.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as purchased OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, Treasury futures were used as warranted to facilitate specific duration, yield curve and country strategies; swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s exposure to agency mortgage-backed securities, commercial mortgage-backed securities and investment grade corporate bonds was reduced during the Reporting Period. We maintained an overweighted exposure to non-agency mortgage-backed securities. Also, as discussed earlier, we shifted the Fund’s duration positioning as market conditions changed throughout the Reporting Period. In implementing our active duration strategy, we shifted the Fund’s duration from a shorter than Barclays Index position in June to a longer than Barclays Index position in late August and September amid the Fed’s bias toward keeping short-term interest rates low. We then moved to a neutral duration position late in 2011 and to a duration shorter than the Barclays Index in the first months of 2012 as better U.S. economic data was reported and risk assets rallied. At the end of the Reporting Period, the Fund had a duration modestly longer than the Barclays Index.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2012?

A	At the end of March 2012, the Fund had overweighted allocations relative to the Barclays Index in asset-backed securities, residential mortgage-backed securities and emerging market debt. The Fund also had exposure to high yield corporate bonds and covered bonds, which are sectors not represented in the Barclays Index. Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans. The Fund had underweighted exposure relative to the benchmark index in U.S. government securities, commercial mortgage-backed securities, investment grade corporate bonds and quasi-government bonds, including non-government guaranteed corporate bonds and supranational bonds. The Fund had a modestly longer duration than the Barclays Index at the end of the Reporting Period.

FUND BASICS

Core Plus Fixed Income Fund
as of March 31, 2012

PERFORMANCE REVIEW

		Barclays	30-Day	30-Day
April 1, 2011–	Fund Total Return	U.S. Aggregate	Standardized	Standardized
March 31, 2012	(based on NAV)[1]	Bond Index[2]	Subsidized Yield[3]	Unsubsidized Yield[3]

Class A	6.89%	7.69%	2.33%	2.25%
Class B	6.10	7.69	1.67	1.58
Class C	6.20	7.69	1.67	1.59
Institutional	7.25	7.69	2.75	2.67
Service	6.75	7.69	2.27	2.18
Class IR	6.74	7.69	2.67	2.58
Class R	6.63	7.69	2.19	2.10

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect expense reductions.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]

For the period ended 3/31/12	One Year	Five Years	Since Inception	Inception Date

Class A	2.86%	4.99%	4.80%	11/30/06
Class B	0.91	N/A	5.00	6/20/07
Class C	5.17	5.01	4.78	11/30/06
Institutional	7.25	6.17	5.93	11/30/06
Service	6.75	N/A	6.08	6/20/07
Class IR	6.74	N/A	5.73	11/30/07
Class R	6.63	N/A	5.28	11/30/07

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.83%	1.00%
Class B	1.58	1.75
Class C	1.58	1.75
Institutional	0.49	0.66
Service	0.99	1.16
Class IR	0.58	0.75
Class R	1.08	1.25

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/ or expense limitations) and before waivers (gross of applicable fee waivers and/ or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense rations disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATIONS[6]

Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum up to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as the FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[9]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012 and the expiration date of a foreign country guarantee is the maturity date of the debt.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Performance Summary
March 31, 2012

The following graph shows the value, as of March 31, 2012, of a $10,000 investment made on November 30, 2006 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Core Plus Fixed Income Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 30, 2006 through March 31, 2012.

Average Annual Total Return through March 31, 2012	One Year	Five Years	Since Inception
Class A (Commenced November 30, 2006)
Excluding sales charges	6.89%	5.80%	5.56%
Including sales charges	2.86%	4.99%	4.80%

Class B (Commenced June 20, 2007)
Excluding contingent deferred sales charges	6.10%	N/A	5.42%
Including contingent deferred sales charges	0.91%	N/A	5.00%

Class C (Commenced November 30, 2006)
Excluding contingent deferred sales charges	6.20%	5.01%	4.78%
Including contingent deferred sales charges	5.17%	5.01%	4.78%

Institutional (Commenced November 30, 2006)	7.25%	6.17%	5.93%

Service (Commenced June 20, 2007)	6.75%	N/A	6.08%

Class IR (Commenced November 30, 2007)	6.74%	N/A	5.73%

Class R (Commenced November 30, 2007)	6.63%	N/A	5.28%

PORTFOLIO RESULTS

Goldman Sachs Global Income Fund

Investment Objective

The Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Global Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of 6.16%, 5.38%, 5.32%, 6.53%, 6.01% and 6.43%, respectively. These returns compare to the 6.87% average annual total return of the Fund’s benchmark, the Barclays Global Aggregate Bond Index (USD hedged) (the “Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Our cross-sector strategy detracted from the Fund’s results. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

However, most of our other top-down strategies contributed positively to the Fund’s results during the Reporting Period. Within our top-down strategies, our country strategy contributed positively to the Fund’s performance during the Reporting Period. In particular, having an underweight bias to European peripherals, including France and Greece, and an overweight bias to Germany helped most. Risk aversion heightened on several of the European peripheral nations due to the resurfacing of the sovereign debt crisis, while Germany enjoyed generally positive economic indicators and played a central role in enhancing the Eurozone’s bailout fund for its troubled neighbors. As financial markets became increasingly nervous about sovereign debt sustainability in peripheral Europe and a flight to quality ensued, spreads on both cash bonds and credit default swaps widened. (Spreads are defined as the differential in yields between U.S. Treasuries and another sector.) Such effective country positioning was only partially offset by the detracting effect of the Fund’s underweighted positioning in the U.S., Canada and New Zealand, which each performed well during the Reporting Period given the broad flight to quality among investors. The U.S. fixed income market also benefited from the Federal Reserve Board’s (“the Fed”) commitment to keep interest rates on hold through late 2014 should economic conditions warrant.

Our currency strategy added value to the Fund’s results during the Reporting Period. More specifically, having an underweight bias to the U.S. dollar and to the euro helped. Our duration strategy further boosted the Fund’s performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Bottom-up individual issue selection within the collateralized, government/agency and corporate bond sectors contributed positively to the Fund’s performance during the Reporting Period. There were no major detractors from a security selection perspective during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	The Fund’s overweighted allocation to non-agency mortgage-backed securities, corporate bonds and commercial mortgage-backed securities (“CMBS”) detracted.

Conversely, an overweighted allocation to asset-backed securities contributed positively to the Fund’s performance. So, too, did individual issue selection in the collateralized, government/agency and corporate bond sectors add value. Within the collateralized sector, selection of collateralized mortgage obligations (“CMOs”) and mortgage-backed security pass-throughs helped most. (Pass-through mortgages consist of a pool of residential mortgage loans, where

PORTFOLIO RESULTS

homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.)

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The combined effect of the Fund’s duration and yield curve positioning contributed positively to results during the Reporting Period. As indicated earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

The Fund’s duration strategy is actively managed and constantly monitored in an effort to generate greater performance and reduced risk through volatile markets. During the Reporting Period, the Fund had a longer duration relative to the Barclays Index until June and ended the Reporting Period with a shorter duration than that of the Barclays Index. This shorter duration positioning hurt during the third quarter of 2011, as interest rates declined. However, during the second half of the Reporting Period, interest rates rose, and thus such positioning helped.

Also, within our duration strategy, a short position on Eurodollar futures detracted from returns in June and July. Yields trended downward during those months as the global economic growth outlook worsened and markets became increasingly nervous about the sovereign debt sustainability of peripheral Europe.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S., Eurozone, U.K. and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as purchased OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Interest rate and credit default swaps were also used as cost-efficient instruments to help grant us greater precision and versatility in the management of active strategies.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	Our long 10-year German Bund futures trade performed well during July and August as yields fell more than 50 basis points in those months, due mainly to increased risk aversion following Standard & Poor’s downgrade of the U.S. sovereign credit rating. (A basis point is 1/100th of a percentage point.) Conversely, our short five-year U.S. Treasury futures trade detracted in the second quarter of 2011 as yields fell 52 basis points, driven by softer economic data and a flight to quality that ensued based on concerns about the sovereign debt sustainability of peripheral Europe.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We modestly reduced the Fund’s weighting in the quasi-government securities sector and modestly increased the Fund’s exposure to emerging market debt relative to the Barclays Index during the Reporting Period. Also, as indicated, we made adjustments in the Fund’s duration. From a broad perspective, we maintained a generally longer duration than the Barclays Index in the Fund until June and then ended the Reporting Period with a shorter duration than the Barclays Index. There were no material changes in the Fund’s country weightings during the Reporting Period. However, from a currency perspective, the Fund’s allocation to the Japanese yen increased significantly during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2012?

A	At the end of March 2012, the Fund had overweighted allocations relative to the Barclays Index in collateralized securities and in emerging market debt. The Fund had underweighted exposure relative to the benchmark index in government securities and quasi-government securities and was rather neutral to the Barclays Index in corporate bonds. From a country perspective, the Fund was overweight relative to the Barclays Index in Europe, primarily Germany, and in the U.S. at the end of March 2012. The Fund was underweight relative to the benchmark index in Japan.

FUND BASICS

Global Income Fund
as of March 31, 2012

PERFORMANCE REVIEW

		Barclays Global
		Aggregate	30-Day	30-Day
April 1, 2011–	Fund Total Return	Bond Index	Standardized	Standardized
March 31, 2012	(based on NAV)[1]	(USD hedged)[2]	Subsidized Yield[3]	Unsubsidized Yield[3]

Class A	6.16%	6.87%	1.09%	1.06%
Class B	5.38	6.87	0.39	0.36
Class C	5.32	6.87	0.39	0.36
Institutional	6.53	6.87	1.47	1.44
Service	6.01	6.87	0.98	0.95
Class IR	6.43	6.87	1.38	1.35

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Global Aggregate Bond Index (USD hedged), an unmanaged index, provides a broad based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect expense reductions.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]

For the period ended 3/31/12	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	2.20%	4.31%	4.15%	5.61%	8/2/91
Class B	0.34	3.90	3.96	5.03	5/1/96
Class C	4.32	4.30	3.82	4.24	8/15/97
Institutional	6.53	5.45	4.99	6.12	8/1/95
Service	6.01	4.92	4.46	4.96	3/12/97
Class IR	6.43	N/A	N/A	3.32	7/30/10

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.03%	1.13%
Class B	1.78	1.88
Class C	1.78	1.88
Institutional	0.69	0.79
Service	1.19	1.29
Class IR	0.78	0.88

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

CURRENCY ALLOCATION[6]

	Percentage of Net Assets

	as of 3/31/12	as of 3/31/11

U.S. Dollar[7]	39.6%	42.2%
Euro	32.4	30.9
Japanese Yen	17.8	11.1
British Pound	6.6	6.9
Canadian Dollar	2.8	3.2
South African Rand	1.1	0.2
Australian Dollar	0.9	1.0
Swedish Krona	0.7	0.8
Mexican Peso	0.5	0.0
South Korean Won	0.5	0.0
Danish Krone	0.4	0.5
Polish Zloty	0.3	0.7

[6]	The percentage shown for each currency reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	These figures represent the value excluding short-term obligations. If short-term obligations had been included, the percentages for March 31, 2012 and March 31, 2011 would have been 42.7% and 45.3%, respectively.

GOLDMAN SACHS GLOBAL INCOME FUND

Performance Summary
March 31, 2012

The following graph shows the value, as of March 31, 2012, of a $10,000 investment made on April 1, 2002 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays Global Aggregate Bond Index (USD hedged) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Global Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2002 through March 31, 2012.

Average Annual Total Return through March 31, 2012	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 2, 1991)
Excluding sales charges	6.16%	5.10%	4.54%	5.80%
Including sales charges	2.20%	4.31%	4.15%	5.61%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	5.38%	4.30%	3.96%	5.03%
Including contingent deferred sales charges	0.34%	3.90%	3.96%	5.03%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	5.32%	4.30%	3.82%	4.24%
Including contingent deferred sales charges	4.32%	4.30%	3.82%	4.24%

Institutional (Commenced August 1, 1995)	6.53%	5.45%	4.99%	6.12%

Service (Commenced March 12, 1997)	6.01%	4.92%	4.46%	4.96%

Class IR (Commenced July 30, 2010)	6.43%	N/A	N/A	3.32%

PORTFOLIO RESULTS

Goldman Sachs Strategic Income Fund

Investment Objective

The Fund seeks total return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Strategic Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 1.60%, 0.94%, 2.04%, 1.95% and 1.46%, respectively. These returns compare to the 7.69% average annual total return of the Fund’s primary benchmark, the Barclays U.S. Aggregate Bond Index (the “Barclays Index”), and the 0.39% average annual total return of the Fund’s secondary benchmark, the 3-Month LIBOR Index (USD) (the “LIBOR Index”), during the same period.

We should note that this Fund employs a benchmark agnostic strategy and thus comparisons to the benchmark index are not particularly relevant.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Bottom-up security selection within the corporate bond sector contributed most significantly to the Fund’s results during the Reporting Period. Within our top-down strategies, our cross-sector, duration and country strategies contributed the most positively to Fund performance. Our cross-sector strategy is one in which we invest Fund assets based on a discipline of valuing each fixed income sector in the context of all investment opportunities within the Fund’s universe. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Within our country strategy, a bias to be underweighted peripheral Europe during the summer months of 2011 proved particularly beneficial, as the risk of European sovereign debt sustainability increased then.

These contributing factors were offset by the detracting effect on Fund performance of our currency strategy. More specifically, the Fund’s higher beta exposures, or exposures to currencies with greater volatility, in August and September detracted. These higher beta currency positions included those in the New Zealand dollar, the South African rand and the Mexican peso. Positioning in the Swiss franc also hurt the Fund’s results.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Individual issue selection within the corporate bond sector added value. In particular, gains were achieved via the Fund’s selection of high yield corporate bonds, especially an emphasis on more traditionally defensive issues, such as those in the health care sector, during the third quarter of 2011 and on securities in the industrials sector during October.

The Fund’s exposure to non-agency residential mortgage-backed securities contributed significantly to returns, predominantly during the first quarter of 2012. This was only partially offset by weaker performance in the sector during the third and fourth quarters of 2011, specifically August and November 2011. The Fund’s exposure to corporate credit also detracted from returns during the third quarter of 2011 when risk assets broadly sold off.

The Fund’s exposure to emerging market debt contributed significantly to returns during the Reporting Period, dominated by strong performance in October 2011 and January and February 2012. Currency movements rather than interest rates drove performance within the Fund’s emerging market debt allocation.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The combined effect of the Fund’s tactical duration and yield curve positioning contributed positively to results during the Reporting Period. As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a

PORTFOLIO RESULTS

particular sector. A long U.S. duration bias in August and November 2011 contributed most to the Fund’s returns during the Reporting Period due to interest rates rallying on the back of global economic growth concerns and European sovereign debt sustainability. A short U.S. duration bias during the first quarter of 2012 also boosted Fund results, as interest rates then sold off amidst strong risk appetite and healthy economic data out of the U.S. The yield on the 10-year U.S. Treasury note started the Reporting Period at 3.45%, declined to 1.92% at September 30 and then rose to end the Reporting Period at 2.23%. The yield on the 30-year U.S. Treasury note started the Reporting Period at 4.40%, declined to 2.92% at September 30 and then rose to end the Reporting Period at 3.35%.

The Fund’s short Japanese duration position slightly detracted from results, specifically in December 2011. The Fund held the short Japanese duration position because we believed that 1% yields for 10-year Japanese government bonds were not sustainable based on Japanese debt-to-Gross Domestic Product ratios and potential further downgrades.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S., Eurozone, U.K. and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as purchased OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund is a broadly diversified portfolio designed to provide total return opportunities from across the fixed income spectrum. As macro events unfolded and market conditions shifted, we tactically adjusted the Fund’s exposure to the corporate bond sector. At the beginning of the Reporting Period, the Fund had approximately 30% of its net assets allocated to corporate bonds, senior term loans and collateralized loan obligations. We then significantly reduced that exposure in early August on the back of fears that the Eurozone sovereign debt crisis could spark a global contagion and weaker economic growth prospects in the U.S. The Fund ended the Reporting Period with approximately 24% of its net assets allocated toward investment grade and high yield corporate bonds, bank loans and collateralized loan obligations. (Similar in structure to collateralized mortgage obligations, collateralized loan obligations are securities backed by a pool of commercial or personal loans, structured so that there are several classes of bondholders with varying maturities, called tranches.) We also reduced the Fund’s exposure during the Reporting Period to asset backed securities, municipal bonds, quasi-government securities and cash. We increased the Fund’s exposure to non-agency mortgage-backed securities. We tactically shifted the Fund’s agency mortgage-backed securities positioning throughout the Reporting Period.

Also, as indicated, we made adjustments in the Fund’s duration. We moved from a long U.S. duration bias in November 2011, to a neutral duration bias in December 2011 and then to a short duration bias during the first quarter of 2012 as U.S. economic data improved and risk assets or non-Treasury sectors, rallied. The Fund had a rather neutral duration bias at the end of the Reporting Period. We also moved to a short duration bias in Japan and tactically adjusted the Fund’s duration positioning in the U.K. and Europe as market conditions shifted.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2012?

A	At the end of March 2012, the Fund’s largest duration position was its short Japanese duration positioning, but, as mentioned earlier, we had trimmed the Fund’s exposure slightly toward the end of the Reporting Period. As core government yields rose in March, the Fund remained

PORTFOLIO RESULTS

generally short duration in the U.S. and the U.K. Toward month-end, we moved briefly to a slight long exposure in the U.S. as interest rates rallied on cautious comments on the U.S. recovery from Fed Chairman Ben Bernanke. We then shifted back to a neutral U.S. duration exposure. We trimmed the Fund’s exposure to the U.K., but remained slightly short in duration on the belief that the Bank of England has probably delivered its last round of quantitative easing, and gilts are likely to weaken as investors scale back their expectations for further stimulus. We moved to a slightly long duration position in Europe on the belief that the European Central Bank is likely to maintain accommodative policy until clearer signs of a broader economic recovery emerge.

From a country perspective, we scaled back the Fund’s exposure to Europe in March, as we believe that the positive effects of the European Central Bank’s three-year long-term refinancing operations (“LTROs”), which are stimulus packages implemented by the European Central Bank, are wearing off. Additionally, the recent deterioration in Spanish bond markets and weaker Purchasing Manager Index (“PMI”) data in March, specifically in France and Germany, reinforced our overall negative outlook for the Eurozone. In the G10 nations, which are actually eleven industrialized nations that meet on an annual basis to consult each other and to debate and cooperate on international financial matters, the Fund held no relative growth trades at the end of the Reporting Period. We continue to expect positive economic growth in China and the U.S., which will likely support smaller open economies throughout 2012, and we see the Eurozone as being in a recessionary phase.

That said, among G10 currencies, the Fund remained long in currencies where we believe stronger growth momentum, particularly in the U.S., should benefit countries with substantial commodities exports. These included the Canadian dollar and the Australian dollar. The Fund remained short currencies most exposed to deterioration in Europe, including the euro, the British pound, the Swiss franc and the Swedish krona. At the same time, we continue to believe that over the medium term, fiscal imbalances in major developed economies along with zero policy rates and anemic growth will support flows into the emerging markets. Thus, our favored Fund positions are in countries benefiting from strong balance of payment profiles, particularly in Asia. The Fund remained long the Mexican peso and the Malaysian ringgit at the end of March 2012.

From a sector perspective, non-agency mortgage-backed securities remained our highest conviction position across risk assets. We believe the U.S. housing market has stabilized, and despite short-term headwinds from seasonal effects and elevated market volatility, we maintain our preference to capitalize on U.S. housing stabilization via non-agency mortgages as they are directly linked to U.S. housing fundamentals. Additionally, in our view, non-agency mortgage-backed securities offer attractive default loss-adjusted yields and were trading, at the end of the Reporting Period, at distressed levels, thereby potentially insulating them from further downside risks in Europe. On the other hand, we believe agency mortgage-backed securities remain exposed to heightened prepayment risk, as primary mortgage rates hover near historic lows. In light of this prepayment risk, we retained the Fund’s long-standing bias toward lower coupons and maintained a short interest-only mortgage position within this sector.

As for corporate bonds, we believe there may be near-term volatility as macro uncertainty persists over the months ahead, but we also believe credit spreads, or yield differentials between corporate bonds and U.S. Treasury securities, have room for compression considering default economic growth expectations. In our view, credit fundamentals remained strong at the end of the Reporting Period and even improving in many sectors, with profit margins close to all-time highs and cash balances healthy. Given this view, we maintained the Fund’s exposure to corporate bonds at the end of the Reporting Period with a bias toward high yield corporate bonds and collateralized loan obligations. Additionally, we have maintained the Fund’s flattening bias in the three-year to five-year segment of the investment grade credit yield curve, meaning we favor five-year investment grade corporate bonds over three-year investment grade corporate bonds, as we expect yield differentials between the two to narrow. We also maintained the Fund’s exposure to bank loans at the end of March 2012.

We maintain a long-term positive view on emerging market debt, as we see the asset class shifting from a niche to a core component of investor portfolios. Over the medium term, we believe returns in local emerging market debt will likely be driven primarily by currency appreciation rather than interest rates, based on the strong divergence in real Gross Domestic Product growth between emerging markets and mature markets. Based on this view, the Fund’s emerging market debt allocation was predominantly in local sovereign debt at the end of March 2012, including South Africa, Malaysia, Mexico and Brazil inflation-linked securities. The Fund also

PORTFOLIO RESULTS

had some exposure to external sovereign debt, including Ivory Coast external debt and Venezuelan distressed debt, and some exposure to corporate debt, including Mexican corporate bonds.

The Fund also had positions in U.S. Treasuries and Treasury inflation-protected securities (“TIPS”) and in cash at the end of the Reporting Period as well as a more modest allocation to asset-backed securities.

FUND BASICS

Strategic Income Fund
as of March 31, 2012

PERFORMANCE REVIEW

				30-Day	30-Day
		Barclays	3-Month	Standardized	Standardized
April 1, 2011–	Fund Total Return	U.S. Aggregate	LIBOR Index	Subsidized	Unsubsidized
March 31, 2012	(based on NAV)[1]	Bond Index[2]	(USD)[3]	Yield[4]	Yield[4]

Class A	1.60%	7.69%	0.39%	2.96%	2.96%
Class C	0.94	7.69	0.39	2.33	2.33
Institutional	2.04	7.69	0.39	3.41	3.41
Class IR	1.95	7.69	0.39	3.33	3.33
Class R	1.46	7.69	0.39	2.84	2.84

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Global Aggregate Bond Index (USD hedged), an unmanaged index, provides a broad based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The LIBOR, the London Interbank Offered Rate, is based on the rates that contributor banks in London offer each other for inter-bank deposits. LIBOR is compiled by the British Bankers Association (BBA) and is published daily. It is not possible to invest directly in an index.

[4]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect expense reductions.

STANDARDIZED TOTAL RETURNS[5]

For the period ended 3/31/12	One Year	Since Inception	Inception Date

Class A	-2.19%	0.06%	6/30/10
Class C	-0.07	1.57	6/30/10
Institutional	2.04	2.60	6/30/10
Class IR	1.95	2.51	6/30/10
Class R	1.46	2.02	6/30/10

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[6]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.02%	1.08%
Class C	1.77	1.83
Institutional	0.68	0.74
Class IR	0.77	0.83
Class R	1.27	1.33

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

SECTOR ALLOCATIONS[7]

Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum up to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[8]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[9]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012 and the expiration date of a foreign country guarantee is the maturity date of the debt.

GOLDMAN SACHS STRATEGIC INCOME FUND

Performance Summary
March 31, 2012

The following graph shows the value, as of March 31, 2012, of a $10,000 investment made on June 30, 2010 (commencement of operations) in Class A Shares (with the maximum sales charge of 3.75%). For comparative purposes, the performance of the Fund’s benchmarks, the Barclays U.S. Aggregate Bond Index and the 3 Month LIBOR Index, are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C, Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Strategic Income Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 30, 2010 through March 31, 2012.

Average Annual Total Return through March 31, 2012	One Year	Since Inception
Class A (Commenced June 30, 2010)
Excluding sales charges	1.60%	2.26%
Including sales charges	-2.19%	0.06%

Class C (Commenced June 30, 2010)
Excluding contingent deferred sales charges	0.94%	1.57%
Including contingent deferred sales charges	-0.07%	1.57%

Institutional (Commenced June 30, 2010)	2.04%	2.60%

Class IR (Commenced June 30, 2010)	1.95%	2.51%

Class R (Commenced June 30, 2010)	1.46%	2.02%

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments
March 31, 2012

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Obligations – 23.8%
Banks – 8.2%
Abbey National Treasury Services PLC
$1,750,000	2.875%		04/25/14	$1,739,158
ANZ Capital Trust II(a)(b)
3,500,000	5.360		12/15/49	3,535,000
Astoria Financial Corp.(b)
4,050,000	5.750		10/15/12	4,137,360
Bank of America Corp.
3,250,000	5.750		12/01/17	3,476,814
700,000	5.000		05/13/21	699,017
5,425,000	5.700		01/24/22	5,729,799
Bank of Nova Scotia(a)
6,700,000	1.050		03/20/15	6,703,852
5,300,000	1.750		03/22/17	5,315,688
Bank of Scotland PLC(a)
3,200,000	5.250		02/21/17	3,476,774
Caisse Centrale Desjardins du Quebec(a)
3,300,000	1.600		03/06/17	3,269,482
Capital One Bank USA NA
1,825,000	8.800		07/15/19	2,223,019
Capital One Capital III(b)
1,225,000	7.686		08/15/36	1,229,594
Capital One Capital IV(b)(c)
3,475,000	6.745		02/17/37	3,475,000
Citigroup Capital XXI(b)(c)
4,235,000	8.300		12/21/57	4,272,056
Citigroup, Inc.
7,125,000	5.000		09/15/14	7,368,074
2,775,000	4.450		01/10/17	2,896,585
2,100,000	4.500		01/14/22	2,101,506
Commonwealth Bank of Australia(a)(b)(c)
3,740,000	6.024		03/15/49	3,553,000
Discover Bank
2,075,000	8.700		11/18/19	2,582,150
ING Bank NV(a)
3,500,000	2.375		06/09/14	3,475,416
JPMorgan Chase & Co.
5,600,000	4.350		08/15/21	5,712,780
JPMorgan Chase Capital XXV
1,600,000	6.800		10/01/37	1,608,000
Mizuho Corporate Bank Ltd.(a)
3,300,000	2.550		03/17/17	3,299,677
National City Preferred Capital Trust I(b)(c)
3,675,000	12.000		12/10/49	3,914,022
Regions Financial Corp.
3,475,000	5.750		06/15/15	3,640,063
Resona Preferred Global Securities Ltd.(a)(b)(c)
3,650,000	7.191		07/30/49	3,814,250
Royal Bank of Scotland PLC(a)
1,950,000	4.875		08/25/14	2,026,485
Sovereign Bank
975,000	8.750		05/30/18	1,108,861
Sparebank 1 Boligkreditt AS(a)
13,400,000	2.625		05/27/16	13,672,851
7,400,000	2.300		06/30/17	7,374,840
SunTrust Banks, Inc.(b)
2,450,000	3.600		04/15/16	2,529,460
Toronto-Dominion Bank(a)
5,400,000	1.500		03/13/17	5,342,463
U.S. Bancorp
3,750,000	3.442		02/01/16	3,858,052
UBS AG(a)
3,600,000	2.250		03/30/17	3,590,088

				132,751,236

Brokerage – 0.6%
Merrill Lynch & Co., Inc.
2,950,000	6.400		08/28/17	3,209,501
Morgan Stanley, Inc.(b)
6,125,000	6.625		04/01/18	6,426,645

				9,636,146

Chemicals(b) – 0.2%
Ecolab, Inc.
3,550,000	4.350		12/08/21	3,745,537

Distributor(a)(b) – 0.1%
Ras Laffan Liquefied Natural Gas Co. Ltd. III
1,700,000	5.500		09/30/14	1,830,050

Electric(b) – 0.4%
Ipalco Enterprises, Inc.
1,175,000	5.000		05/01/18	1,180,875
Nevada Power Co.
2,725,000	7.125		03/15/19	3,402,869
PPL WEM Holdings PLC(a)
2,290,000	5.375		05/01/21	2,470,070

				7,053,814

Energy – 3.2%
Anadarko Petroleum Corp.(b)
3,775,000	6.375		09/15/17	4,484,103
1,700,000	6.450		09/15/36	1,962,384
BP Capital Markets PLC
1,925,000	3.200		03/11/16	2,036,518
4,000,000	4.500	(b)	10/01/20	4,390,994
Dolphin Energy Ltd.(a)
1,475,075	5.888	(b)	06/15/19	1,596,769
1,760,000	5.500		12/15/21	1,852,168
Gaz Capital SA for Gazprom(d)
2,690,000	9.250		04/23/19	3,318,787
Nexen, Inc.(b)
1,754,000	6.400		05/15/37	1,920,564
1,800,000	7.500		07/30/39	2,210,134
Pemex Project Funding Master Trust(b)
3,470,000	6.625		06/15/35	3,929,775
Petrobras International Finance Co.(b)
550,000	5.750		01/20/20	609,687
1,420,000	5.375		01/27/21	1,560,691
Phillips 66(a)(b)
2,450,000	4.300		04/01/22	2,516,370
PTT Exploration and Production Public Co. Ltd.(a)
2,490,000	5.692		04/05/21	2,656,818
TNK-BP Finance SA
1,570,000	7.875		03/13/18	1,827,087

34          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Obligations – (continued)
Energy – (continued)

Transocean, Inc.(b)
	$1,000,000	4.950%	11/15/15	$1,066,221
	1,875,000	6.000	03/15/18	2,072,367
	6,725,000	6.500	11/15/20	7,514,641
Weatherford International Ltd.(b)
	3,286,000	9.625	03/01/19	4,295,842

				51,821,920

Financial(a) – 0.2%
FUEL Trust
	3,575,000	3.984	06/15/16	3,553,418

Food & Beverage – 1.5%
Anheuser-Busch InBev Worldwide, Inc.(b)
	5,775,000	7.750	01/15/19	7,523,128
Heineken NV(a)(b)
	3,975,000	3.400	04/01/22	3,945,704
Kraft Foods, Inc.
	1,975,000	6.500	02/09/40	2,430,303
Pernod-Ricard SA(a)(b)
	5,475,000	4.450	01/15/22	5,553,681
SABMiller Holdings, Inc.(a)(b)
	5,225,000	3.750	01/15/22	5,315,711

				24,768,527

Health Care – Medical Products(b) – 0.6%
DENTSPLY International, Inc.
	1,550,000	2.750	08/15/16	1,575,859
Life Technologies Corp.
	2,275,000	6.000	03/01/20	2,611,218
	1,650,000	5.000	01/15/21	1,784,628
PerkinElmer, Inc.
	3,700,000	5.000	11/15/21	3,834,789

				9,806,494

Health Care – Services(b) – 0.4%
Aristotle Holding, Inc.(a)
	2,900,000	3.500	11/15/16	3,026,323
Express Scripts, Inc.
	3,600,000	3.125	05/15/16	3,716,696

				6,743,019

Life Insurance(b) – 0.5%
MetLife Capital Trust X(a)
	2,000,000	9.250	04/08/68	2,410,000
Reinsurance Group of America, Inc.(c)
	850,000	6.750	12/15/65	782,000
The Northwestern Mutual Life Insurance Co.(a)
	3,600,000	6.063	03/30/40	4,238,305

				7,430,305

Media – Cable – 0.3%
Comcast Cable Communications Holdings, Inc.
	1,220,000	8.375	03/15/13	1,309,791
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.(a)(b)
	3,775,000	3.800	03/15/22	3,762,928

				5,072,719

Media – Non Cable(b) – 1.0%
NBCUniversal Media LLC
	7,525,000	4.375	04/01/21	8,048,414
News America, Inc.
	3,800,000	6.150	02/15/41	4,353,060
WPP Finance UK
	2,850,000	8.000	09/15/14	3,262,423

				15,663,897

Metals & Mining – 0.5%
Newcrest Finance Pty Ltd.(a)
	3,275,000	4.450	11/15/21	3,308,585
Newmont Mining Corp.(b)
	4,125,000	3.500	03/15/22	3,986,983
Teck Resources Ltd.(b)
	1,225,000	10.750	05/15/19	1,519,000

				8,814,568

Noncaptive – Financial – 0.6%
General Electric Capital Corp.
	3,425,000	5.875	01/14/38	3,753,661
International Lease Finance Corp.
	4,000,000	5.750	05/15/16	3,995,516
SLM Corp.
AUD	1,500,000	6.000	05/10/12	1,549,733

				9,298,910

Pipelines(b) – 1.2%
CenterPoint Energy Resources Corp. Series B
	$4,075,000	5.950	01/15/14	4,364,097
El Paso Pipeline Partners Operating Co. LLC
	1,650,000	6.500	04/01/20	1,864,500
Energy Transfer Partners LP
	1,750,000	5.950	02/01/15	1,921,761
	2,475,000	5.200	02/01/22	2,591,153
Enterprise Products Operating LLC(c)
	2,550,000	8.375	08/01/66	2,776,312
Tennessee Gas Pipeline Co.
	1,450,000	8.375	06/15/32	1,765,032
TransCanada PipeLines Ltd.(c)
	3,200,000	6.350	05/15/67	3,296,000

				18,578,855

Property/Casualty Insurance(b) – 0.8%
Arch Capital Group Ltd.
	1,375,000	7.350	05/01/34	1,639,411
Mitsui Sumitomo Insurance Co. Ltd.(a)(c)
	1,500,000	7.000	03/15/72	1,519,433
QBE Insurance Group Ltd.(a)(c)
	3,150,000	5.647	07/01/23	2,943,250
The Chubb Corp.(c)
	4,225,000	6.375	03/29/67	4,351,750
Transatlantic Holdings, Inc.
	1,925,000	8.000	11/30/39	2,147,281

				12,601,125

The accompanying notes are an integral part of these financial statements.          35

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Obligations – (continued)

Real Estate Investment Trusts – 1.7%
Developers Diversified Realty Corp.
$1,250,000	9.625%		03/15/16	$1,514,062
3,775,000	7.500	(b)	04/01/17	4,280,112
ERP Operating LP(b)
3,000,000	4.625		12/15/21	3,157,163
HCP, Inc.(b)
1,500,000	6.300		09/15/16	1,668,849
2,950,000	6.000		01/30/17	3,261,745
Kilroy Realty LP(b)
1,125,000	5.000		11/03/15	1,198,537
2,375,000	6.625		06/01/20	2,664,946
ProLogis(d)
950,000	2.250		04/01/37	950,000
1,200,000	1.875	(b)	11/15/37	1,200,000
Simon Property Group LP(b)
3,350,000	10.350		04/01/19	4,608,339
WCI Finance LLC(a)(b)
2,986,000	5.400		10/01/12	3,048,321

				27,552,074

Schools(b) – 0.3%
Rensselaer Polytechnic Institute
4,200,000	5.600		09/01/20	4,704,336

Technology – Hardware(b) – 0.3%
Hewlett-Packard Co.
2,775,000	3.000		09/15/16	2,863,234
1,225,000	2.600		09/15/17	1,220,297

				4,083,531

Tobacco – 0.1%
Altria Group, Inc.
1,650,000	9.700		11/10/18	2,249,261

Transportation(a) – 0.3%
Transnet Ltd.
4,150,000	4.500		02/10/16	4,300,438

Wirelines Telecommunications(b) – 0.8%
AT&T, Inc.
6,975,000	2.950		05/15/16	7,353,139
Verizon Communications, Inc.
4,950,000	3.500		11/01/21	5,055,772

				12,408,911

TOTAL CORPORATE OBLIGATIONS
(Cost $369,401,609)				$384,469,091

Mortgage-Backed Obligations – 37.2%
Adjustable Rate Non-Agency(c) – 1.0%
Bear Stearns Adjustable Rate Mortgage Trust Series 2003-05, Class 1A1
$48,160	2.818%		08/25/33	$45,101
Bear Stearns Adjustable Rate Mortgage Trust Series 2006-02, Class 3A2
485,243	5.656		07/25/36	321,305
Bear Stearns Alt-A Trust Series 2005-8, Class 11A1
1,370,804	0.512		10/25/35	779,080
Countrywide Home Loan Mortgage Pass-Through Trust Series 2003-37, Class 1A1
28,264	2.878		08/25/33	23,297
CS First Boston Mortgage Securities Corp. Series 2003-AR9, Class 2A2
47,967	2.575		03/25/33	40,306
Downey Savings & Loan Association Mortgage Loan Trust Series 2005-AR6, Class 2A1A
4,091,932	0.532		10/19/45	2,686,008
Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
1,054,563	0.482		01/19/36	574,226
Lehman XS Trust Series 2005-5N, Class 3A1A
4,828,987	0.542		11/25/35	3,360,449
Lehman XS Trust Series 2005-9N, Class 1A1
5,721,970	0.512		02/25/36	3,401,743
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
2,645,793	1.009		12/25/46	756,040
Residential Accredit Loans, Inc. Series 2007-QH9, Class A1
6,960,459	6.444		11/25/37	3,166,899
Sequoia Mortgage Trust Series 2003-4, Class 1A2
1,501,978	1.122		07/20/33	1,310,736
Washington Mutual Mortgage Pass-Through Certificates Series 2002-AR19, Class A7
98,559	2.463		02/25/33	88,469

				16,553,659

Collateralized Mortgage Obligations – 2.2%
Interest Only(c)(e) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2002-AR31, Class 5X
259,497	0.000		11/25/32	—
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X
818,118	0.000		07/25/33	1
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X
1,047,206	0.000		08/25/33	1
Wells Fargo Mortgage Backed Securities Trust Series 2003-G, Class AI0
2,721,473	0.751		06/25/33	16,552

				16,554

Inverse Floaters(c) – 0.1%
GNMA Series 2001-48, Class SA
87,329	25.702		10/16/31	138,311
GNMA Series 2001-51, Class SA
164,417	31.452		10/16/31	275,617
GNMA Series 2001-51, Class SB
169,917	25.702		10/16/31	278,496
GNMA Series 2002-13, Class SB
201,457	36.439		02/16/32	343,064

				1,035,488

36          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value

Mortgage-Backed Obligations – (continued)

Planned Amortization Class – 0.0%
FHLMC REMIC Series 2639, Class UL
	$75,357	4.750%	03/15/22	$77,770
FNMA REMIC Series 2003-134, Class ME
	123,517	4.500	06/25/33	130,981
FNMA REMIC Series 2004-64, Class BA
	87,876	5.000	03/25/34	92,794

				301,545

Regular Floater(c) – 0.6%
Granite Mortgages PLC Series 2003-3, Class 2A
EUR	1,302,910	1.584	01/20/44	1,685,560
Granite Mortgages PLC Series 2004-2, Class 3A
GBP	215,869	1.356	06/20/44	334,062
Granite Mortgages PLC Series 2004-3, Class 2A1
	$395,938	0.754	09/20/44	383,664
Granite Mortgages PLC Series 2004-3, Class 2A2
EUR	498,115	1.133	09/20/44	644,406
Granite Mortgages PLC Series 2004-3, Class 3A1
GBP	119,827	1.396	09/20/44	185,434
Silverstone Master Issuer Series 2012-1A, Class 2A1(a)
	$6,250,000	1.892	01/21/55	6,278,871

				9,511,997

Sequential Fixed Rate – 1.5%
FHLMC Multifamily Structured Pass-Through Certificates Series K703, Class A2
	7,000,000	2.699	05/25/18	7,251,546
FHLMC Multifamily Structured Pass-Through Certificates Series K705, Class A2
	5,200,000	2.303	09/25/18	5,253,794
FHLMC REMIC Series 2664, Class MA
	16,985	5.000	04/15/30	16,971
NCUA Guaranteed Notes Series 2010-C1, Class APT
	7,194,763	2.650	10/29/20	7,437,586
NCUA Guaranteed Notes Series 2010-R1, Class 2A
	935,834	1.840	10/07/20	947,532
NCUA Guaranteed Notes Series A4
	3,500,000	3.000	06/12/19	3,701,635

				24,609,064

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				$35,474,648

Commercial Mortgage-Backed Securities – 1.9%
Sequential Fixed Rate – 1.0%
LB-UBS Commercial Mortgage Trust Series 2005-C5, Class A4
	9,000,000	4.954	09/15/30	9,877,538
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4
	6,000,000	5.156	02/15/31	6,660,915

				16,538,453

Sequential Floating Rate(c) – 0.9%
FREMF Mortgage Trust Series 2012-K17, Class B(a)
	1,300,000	4.498	12/25/44	1,252,569
FREMF Mortgage Trust Series 2012-K706, Class B(a)
	1,100,000	4.023	11/25/44	1,091,456
FREMF Mortgage Trust Series 2012-K706, Class C(a)
	725,000	4.023	11/25/44	680,061
LB-UBS Commercial Mortgage Trust Series 2005-C7, Class A4
	10,175,000	5.197	11/15/30	11,275,749

				14,299,835

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES				$30,838,288

Federal Agencies – 32.1%
Adjustable Rate FNMA(c) – 1.0%
	18,715	2.431	06/01/33	19,705
	2,674,764	2.470	07/01/34	2,850,296
	6,306,184	2.338	09/01/34	6,689,916
	4,803,426	2.681	05/01/35	5,118,650
	1,741,935	2.085	06/01/35	1,834,313

				16,512,880

FHLMC – 1.1%
	179,564	6.500	12/01/13	181,397
	642	7.000	10/01/14	685
	85,360	6.000	12/01/14	87,952
	5,236	7.000	05/01/15	5,534
	18,993	8.000	07/01/15	20,289
	7,607	7.000	02/01/16	8,230
	11,930	7.000	03/01/16	12,795
	238,101	7.500	05/01/16	258,362
	3,516	5.000	01/01/17	3,784
	20,520	5.000	02/01/17	22,085
	11,838	5.000	03/01/17	12,740
	1,316	5.000	04/01/17	1,417
	99,430	5.000	09/01/17	107,009
	249,571	5.000	10/01/17	268,599
	804	7.000	10/01/17	918
	145,337	5.000	11/01/17	156,416
	59,164	5.000	12/01/17	63,676
	89,576	5.000	01/01/18	96,387
	231,892	5.000	02/01/18	249,304
	171,332	5.000	03/01/18	184,207
	104,291	5.000	04/01/18	112,215
	65,485	5.000	05/01/18	70,429
	50,521	5.000	06/01/18	54,315
	103,469	5.000	07/01/18	111,284
	34,454	5.000	08/01/18	37,085
	160,894	4.500	09/01/18	171,619
	15,215	5.000	10/01/18	16,404
	28,027	5.000	11/01/18	30,240
	240,011	5.000	06/01/19	259,378
	1,126,093	4.500	10/01/23	1,211,278
	110,204	5.500	10/01/25	120,113
	94,578	5.500	11/01/25	103,081
	28,061	7.000	06/01/26	32,507
	53,439	7.500	03/01/27	62,378
	45,956	7.500	12/01/30	52,886
	33,929	7.500	01/01/31	39,046
	213,116	6.500	10/01/33	240,547
	609,955	5.000	12/01/35	664,112

The accompanying notes are an integral part of these financial statements.          37

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)

$1,489	5.500%	02/01/36	$1,643
119,316	4.000	08/01/36	124,708
319,556	4.000	09/01/36	334,494
351,854	4.000	10/01/36	368,526
506,728	4.000	12/01/36	531,061
23,197	6.000	04/01/37	26,107
6,436	6.000	07/01/37	7,244
297,441	6.000	09/01/37	334,007
186,397	6.000	07/01/38	208,262
58,056	6.500	09/01/38	64,884
16,123	6.000	10/01/38	18,015
5,327,393	6.000	11/01/38	5,978,958
292,510	6.000	12/01/38	326,822
149,472	6.000	01/01/39	166,586
877,020	5.000	06/01/39	946,445
478,392	4.500	09/01/39	517,129
18,302	4.500	11/01/40	19,425
115,556	4.500	03/01/41	122,898
1,976,043	4.000	11/01/41	2,070,293
995,856	4.000	01/01/42	1,045,331

			18,343,541

FNMA – 27.9%
1,111,236	7.040	08/01/15	1,218,116
94,939	8.500	10/01/15	102,821
3,530	7.000	01/01/16	3,772
4,905,020	2.800	03/01/18	5,101,546
2,967,140	3.740	05/01/18	3,228,587
3,480,000	3.840	05/01/18	3,782,666
1,039,558	4.500	05/01/18	1,112,328
2,636,947	4.500	06/01/18	2,821,534
131,729	5.000	06/01/18	142,200
1,355,602	4.500	07/01/18	1,450,494
1,241,436	4.500	08/01/18	1,328,337
23,518	6.000	08/01/18	25,920
1,694	6.500	10/01/18	1,897
9,000,000	4.506	06/01/19	10,010,614
2,265,064	3.416	10/01/20	2,401,661
1,674,974	3.632	12/01/20	1,792,851
10,154,232	3.763	12/01/20	10,926,402
580,303	5.500	09/01/23	634,475
142,819	5.500	10/01/23	156,437
1,671,287	5.000	02/01/24	1,809,697
276,272	7.000	08/01/27	317,623
7,878	6.500	09/01/27	8,825
821,074	7.000	03/01/28	944,244
10,422	6.500	05/01/28	11,675
2,416	5.500	01/01/29	2,695
196	5.500	04/01/29	215
1,519	8.000	01/01/31	1,522
20,487	8.000	02/01/31	24,576
217,947	7.000	03/01/31	241,837
3,194,008	4.000	10/01/31	3,395,364
17,965	5.500	02/01/33	19,803
354,337	5.500	03/01/33	390,587
41,365	5.500	05/01/33	45,597
34,071	5.000	07/01/33	37,005
10,722	5.500	07/01/33	11,816
240,046	5.000	08/01/33	260,412
113,661	5.500	08/01/33	125,253
22,387	5.000	09/01/33	24,219
210,721	5.500	09/01/33	232,084
7,333	6.500	09/01/33	8,271
3,516	5.500	10/01/33	3,875
51,836	5.500	11/01/33	57,123
16,723	5.000	12/01/33	18,061
13,108	5.500	12/01/33	14,444
19,431	5.500	01/01/34	21,420
41,618	5.500	02/01/34	45,732
4,617	5.500	03/01/34	5,091
7,071	5.500	04/01/34	7,783
890,712	5.500	05/01/34	981,489
33,718	5.500	07/01/34	37,156
10,418	5.500	08/01/34	11,471
546	5.500	10/01/34	600
402,888	5.500	12/01/34	442,468
1,055	6.000	12/01/34	1,172
521,051	5.000	04/01/35	567,478
26,183	5.500	04/01/35	28,743
27,305	5.500	07/01/35	29,976
1,134	5.500	08/01/35	1,247
58,223	5.500	09/01/35	63,998
44,959	5.500	11/01/35	49,572
5,073	5.500	12/01/35	5,582
7,601	5.500	01/01/36	8,458
48,235	5.500	02/01/36	53,665
2,241,278	5.500	03/01/36	2,472,391
97,881	6.000	03/01/36	109,382
26,202	5.500	04/01/36	29,157
22,787	6.000	04/01/36	25,465
98,489	4.000	08/01/36	103,232
98,892	4.000	09/01/36	103,655
190,896	4.000	09/01/36	200,389
874,426	6.000	12/01/36	963,194
480,691	6.000	01/01/37	529,719
199,600	4.000	02/01/37	209,775
5,429	5.500	02/01/37	5,991
99,825	4.000	03/01/37	104,914
10,319	5.500	04/01/37	11,379
10,507	5.500	05/01/37	11,586
4,700	5.500	06/01/37	5,183
447	5.500	08/01/37	493
1,806	5.500	12/01/37	1,982
35,102	6.000	12/01/37	39,462
150,617	5.000	02/01/38	161,268
4,888	5.500	02/01/38	5,348
13,534	5.500	03/01/38	14,808
4,507	5.500	05/01/38	4,932
17,046	6.000	05/01/38	19,164
16,660	5.500	06/01/38	18,210
15,051	6.000	06/01/38	16,921
17,901	5.500	07/01/38	19,559

38          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal		Interest	Maturity
Amount		Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

	$37,717	6.000%	07/01/38		$42,166
	15,306	6.000	08/01/38		17,112
	3,344,850	6.000	11/01/38		3,684,637
	277	5.500	12/01/38		306
	152,012	4.500	04/01/39		164,173
	35,513	4.500	05/01/39		38,465
	30,342	4.500	07/01/39		32,865
	254,905	4.500	08/01/39		276,094
	157,842	4.500	10/01/39		171,554
	166,244	4.500	11/01/39		180,686
	1,545,814	4.500	12/01/39		1,674,524
	179,155	4.500	11/01/40		190,753
	2,366,380	4.000	12/01/40		2,482,683
	5,299,635	4.000	02/01/41		5,560,103
	2,776,472	5.000	02/01/41		3,016,494
	878,427	5.000	04/01/41		954,366
	2,359,012	5.000	05/01/41		2,551,515
	345,344	5.000	06/01/41		373,525
	1,932,422	4.500	07/01/41		2,061,994
	462,220	4.500	08/01/41		492,900
	4,231,016	4.500	09/01/41		4,513,749
	175,747	4.000	10/01/41		184,478
	612,005	4.500	10/01/41		652,626
	15,970,473	5.000	10/01/41		17,383,604
	1,372,326	4.000	11/01/41		1,440,504
	2,779,787	4.000	12/01/41		2,917,889
	1,985,006	4.000	01/01/42		2,083,623
	10,000,000	3.000	TBA-15yr	(f)	10,351,562
	16,000,000	3.500	TBA-15yr	(f)	16,777,501
	12,000,000	4.000	TBA-15yr	(f)	12,712,500
	22,000,000	3.500	TBA-30yr	(f)	22,591,250
	4,000,000	4.000	TBA-30yr	(f)	4,193,438
	244,000,000	4.500	TBA-30yr	(f)	259,516,887
	8,000,000	6.500	TBA-30yr	(f)	8,945,000

					450,031,667

GNMA – 2.1%
	1,736,244	3.950	07/15/25		1,846,650
	42,158	6.000	11/15/38		47,569
	2,000,000	3.500	TBA-30yr	(f)	2,084,219
	24,000,000	4.000	TBA-30yr	(f)	25,753,126
	3,000,000	5.000	TBA-30yr	(f)	3,313,828

					33,045,392

TOTAL FEDERAL AGENCIES					$517,933,480

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $601,124,549)					$600,800,075

Agency Debentures – 4.4%
FHLB
	$27,000,000	0.210%	01/04/13		$26,999,595
	2,400,000	5.000	09/28/29		2,782,267
FHLMC
EUR	3,100,000	4.375	01/15/14		4,323,414
	$11,400,000	1.000	03/08/17		11,271,911
	12,300,000	2.375	01/13/22		12,073,915
FNMA
	12,500,000	1.125	04/27/17		12,400,980
Small Business Administration
	154,041	6.300	06/01/18		168,020
Tennessee Valley Authority
	1,400,000	4.625	09/15/60		1,513,429

TOTAL AGENCY DEBENTURES
(Cost $71,233,794)					$71,533,531

Asset-Backed Securities – 3.9%
Home Equity – 1.0%
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(c)
	$3,400,000	1.492%	10/25/37		$2,652,574
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(c)
	6,500,000	1.692	10/25/37		2,908,641
Countrywide Home Equity Loan Trust Series 2002-E, Class A(c)
	309,367	0.502	10/15/28		291,839
Countrywide Home Equity Loan Trust Series 2004-G, Class 2A(c)
	362,037	0.462	12/15/29		281,056
Countrywide Home Equity Loan Trust Series 2006-HW, Class 2A1B(c)
	8,952,571	0.392	11/15/36		6,952,712
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
	1,158,711	7.000	09/25/37		839,952
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
	1,798,258	7.000	09/25/37		1,330,242
Impac CMB Trust Series 2004-08, Class 1A(c)
	556,310	0.962	10/25/34		358,450
Impac CMB Trust Series 2004-10, Class 2A(c)
	674,133	0.882	03/25/35		496,516

					16,111,982

Manufactured Housing – 0.1%
Mid-State Trust Series 4, Class A
	749,133	8.330	04/01/30		753,710

Student Loan(c) – 2.8%
Brazos Higher Education Authority, Inc Series 2004 I-A-2
	9,147,957	0.634	06/27/22		9,060,780
Brazos Higher Education Authority, Inc. Series 2005-3, Class A14
	874,117	0.584	09/25/23		864,658
Brazos Higher Education Authority, Inc. Series 2011-1, Class A2
	10,000,000	1.291	02/25/30		9,878,799
Brazos Higher Education Authority, Inc. Series 2011-2, Class A2
	9,000,000	1.410	07/25/29		8,902,402
Brazos Higher Education Authority, Inc. Student Loan Revenue Series 2005 I-A-2
	5,060,000	0.554	12/26/18		5,032,170
Education Funding Capital Trust I Series 2004-1, Class A2
	1,902,357	0.634	12/15/22		1,888,793

The accompanying notes are an integral part of these financial statements.          39

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

Asset-Backed Securities – (continued)
Student Loan(c) – (continued)

GCO Education Loan Funding Trust Series 2006-1, Class A10L
$600,000	0.681%	02/27/28	$512,571
GCO Education Loan Funding Trust Series 2006-1, Class A11L
1,500,000	0.721	05/25/36	1,222,210
Knowledgeworks Foundation Student Loan Series 2010-1, Class A
2,117,531	1.441	02/25/42	2,073,489
Northstar Education Finance, Inc. Series 2005-1, Class A1
515,795	0.653	10/28/26	512,363
South Carolina Student Loan Corp. Series 2005, Class A2
5,000,000	0.608	12/01/20	4,821,069
US Education Loan Trust LLC Series 2006-1, Class A2(a)
864,964	0.618	03/01/25	850,323

			45,619,627

TOTAL ASSET-BACKED SECURITIES
(Cost $69,862,073)			$62,485,319

Foreign Debt Obligations – 1.4%
Sovereign – 1.0%
Federal Republic of Brazil
$1,710,000	8.250%	01/20/34	$2,577,825
1,460,000	7.125	01/20/37	1,992,900
Republic of Colombia
7,390,000	4.375	07/12/21	8,055,100
Republic of Indonesia
2,560,000	8.500	10/12/35	3,795,200
Russian Federation
100,000	5.000	04/29/20	106,650

			16,527,675

Supranational – 0.4%
North American Development Bank
5,100,000	4.375	02/11/20	5,599,434

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $20,092,323)			$22,127,109

Municipal Debt Obligations – 0.5%
California – 0.3%
California State GO Bonds Build America Taxable Series 2009
$950,000	7.500%	04/01/34	$1,206,918
1,650,000	7.550	04/01/39	2,140,842
California State GO Bonds Build America Taxable Series 2010
1,645,000	7.950	03/01/36	1,906,901

			5,254,661

Illinois – 0.1%
Illinois State GO Bonds Build America Series 2010
1,280,000	7.350	07/01/35	1,498,368

Ohio – 0.1%
American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
1,700,000	6.270	02/15/50	1,873,808

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $7,460,036)			$8,626,837

Government Guarantee Obligations – 11.1%
Achmea Hypotheekbank NV(a)(g)
$4,316,000	3.200%	11/03/14	$4,511,549
ANZ National (International) Ltd.(a)(g)
12,500,000	3.250	04/02/12	12,500,000
BRFkredit AS(a)(g)
17,100,000	2.050	04/15/13	17,321,394
Citibank NA(c)(h)
3,300,000	0.557	05/07/12	3,301,571
2,100,000	0.450	06/04/12	2,100,977
Citigroup Funding, Inc.(h)
36,700,000	1.875	10/22/12	37,038,961
12,200,000	1.875	11/15/12	12,323,427
Commonwealth Bank of Australia(a)(g)
5,700,000	2.500	12/10/12	5,768,212
Danske Bank AS(a)(g)
3,500,000	2.500	05/10/12	3,506,027
FIH Erhvervsbank AS(a)(g)
9,200,000	2.000	06/12/13	9,342,747
General Electric Capital Corp.(h)
7,700,000	2.000	09/28/12	7,768,476
13,700,000	2.625	12/28/12	13,942,586
Israel Government AID Bond(i)
3,000,000	5.500	09/18/23	3,752,438
4,000,000	5.500	09/18/33	5,000,462
Kreditanstalt fuer Wiederaufbau MTN(g)
8,700,000	2.500	05/28/13	8,896,533
LeasePlan Corp. NV(a)(g)
17,200,000	3.000	05/07/12	17,241,916
Swedbank AB(a)(g)
3,100,000	2.900	01/14/13	3,152,781
Westpac Banking Corp.(a)(g)
9,800,000	1.900	12/14/12	9,885,975
Westpac Securities NZ Ltd.(a)(g)
1,500,000	2.500	05/25/12	1,503,689

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $176,696,980)			$178,859,721

U.S. Treasury Obligations – 29.8%
United States Treasury Bonds
$2,300,000	6.125%	11/15/27	$3,249,118
3,000,000	5.000	05/15/37	3,929,580
200,000	4.250	05/15/39	235,516
8,500,000	4.375	11/15/39	10,208,670
15,700,000	4.375 (j)	05/15/40	18,858,997
11,500,000	4.250	11/15/40	13,538,604

40          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

U.S. Treasury Obligations – (continued)
United States Treasury Bonds – (continued)

$700,000	4.750%	02/15/41	$891,814
22,100,000	4.375	05/15/41	26,559,780
5,200,000	3.125	02/15/42	4,983,472
United States Treasury Inflation Protected Securities
2,646,987	3.000	07/15/12	2,707,365
1,501,122	0.625	04/15/13	1,540,767
613,095	2.000	01/15/14	655,435
8,308,300	1.625	01/15/15	9,056,047
1,514,695	1.875	07/15/15	1,689,354
United States Treasury Notes
39,700,000	0.375	07/31/13	39,750,815
141,600,000	0.125	12/31/13	141,115,724
16,600,000	0.625	07/15/14	16,681,340
18,800,000	0.500	10/15/14	18,819,101
11,700,000	0.375	11/15/14	11,671,218
62,800,000	0.250	12/15/14	62,420,690
10,500,000	0.250	01/15/15	10,432,695
14,700,000	0.250	02/15/15	14,595,483
3,900,000	1.000	10/31/16	3,909,477
7,400,000	1.000	03/31/17	7,383,498
25,600,000	1.375	11/30/18	25,356,031
9,700,000	1.375	12/31/18	9,596,986
5,500,000	1.500	03/31/19	5,458,321
9,800,000	2.000	11/15/21	9,646,826
7,200,000	2.000	02/15/22	7,061,040

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $477,403,812)			$482,003,764

Notional	Exercise	Expiration
Amount	Rate	Date	Value

Options Purchased – 0.0%
Interest Rate Swaptions
Barclays Bank PLC Put – OTC – 10 year Interest Rate Swap Strike Price 2.208%
$11,400,000	2.208%	05/21/12	$76,822
Barclays Bank PLC Call – OTC – 10 year Interest Rate Swap Strike Price 2.208%
11,400,000	2.208	05/21/12	213,418
Citibank NA Put – OTC – 10 year Interest Rate Swap Strike Price 2.198%
3,800,000	2.198	05/22/12	24,917
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 2.198%
3,800,000	2.198	05/22/12	73,945
Deutsche Bank Securities, Inc. Put – OTC – 10 year Interest Rate Swap Strike Price 2.205%
4,400,000	2.205	05/23/12	30,402
Deutsche Bank Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 2.205%
4,400,000	2.205	05/23/12	84,890

TOTAL OPTIONS PURCHASED
(Cost $683,663)			$504,394

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $1,793,958,839)			$1,811,409,841

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(k) – 6.1%
Repurchase Agreement – 6.1%
Joint Repurchase Agreement Account II
$98,700,000	0.147%	04/02/12	$98,700,000
(Cost $98,700,000)

TOTAL INVESTMENTS – 118.2%
(Cost $1,892,658,839)			$1,910,109,841

LIABILITIES IN EXCESS OF OTHER ASSETS – (18.2)%			(293,880,195)

NET ASSETS – 100.0%			$1,616,229,646

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $228,746,993, which represents approximately 14.2% of net assets as of March 31, 2012.

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2012.

(d)	Security with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(e)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $366,239,311 which represents approximately 22.7% of net assets as of March 31, 2012.

(g)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $93,630,823, which represents approximately 5.8% of net assets as of March 31, 2012.

(h)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by

The accompanying notes are an integral part of these financial statements.          41

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2012

the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012. Total market value of these securities amounts to $76,475,998, which represents approximately 4.7% of net assets as of March 31, 2012.

(i)	Guaranteed by the United States Government until maturity. Total market value of these securities amounts to $8,752,900, which represents approximately 0.6% of net assets as of March 31, 2012.

(j)	All or a portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(k)	Joint repurchase agreement was entered into on March 30, 2012. Additional information appears on pages 94-95.

Currency Abbreviations:
AUD	—	Australian Dollar
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
EUR	—	Euro
GBP	—	British Pound
JPY	—	Japanese Yen
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
SEK	—	Swedish Krona
USD	—	U.S. Dollar

Investment Abbreviations:
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
FREMF	—	Freddie Mac Multi Family
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
LIBOR	—	London Interbank Offered Rate
MTN	—	Medium Term Note
NCUA	—	National Credit Union Administration
OTC	—	Over the Counter
RB	—	Revenue Bond
REMIC	—	Real Estate Mortgage Investment Conduit

42          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2012, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

	Contracts to	Settlement	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Gain

Bank of America N.A.	EUR/CAD	06/20/12	$992,795	$15,678
	JPY/USD	06/20/12	1,808,274	7,274
Barclays Bank PLC	EUR/USD	06/20/12	1,891,911	33,626
	JPY/AUD	06/20/12	885,957	16,505
	NOK/EUR	06/20/12	1,817,284	4,621
	SEK/EUR	06/20/12	2,388,355	12,925
	USD/CAD	06/20/12	898,913	6,087
Citibank NA	CAD/AUD	06/20/12	412,199	6,704
	EUR/JPY	06/20/12	910,509	11,476
	EUR/NZD	06/20/12	899,492	10,484
	EUR/USD	06/20/12	1,560,158	17,554
	JPY/USD	06/20/12	1,816,819	14,819
	USD/AUD	06/20/12	877,744	14,235
	USD/JPY	06/20/12	2,684,484	25,516
Credit Suisse International (London)	CHF/USD	06/20/12	825,845	9,147
	EUR/CAD	06/20/12	785,573	11,786
	EUR/USD	06/20/12	2,032,333	13,156
	JPY/EUR	06/20/12	909,976	1,038
	USD/JPY	06/20/12	898,469	4,531
Deutsche Bank AG (London)	CHF/USD	06/20/12	915,417	14,417
	EUR/JPY	06/20/12	1,011,586	21,070
	GBP/USD	06/20/12	909,615	7,027
	NOK/EUR	06/20/12	2,725,926	14,194
	NZD/USD	06/20/12	631,574	5,463
HSBC Bank PLC	EUR/NOK	06/20/12	1,832,503	7,464
	NOK/EUR	06/20/12	905,974	5,410
	USD/CAD	06/20/12	900,180	2,820
JPMorgan Securities, Inc.	AUD/USD	06/20/12	895,196	2,503
	CHF/USD	06/20/12	837,782	6,325
	EUR/AUD	06/20/12	925,827	24,249
	GBP/USD	06/20/12	916,010	15,357
	JPY/USD	06/20/12	1,825,302	24,302
	USD/NZD	06/20/12	620,430	5,096
Morgan Stanley Capital Services, Inc.	EUR/USD	06/20/12	336,167	5,670
	USD/CAD	06/20/12	789,590	4,410
	USD/JPY	06/20/12	3,610,255	1,745
Royal Bank of Canada	CAD/USD	06/20/12	906,841	2,841
	EUR/USD	06/20/12	1,050,358	12,793
	USD/CAD	06/20/12	2,678,676	19,324
State Street Bank	CAD/USD	06/20/12	1,806,948	3,948
	CHF/AUD	06/20/12	1,056,372	39,698
	EUR/CHF	06/20/12	1,799,828	111
	EUR/USD	06/20/12	1,041,053	5,502
	JPY/USD	06/20/12	1,818,510	15,510
	USD/AUD	06/20/12	1,058,694	14,091
	USD/JPY	06/20/12	899,523	3,477
UBS AG (London)	EUR/USD	06/20/12	892,299	11,507
	JPY/USD	06/20/12	1,822,944	18,944
	NOK/EUR	06/20/12	908,642	2,464

The accompanying notes are an integral part of these financial statements.          43

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2012

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

	Contracts to	Settlement	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Gain

UBS AG (London) (continued)	SEK/NZD	06/20/12	$715,693	$19,247
	SEK/USD	06/20/12	1,116,554	35,354
	USD/AUD	06/20/12	559,497	11,554
	USD/JPY	06/20/12	898,291	14,019
Westpac Banking Corp.	JPY/EUR	06/20/12	909,976	3,780
	JPY/USD	06/20/12	905,545	3,545
	USD/AUD	06/20/12	3,535,613	28,934
	USD/JPY	06/20/12	11,131,223	185,949

TOTAL				$857,276

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

	Contracts to	Settlement	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

Bank of America N.A.	JPY/USD	06/20/12	$892,138	$(7,862)
Barclays Bank PLC	AUD/CAD	06/20/12	884,086	(183)
	NOK/EUR	06/20/12	901,971	(305)
	USD/EUR	04/02/12	8,691,654	(55,857)
	USD/EUR	05/11/12	8,693,261	(35,528)
	USD/EUR	06/20/12	1,914,613	(18,328)
	USD/JPY	06/20/12	902,960	(960)
Citibank NA	AUD/USD	06/20/12	1,769,860	(13,048)
	CAD/USD	06/20/12	894,974	(5,026)
	JPY/EUR	06/20/12	930,348	(22,135)
	JPY/USD	06/20/12	896,963	(6,037)
	USD/EUR	06/20/12	655,723	(14,142)
	USD/GBP	06/20/12	908,017	(7,760)
	USD/JPY	06/20/12	473,882	(4,882)
	USD/NZD	06/20/12	1,078,832	(5,701)
Credit Suisse International (London)	USD/EUR	06/20/12	2,796,550	(46,714)
	USD/GBP	06/20/12	912,813	(14,442)
Deutsche Bank AG (London)	CHF/NZD	06/20/12	908,662	(1,752)
	JPY/CAD	06/20/12	901,757	(8,288)
	JPY/EUR	06/20/12	1,010,329	(25,897)
	NZD/USD	06/20/12	4,742,783	(20,894)
HSBC Bank PLC	USD/EUR	06/20/12	1,890,520	(24,831)
	USD/NOK	06/20/12	2,985,944	(27,944)
JPMorgan Securities, Inc.	AUD/USD	06/20/12	883,903	(9,014)
	JPY/USD	06/20/12	892,078	(12,922)
	NOK/EUR	06/20/12	900,637	(658)
	USD/CHF	06/20/12	910,669	(10,669)
	USD/GBP	06/20/12	924,980	(15,632)
	USD/JPY	06/20/12	1,797,435	(435)
Morgan Stanley Capital Services, Inc.	EUR/SEK	06/20/12	5,762,567	(42,826)
Royal Bank of Canada	CAD/EUR	06/20/12	899,302	(719)
	CAD/USD	06/20/12	12,937,481	(75,334)
	GBP/EUR	06/20/12	913,979	(5,773)
	USD/EUR	06/20/12	5,742,944	(95,274)

44          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

	Contracts to	Settlement	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

State Street Bank	JPY/USD	06/20/12	$1,430,284	$(8,716)
	USD/CHF	06/20/12	5,467,729	(68,729)
	USD/EUR	06/20/12	1,793,983	(36,146)
	USD/GBP	06/20/12	912,813	(9,288)
UBS AG (London)	AUD/JPY	06/20/12	893,870	(1,754)
	CAD/USD	06/20/12	896,364	(2,636)
	NOK/USD	06/20/12	5,059,916	(50,376)
	USD/CHF	06/20/12	855,370	(11,251)
	USD/GBP	06/20/12	934,584	(18,422)
Westpac Banking Corp.	AUD/USD	06/20/12	4,409,251	(45,378)
	NZD/USD	06/20/12	1,376,020	(22,878)
	USD/NZD	06/20/12	899,705	(3,084)

TOTAL				$(916,430)

FORWARD SALES CONTRACTS — At March 31, 2012, the Fund had the following forward sales contracts:

	Interest	Maturity	Settlement	Principal
Description	Rate	Date(f)	Date	Amount	Value

FNMA	4.500%	TBA-30yr	05/14/12	$(84,000,000)	$(89,210,621)
FNMA	5.000	TBA-30yr	04/12/12	(6,000,000)	(6,481,406)
FNMA	6.000	TBA-30yr	04/12/12	(1,000,000)	(1,101,719)

TOTAL (Proceeds Receivable: $96,728,164)					$(96,793,746)

FUTURES CONTRACTS — At March 31, 2012, the Fund had the following futures contracts:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	(75)	June 2012	$(18,661,875)	$(47,981)
Eurodollars	(75)	September 2012	(18,658,125)	(48,919)
Eurodollars	(75)	December 2012	(18,652,500)	(47,044)
Eurodollars	(75)	March 2013	(18,646,875)	(39,544)
Eurodollars	202	June 2014	49,989,950	71,159
Eurodollars	518	September 2014	128,004,275	(67,734)
Eurodollars	(518)	September 2015	(127,058,925)	112,713
Eurodollars	(202)	December 2015	(49,457,175)	(103,979)
10 Year German Euro-Bund	76	June 2012	14,037,509	91,217
Ultra Long U.S. Treasury Bonds	125	June 2012	18,871,094	(923,407)
5 Year U.S. Treasury Notes	1,217	June 2012	149,130,040	(445,249)
10 Year U.S. Treasury Notes	388	June 2012	50,239,937	(29,278)
30 Year U.S. Treasury Bonds	8	June 2012	1,102,000	(1,513)

TOTAL				$(1,479,559)

The accompanying notes are an integral part of these financial statements.          45

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2012

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2012, the Fund had the following swap contracts:

INTEREST RATE SWAP CONTRACTS

	Notional		Rates Exchanged		Market Value
	Amount	Termination	Payments	Payments	Upfront Payments	Unrealized
Counterparty	(000s)(a)	Date	Received	Made	Made (Received)	Gain (Loss)

Bank of America Securities LLC	$22,200	06/20/19	3 month LIBOR	2.000%	$(204,783)	$16,869
Citibank NA	3,400	06/20/22	2.500%	3 month LIBOR	75,152	(33,033)
Deutsche Bank Securities, Inc.	5,300	06/20/17	3 month LIBOR	1.750	(71,648)	(25,436)
	2,300	03/22/21	3.298	3 month LIBOR	—	15,252
	900	03/22/31	3 month LIBOR	3.638	—	(9,248)
	2,200	06/20/32	2.750	3 month LIBOR	(846)	(68,429)
	9,000	06/20/42	3 month LIBOR	2.750	154,166	442,954
JPMorgan Securities, Inc.	22,200	06/20/19	3 month LIBOR	2.000	(209,955)	22,041
	5,100	03/20/21	3.250	3 month LIBOR	—	23,237
	9,300	03/21/21	3.250	3 month LIBOR	—	42,371
	5,500	03/28/21	3.225	3 month LIBOR	—	17,178
	6,700	06/20/22	2.500	3 month LIBOR	202,972	(119,973)
	6,900	06/20/27	2.750	3 month LIBOR	123,532	(161,112)
	2,000	03/20/31	3 month LIBOR	3.613	—	(15,027)
	3,700	03/21/31	3 month LIBOR	3.608	—	(25,730)
	2,200	03/28/31	3 month LIBOR	3.580	—	(7,821)
	6,900	06/20/42	3 month LIBOR	2.750	(62,686)	520,478

TOTAL					$5,904	$634,571

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2012.

CREDIT DEFAULT SWAP CONTRACTS

					Credit
		Notional	Rates		Spread at	Market Value
	Referenced	Amount	Received	Termination	March 31,	Upfront Payments	Unrealized
Counterparty	Obligation	(000s)	(Paid)	Date	2012(b)	Made (Received)	Gain (Loss)

Protection Purchased:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	$7,350	(1.000)%	06/20/14	0.475%	$(60,004)	$(28,130)
Barclays Bank PLC	iTraxx SovX Western Europe Index 6	190	(1.000)	12/20/16	2.210	18,705	(8,869)
Credit Suisse First Boston Corp.	iTraxx SovX Western Europe Index 6	1,230	(1.000)	12/20/16	2.210	120,900	(57,222)
Deutsche Bank Securities, Inc.	CDX North America Investment Grade Index 16	15,400	(1.000)	06/20/14	0.475	(133,019)	(51,643)
JPMorgan Securities, Inc.	CDX North America Investment Grade Index 16	41,100	(1.000)	06/20/14	0.475	(368,602)	(124,229)
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	13,775	(1.000)	06/20/14	0.475	(104,813)	(60,364)

46          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CREDIT DEFAULT SWAP CONTRACTS (continued)

					Credit
		Notional	Rates		Spread at	Market Value
	Referenced	Amount	Received	Termination	March 31,	Upfront Payments	Unrealized
Counterparty	Obligation	(000s)	(Paid)	Date	2012(b)	Made (Received)	Gain (Loss)

Protection Sold:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	$24,250	1.000%	06/20/16	0.820%	$29,212	$157,470
Credit Suisse First Boston Corp.	Prudential Financial, Inc. 4.500%, 7/15/13	1,150	1.000	06/20/15	1.271	(37,612)	28,169
Deutsche Bank Securities, Inc.	MetLife, Inc. 5.000%, 6/15/15	4,200	1.000	03/20/15	1.627	(136,225)	61,549
JPMorgan Securities, Inc.	Prudential Financial, Inc. 4.500%, 7/15/13	975	1.000	06/20/15	1.271	(38,500)	30,494
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	27,925	1.000	06/20/16	0.820	32,156	182,817

TOTAL						$(677,802)	$130,042

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

WRITTEN OPTIONS CONTRACTS — For the year ended March 31, 2012, the Fund had the following written swaptions activity:

	Notional
	Amount	Premiums
	(000s)	Received

Contracts Outstanding March 31, 2011	$35,000	$381,190

Contracts Written	607,001	10,943,655
Contracts Bought to Close	(556,401)	(10,440,567)
Contracts Expired	(85,600)	(884,278)

Contracts Outstanding March 31, 2012	$—	$—

The accompanying notes are an integral part of these financial statements.          47

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments
March 31, 2012

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Obligations – 25.2%
Banks – 7.1%
Abbey National Treasury Services PLC
$925,000	4.000%		04/27/16	$916,551
ANZ Capital Trust II(a)(b)
175,000	5.360		07/29/49	176,750
Bank of America Corp.
1,575,000	6.100		06/15/17	1,694,757
150,000	5.000		05/13/21	149,789
875,000	5.700		01/24/22	924,161
Bank of Nova Scotia(b)
1,400,000	1.050		03/20/15	1,400,805
1,100,000	1.750		03/22/17	1,103,256
Bank of Scotland PLC(b)
600,000	5.250		02/21/17	651,895
Barclays Bank PLC
900,000	6.750		05/22/19	1,033,185
Caisse Centrale Desjardins du Quebec(b)
600,000	1.600		03/06/17	594,451
Citigroup Capital XXI(a)(c)
741,000	8.300		12/21/57	747,484
Citigroup, Inc.
350,000	6.375		08/12/14	379,363
925,000	5.000		09/15/14	956,557
275,000	4.450		01/10/17	287,049
305,000	6.125		11/21/17	338,290
450,000	4.500		01/14/22	450,323
Discover Bank
400,000	8.700		11/18/19	497,764
Fifth Third Bancorp
300,000	3.625		01/25/16	314,484
Fifth Third Bank(c)
450,000	0.605		05/17/13	446,094
First Niagara Financial Group, Inc.(a)
325,000	6.750		03/19/20	355,987
HSBC Bank USA NA
524,000	4.875		08/24/20	533,240
HSBC Holdings PLC
1,000,000	6.800		06/01/38	1,149,320
ING Bank NV(b)
800,000	2.375		06/09/14	794,381
JPMorgan Chase & Co.
575,000	4.350		08/15/21	586,580
Mizuho Corporate Bank Ltd.(b)
675,000	2.550		03/17/17	674,934
MUFG Capital Finance 1 Ltd.(a)(c)
450,000	6.346		07/29/49	474,386
Resona Preferred Global Securities Ltd.(a)(b)(c)
550,000	7.191		07/30/49	574,750
Royal Bank of Scotland PLC
600,000	4.875	(b)	08/25/14	623,534
225,000	5.625		08/24/20	234,243
Santander Holdings USA, Inc.
270,000	4.625		04/19/16	273,265
Sparebank 1 Boligkreditt AS(b)
1,500,000	2.300		06/30/17	1,494,900
SunTrust Banks, Inc.(a)
475,000	3.600		04/15/16	490,405
Swedbank Hypotek AB(b)(c)
400,000	0.923		03/28/14	399,124
The Bear Stearns Cos. LLC
750,000	7.250		02/01/18	906,164
Toronto-Dominion Bank(b)
1,100,000	1.500		03/13/17	1,088,279
UBS AG(b)
500,000	2.250		03/30/17	498,623

				24,215,123

Brokerage(a) – 0.4%
Morgan Stanley, Inc.
750,000	6.625		04/01/18	786,936
525,000	7.300		05/13/19	566,577

				1,353,513

Chemicals(a) – 0.6%
Ecolab, Inc.
750,000	3.000		12/08/16	778,399
750,000	4.350		12/08/21	791,310
The Dow Chemical Co.
500,000	7.600		05/15/14	565,303

				2,135,012

Construction Machinery(a) – 0.2%
Case New Holland, Inc.
750,000	7.750		09/01/13	796,875

Consumer Cyclical Services(a) – 0.4%
Ashtead Capital, Inc.(b)
175,000	9.000		08/15/16	182,875
Iron Mountain, Inc.
225,000	8.750		07/15/18	233,437
RSC Equipment Rental/RSC Holdings Inc.
550,000	10.000	(b)	07/15/17	636,625
250,000	8.250		02/01/21	265,625

				1,318,562

Consumer Products(a) – 0.2%
ACCO Brands Corp.
675,000	10.625		03/15/15	735,750

Defense(a) – 0.0%
L-3 Communications Corp.
163,000	6.375		10/15/15	166,668

Diversified Manufacturing(a)(b) – 0.2%
Xylem, Inc.
550,000	3.550		09/20/16	572,006

Electric(a) – 0.5%
Arizona Public Service Co.
375,000	8.750		03/01/19	483,820
Ipalco Enterprises, Inc.
300,000	5.000		05/01/18	301,500
Nevada Power Co.
225,000	7.125		03/15/19	280,971
PPL WEM Holdings PLC(b)
505,000	5.375		05/01/21	544,709

48          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Obligations – (continued)
Electric(a) – (continued)

Puget Sound Energy, Inc.(c)
$250,000	6.974%		06/01/67	$256,875

				1,867,875

Energy – 3.5%
Anadarko Petroleum Corp.(a)
725,000	6.375		09/15/17	861,185
400,000	8.700		03/15/19	524,746
350,000	6.450		09/15/36	404,020
BP Capital Markets PLC
325,000	3.200		03/11/16	343,828
1,000,000	4.500	(a)	10/01/20	1,097,748
Cimarex Energy Co.(a)
110,000	7.125		05/01/17	113,850
Dolphin Energy Ltd.(b)
490,000	5.500		12/15/21	515,661
Gaz Capital SA for Gazprom(d)
870,000	9.250		04/23/19	1,073,362
Newfield Exploration Co.(a)
500,000	7.125		05/15/18	526,250
200,000	5.750		01/30/22	208,500
Nexen, Inc.(a)
50,000	6.400		05/15/37	54,748
375,000	7.500		07/30/39	460,444
Petrobras International Finance Co.(a)
60,000	5.750		01/20/20	66,511
570,000	5.375		01/27/21	626,475
Petroleos de Venezuela SA(a)
370,000	8.500		11/02/17	328,745
Petroleos Mexicanos(a)
270,000	5.500		01/21/21	298,350
Phillips 66(a)(b)
500,000	4.300		04/01/22	513,545
Plains Exploration & Production Co.(a)
150,000	7.625		06/01/18	159,375
PTT Exploration and Production Public Co. Ltd.(b)
460,000	5.692		04/05/21	490,818
Range Resources Corp.(a)
50,000	7.500		10/01/17	52,688
150,000	7.250		05/01/18	158,250
TNK-BP Finance SA
280,000	7.500		07/18/16	317,100
Transocean, Inc.(a)
650,000	6.000		03/15/18	718,421
1,300,000	6.500		11/15/20	1,452,644
Weatherford International Ltd.(a)
580,000	9.625		03/01/19	758,244

				12,125,508

Food & Beverage – 1.2%
Anheuser-Busch InBev Worldwide, Inc.(a)
625,000	4.125		01/15/15	676,674
Kraft Foods, Inc.
625,000	6.500		02/09/40	769,083
Pernod-Ricard SA(a)(b)
825,000	2.950		01/15/17	836,814
SABMiller Holdings, Inc.(a)(b)
600,000	2.450		01/15/17	607,526
1,075,000	3.750		01/15/22	1,093,663

				3,983,760

Health Care – Medical Products(a) – 0.3%
Life Technologies Corp.
1,025,000	5.000		01/15/21	1,108,632

Health Care – Services(a) – 0.4%
Aristotle Holding, Inc.(b)
525,000	3.900		02/15/22	528,463
Cigna Corp.
375,000	2.750		11/15/16	381,595
Community Health Systems, Inc.
141,000	8.875		07/15/15	146,288
HCA, Inc.
250,000	7.875		02/15/20	274,688

				1,331,034

Life Insurance – 1.4%
MetLife Capital Trust X(a)(b)
400,000	9.250		04/08/38	482,000
MetLife, Inc.(a)
825,000	4.750		02/08/21	904,956
Nationwide Financial Services, Inc.(a)(b)
825,000	5.375		03/25/21	843,071
Prudential Financial, Inc.
850,000	3.875		01/14/15	894,006
775,000	6.000		12/01/17	899,856
Reinsurance Group of America, Inc.(a)(c)
175,000	6.750		12/15/65	161,000
The Northwestern Mutual Life Insurance Co.(a)(b)
650,000	6.063		03/30/40	765,249

				4,950,138

Media – Cable(a) – 0.3%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
400,000	5.875		10/01/19	457,410
300,000	3.800	(b)	03/15/22	299,041
DISH DBS Corp.
125,000	7.125		02/01/16	138,125
Virgin Media Finance PLC
207,000	9.500		08/15/16	232,875

				1,127,451

Media – Non Cable(a) – 1.1%
NBCUniversal Media LLC
1,375,000	4.375		04/01/21	1,470,640
News America, Inc.
675,000	6.150		02/15/41	773,241
Nielsen Finance LLC
624,000	11.500		05/01/16	717,600
SGS International, Inc.
155,000	12.000		12/15/13	155,388

The accompanying notes are an integral part of these financial statements.          49

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – (continued)
Media – Non Cable(a) – (continued)

WPP Finance UK
$551,000	8.000%	09/15/14	$630,735

			3,747,604

Metals & Mining – 0.5%
Newcrest Finance Pty Ltd.(b)
675,000	4.450	11/15/21	681,922
Steel Dynamics, Inc.(a)
675,000	7.750	04/15/16	696,938
Teck Resources Ltd.(a)
250,000	10.750	05/15/19	310,000

			1,688,860

Noncaptive – Financial – 0.6%
Capital One Capital III(a)
500,000	7.686	08/15/36	501,875
GE Capital Trust I(a)(c)
458,000	6.375	11/15/67	464,870
General Electric Capital Corp.
275,000	5.875	01/14/38	301,389
GEO Maquinaria(a)(b)
227,413	9.625	05/02/21	217,179
International Lease Finance Corp.
375,000	8.250	12/15/20	414,375

			1,899,688

Packaging(a)(b) – 0.1%
Plastipak Holdings, Inc.
250,000	8.500	12/15/15	258,750

Paper(a) – 0.2%
PE Paper Escrow GmbH(b)
475,000	12.000	08/01/14	516,562
Rock-Tenn Co.
75,000	5.625	03/15/13	76,500

			593,062

Pipelines – 1.6%
Boardwalk Pipelines LP(a)
575,000	5.875	11/15/16	639,980
El Paso Corp.(a)
500	7.750	01/15/32	570
El Paso Pipeline Partners Operating Co. LLC(a)
700,000	6.500	04/01/20	791,000
Energy Transfer Partners LP(a)
650,000	6.700	07/01/18	748,250
350,000	5.200	02/01/22	366,426
Enterprise Products Operating LLC(a)(c)
500,000	8.375	08/01/66	544,375
100,000	7.034	01/15/68	107,500
Southern Star Central Gas Pipeline, Inc.(a)(b)
300,000	6.000	06/01/16	328,061
Southern Union Co.(a)(c)
825,000	3.564	11/01/66	721,875
Tennessee Gas Pipeline Co.
325,000	7.625	04/01/37	389,750
TransCanada PipeLines Ltd.(a)(c)
875,000	6.350	05/15/67	901,250

			5,539,037

Property/Casualty Insurance(a) – 0.4%
Mitsui Sumitomo Insurance Co. Ltd.(b)(c)
300,000	7.000	03/15/72	303,887
QBE Capital Funding III Ltd.(b)(c)
525,000	7.250	05/24/41	488,250
The Chubb Corp.(c)
125,000	6.375	03/29/67	128,750
Transatlantic Holdings, Inc.
275,000	8.000	11/30/39	306,754

			1,227,641

Real Estate Investment Trust – 1.6%
Developers Diversified Realty Corp.
265,000	9.625	03/15/16	320,981
675,000	7.500 (a)	04/01/17	765,318
ERP Operating LP(a)
600,000	4.625	12/15/21	631,433
HCP, Inc.(a)
525,000	6.000	01/30/17	580,480
325,000	5.375	02/01/21	349,596
Healthcare Realty Trust, Inc.(a)
550,000	6.500	01/17/17	604,320
Liberty Property LP(a)
775,000	4.750	10/01/20	790,282
ProLogis(a)(d)
325,000	1.875	11/15/37	325,000
Simon Property Group LP(a)
625,000	10.350	04/01/19	859,765
WEA Finance LLC/WT Finance Australia Property Ltd.(a)(b)
150,000	7.500	06/02/14	165,649

			5,392,824

Schools(a) – 0.3%
Rensselaer Polytechnic Institute
850,000	5.600	09/01/20	952,068

Technology(a) – 0.4%
Fidelity National Information Services, Inc.
425,000	7.875	07/15/20	470,688
Hewlett-Packard Co.
525,000	3.000	09/15/16	541,693
300,000	2.600	09/15/17	298,848

			1,311,229

Tobacco – 0.1%
Altria Group, Inc.
300,000	9.700	11/10/18	408,957

Transportation(a) – 0.2%
Canadian Pacific Railway Ltd.
800,000	4.500	01/15/22	825,606

50          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – (continued)

Wireless Telecommunications – 0.3%
Digicel Ltd.(a)(b)
$250,000	8.250%	09/01/17	$263,750
Verizon Wireless Capital LLC(a)
150,000	8.500	11/15/18	205,533
VimpelCom Holdings BV(b)
200,000	7.504	03/01/22	193,000
VIP Finance Ireland Ltd. for OJSC Vimpel Communications(b)
230,000	6.493	02/02/16	235,750

			898,033

Wirelines Telecommunications – 1.1%
AT&T, Inc.(a)
725,000	2.950	05/15/16	764,305
375,000	3.875	08/15/21	396,948
450,000	6.400	05/15/38	534,277
Frontier Communications Corp.(a)
625,000	6.250	01/15/13	639,063
MTS International Funding Ltd.
100,000	8.625	06/22/20	115,750
Qwest Corp.(a)
375,000	8.375	05/01/16	442,621
Verizon Communications, Inc.(a)
500,000	3.500	11/01/21	510,684
200,000	6.400	02/15/38	240,552
150,000	8.950	03/01/39	230,253

			3,874,453

TOTAL CORPORATE OBLIGATIONS
(Cost $82,351,607)			$86,405,719

Mortgage-Backed Obligations – 34.4%
Adjustable Rate Non-Agency(c) – 5.2%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
$91,500	2.723%	04/25/35	$86,407
Banc of America Funding Corp. Series 2007-E, Class 4A1
981,012	5.398	07/20/47	669,105
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
70,519	2.572	04/25/34	61,237
Countrywide Alternative Loan Trust Series 2005-38, Class A3
254,698	0.592	09/25/35	155,603
Countrywide Alternative Loan Trust Series 2007-OA6, Class A1A
2,695,818	0.382	06/25/37	1,693,936
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB5, Class 2A1
169,877	2.737	04/20/35	153,955
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB6, Class A2
111,971	2.726	11/20/34	91,077
Downey Savings & Loan Association Mortgage Loan Trust Series 2006-AR1, Class 2A1A
2,029,369	1.099	04/19/47	1,235,610
First Horizon Asset Securities, Inc. Series 2004-AR6, Class 2A1
43,661	2.628	12/25/34	40,300
GMAC Mortgage Corp. Loan Trust Series 2004-AR1, Class 12A
140,389	3.200	06/25/34	137,661
Harborview Mortgage Loan Trust Series 2006-10, Class 2A1A
486,313	0.422	11/19/36	297,010
Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1
319,733	2.501	08/25/35	218,917
Indymac Index Mortgage Loan Trust Series 2007-AR7, Class 2A1
1,565,896	4.353	06/25/37	753,951
JPMorgan Mortgage Trust Series 2005-A4, Class 2A1
354,766	2.779	07/25/35	298,445
Lehman XS Trust Series 2007-15N, Class 4A1
5,867,089	1.142	08/25/47	3,541,524
Lehman XS Trust Series 2007-4N, Class 1A1
676,556	0.372	03/25/47	498,120
Master Adjustable Rate Mortgages Trust Series 2006-A2, Class 4A1B
661,448	1.359	12/25/46	199,867
Morgan Stanley Mortgage Loan Trust Series 2004-8AR, Class 4A1
453,084	2.728	10/25/34	362,103
MortgageIT Trust Series 2005-1, Class 1A1
1,014,353	0.562	02/25/35	838,583
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A2
393,694	5.203	09/25/35	302,270
Residential Funding Mortgage Securities I Series 2007-SA2, Class 2A1
795,709	3.474	04/25/37	550,063
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
66,699	2.722	09/25/34	60,308
Structured Adjustable Rate Mortgage Loan Trust Series 2004-5, Class 3A1
165,613	2.530	05/25/34	154,890
Structured Adjustable Rate Mortgage Loan Trust Series 2005-22, Class 1A4
2,866,153	2.500	12/25/35	1,103,011
Structured Adjustable Rate Mortgage Loan Trust Series 2006-1, Class 5A2
1,000,000	2.682	02/25/36	605,531
Washington Mutual Asset-Backed Certificates Series 2007-HE1, Class 2A3
2,989,451	0.392	01/25/37	1,152,641
Washington Mutual Mortgage Pass-Through Certificates Series 2004-AR03, Class A2
153,170	2.550	06/25/34	150,222
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR02, Class 1A1
405,137	2.477	03/25/36	318,301
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR13, Class 1A
3,088,664	1.039	10/25/46	1,928,128

			17,658,776

The accompanying notes are an integral part of these financial statements.          51

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)

Collateralized Mortgage Obligations – 5.9%
Planned Amortization Class – 1.0%
FHLB REMIC Series 3820, Class DA
$2,799,553	4.000%	11/15/35	$2,998,670
FNMA REMIC Series 2005-70, Class PA
285,438	5.500	08/25/35	319,972

			3,318,642

Regular Floater(b)(c) – 0.3%
Silverstone Master Issuer Series 2012-1A, Class 2A1
1,250,000	1.892	01/21/55	1,255,774

Sequential Fixed Rate – 2.6%
Countrywide Alternative Loan Trust Series 2005-1CB, Class 2A1
508,479	6.000	03/25/35	409,948
FHLMC Multifamily Structured Pass-Through Certificates Series K005, Class A2
1,500,000	4.317	11/25/19	1,671,390
FHLMC Multifamily Structured Pass-Through Certificates Series K703, Class A2
1,300,000	2.699	05/25/18	1,346,716
FHLMC Multifamily Structured Pass-Through Certificates Series K705, Class A2
1,000,000	2.303	09/25/18	1,010,345
FHLMC Multifamily Structured Pass-Through Certificates Series K706, Class A2
2,200,000	2.323	10/25/18	2,222,972
First Horizon Alternative Mortgage Securities Series 2006-FA8, Class 1A7
573,665	6.000	02/25/37	403,614
NCUA Guaranteed Notes Series 2010-C1, Class APT
1,247,092	2.650	10/29/20	1,289,182
NCUA Guaranteed Notes Series A4
600,000	3.000	06/12/19	634,566

			8,988,733

Sequential Floating Rate(c) – 2.0%
Bear Stearns Alt-A Trust Series 2006-6, Class 1A1
1,425,519	0.402	11/25/36	562,927
Countrywide Alternative Loan Trust Series 2006-0C8, Class 2A3
6,014,476	0.492	11/25/36	745,206
Deutsche Alt-A Securities, Inc. Alternative Loan Trust Series 2006-AR3, Class A6
6,007,175	0.522	08/25/36	1,442,559
Deutsche Alt-A Securities, Inc. Alternative Loan Trust Series 2007-BAR1, Class A3
4,000,000	0.402	03/25/37	1,222,081
FNMA REMIC Series 2011-63, Class FG
984,498	0.692	07/25/41	986,077
Lehman XS Trust Series 2006-2N, Class 1A1
3,463,879	0.502	02/25/46	1,868,274

			6,827,124

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$20,390,273

Commercial Mortgage-Backed Securities – 0.3%
Sequential Fixed Rate – 0.1%
Banc of America Commercial Mortgage, Inc. Series 2002-2, Class A3
$39,921	5.118%	07/11/43	$39,954
Commercial Mortgage Pass-Through Certificates Series 2012-LC4, Class AM
325,000	4.063	12/10/44	332,138

			372,092

Sequential Floating Rate(c) – 0.2%
Commercial Mortgage Pass-Through Certificates Series 2012-LC4, Class B
225,000	4.934	12/10/44	231,078
Commercial Mortgage Pass-Through Certificates Series 2012-LC4, Class C
150,000	5.825	12/10/44	151,957
FREMF Mortgage Trust Series 2012-K17, Class B(b)
275,000	4.498	12/25/44	264,966

			648,001

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$1,020,093

Federal Agencies – 23.0%
Adjustable Rate FHLMC(c) – 0.1%
$235,719	2.530%	09/01/35	$251,188

FHLMC – 0.8%
81,058	5.000	05/01/18	87,257
179,132	6.500	08/01/37	200,425
10,598	6.000	09/01/37	11,901
416,099	6.500	10/01/37	466,209
13,261	6.000	02/01/38	14,883
71,090	6.000	07/01/38	79,429
198,873	6.500	09/01/38	222,262
14,208	6.000	10/01/38	15,875
622,862	5.500	01/01/40	676,580
21,920	4.500	03/01/41	23,312
988,021	4.000	11/01/41	1,035,147

			2,833,280

FNMA – 21.7%
980,032	3.070	12/01/17	1,032,452
784,803	2.800	03/01/18	816,247
1,879,188	3.740	05/01/18	2,044,772
630,000	3.840	05/01/18	684,793
6,934	6.000	12/01/18	7,643
1,600,000	4.506	06/01/19	1,779,665
393,924	3.416	10/01/20	417,680
295,584	3.632	12/01/20	316,385
1,873,111	3.763	12/01/20	2,015,550
82,218	6.000	06/01/21	89,164
191,460	5.000	08/01/23	207,756
100,870	5.500	09/01/23	110,277
47,606	5.500	10/01/23	52,146
417,822	5.000	02/01/24	452,424
2,419,711	5.500	05/01/25	2,637,350
643,569	4.000	10/01/31	684,141

52          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Principal		Interest	Maturity
Amount		Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

	$270,201	6.000%	12/01/32		$301,087
	2,577	6.000	05/01/33		2,872
	15,348	5.000	08/01/33		16,655
	2,657	5.500	09/01/33		2,917
	1,336	6.000	12/01/33		1,491
	3,475	5.500	02/01/34		3,819
	44,495	6.000	02/01/34		49,588
	591	5.500	04/01/34		650
	33,642	5.500	12/01/34		36,947
	97,181	5.000	04/01/35		105,840
	1,696	6.000	04/01/35		1,879
	4,862	5.500	09/01/35		5,344
	3,689	6.000	02/01/36		4,075
	22,203	6.000	03/01/36		24,777
	29,906	6.000	04/01/36		33,420
	2,903	6.000	06/01/36		3,202
	55,299	6.000	01/01/37		60,912
	481	5.500	02/01/37		531
	774	5.500	04/01/37		854
	878	5.500	05/01/37		968
	35,102	6.000	12/01/37		39,462
	1,198	5.500	03/01/38		1,311
	17,046	6.000	05/01/38		19,164
	976	5.500	06/01/38		1,066
	15,051	6.000	06/01/38		16,921
	1,240	5.500	07/01/38		1,354
	37,717	6.000	07/01/38		42,166
	1,169	5.500	08/01/38		1,278
	15,306	6.000	08/01/38		17,112
	646	5.500	09/01/38		706
	350,042	6.000	11/01/38		385,602
	429	5.500	12/01/38		469
	57,321	4.500	04/01/39		61,906
	61,865	4.500	08/01/39		67,007
	62,686	4.500	11/01/39		68,132
	561,418	4.500	12/01/39		608,086
	1,506,937	4.000	12/01/40		1,580,586
	777,412	5.000	02/01/41		844,618
	660,524	5.000	05/01/41		714,424
	96,696	5.000	06/01/41		104,587
	218,946	4.500	08/01/41		233,478
	586,011	4.000	09/01/41		615,125
	55,470	4.500	10/01/41		59,152
	4,471,733	5.000	10/01/41		4,867,409
	294,070	4.000	11/01/41		308,679
	694,744	4.000	12/01/41		729,259
	4,000,000	3.500	TBA-30yr	(e)	4,107,500
	1,000,000	4.000	TBA-30yr	(e)	1,048,359
	38,000,000	4.500	TBA-30yr	(e)	40,416,564
	1,000,000	6.000	TBA-30yr	(e)	1,100,078
	2,000,000	6.500	TBA-30yr	(e)	2,236,250

					74,304,083

GNMA – 0.4%
	274,144	3.950	07/15/25		291,576
	8,137	5.500	05/15/36		9,082
	1,000,000	3.500	TBA-30yr	(e)	1,042,110

					1,342,768

TOTAL FEDERAL AGENCIES					$78,731,319

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $114,798,796)					$117,800,461

Agency Debentures – 3.3%
FHLB(f)
	$2,400,000	4.625%	09/11/20		$2,813,050
FHLMC
	700,000	0.500	10/15/13		701,352
	1,800,000	0.700	11/04/13		1,799,608
FHLMC
EUR	600,000	4.375	01/15/14		836,790
FHLMC
	$2,300,000	1.000	03/08/17		2,274,157
FHLMC
	2,500,000	2.375	01/13/22		2,454,048
FNMA
	300,000	4.125	04/15/14		322,541

TOTAL AGENCY DEBENTURES
(Cost $10,733,568)					$11,201,546

Asset-Backed Securities – 9.0%
Collateralized Loan Obligations(c) – 3.3%
Avalon Capital Ltd. 3 Series 1A, Class A1(b)
	$858,062	0.762%	02/24/19		$838,405
Avalon Capital Ltd. Series 1A, Class A2(b)
	1,001,073	0.772	02/24/19		978,344
Black Diamond CLO Ltd. Series 2005-1A, Class A1A(b)
	2,054,548	0.724	06/20/17		2,009,960
KKR Financial CLO Ltd. Series 2006-1A, Class A1(b)
	463,742	0.771	08/25/18		447,523
KKR Financial CLO Ltd. Series 2007-1A, Class A(b)
	841,287	0.853	05/15/21		797,201
KKR Financial CLO Ltd. Series 2007-AA, Class A(b)
	430,002	1.317	10/15/17		420,251
Westchester CLO Ltd. Series 2007-1X, Class A1A
	6,195,664	0.772	08/01/22		5,698,803

					11,190,487

Home Equity – 1.2%
ACE Securities Corp. Series 2007-HE4, Class A2A(c)
	7,258,014	0.372	05/25/37		1,612,916
Bear Stearns Asset Backed Securities Trust Series 2001-3, Class A2(c)
	7,141	1.042	10/27/32		6,683

The accompanying notes are an integral part of these financial statements.          53

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2012

Principal		Interest	Maturity
Amount		Rate	Date	Value

Asset-Backed Securities – (continued)
Home Equity – (continued)

Bear Stearns Asset Backed Securities Trust Series 2002-2, Class A1(c)
	$6,253	0.902%	10/25/32	$5,514
Bear Stearns Asset Backed Securities Trust Series 2005-SD4, Class 2A1(c)
	927,097	0.642	12/25/42	834,610
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(b)(c)
	30,894	1.242	10/25/37	30,931
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(b)(c)
	150,000	1.492	10/25/37	117,025
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(b)(c)
	450,000	1.692	10/25/37	201,367
CS First Boston Mortgage Securities Corp. Series 2001-HE17, Class A1(c)
	1,879	0.862	01/25/32	1,435
First Alliance Mortgage Loan Trust Series 1999-4, Class A2(c)
	1,640	1.002	03/20/31	1,096
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
	212,430	7.000	09/25/37	153,991
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
	77,068	7.000	09/25/37	57,196
Peoples Financial Realty Mortgage Securities Trust Series 2006-1, Class 1A3(c)
	5,126,414	0.402	09/25/36	1,111,829
Renaissance Home Equity Loan Trust Series 2003-2, Class A(c)
	2,495	0.682	08/25/33	2,109
Renaissance Home Equity Loan Trust Series 2003-3, Class A(c)
	6,676	0.742	12/25/33	5,546

				4,142,248

Student Loan(c) – 4.5%
Brazos Higher Education Authority, Inc. Series 2005-3, Class A14
	848,408	0.584	09/25/23	839,227
Brazos Higher Education Authority, Inc. Series 2010-1, Class A1
	1,676,035	1.391	05/25/29	1,677,442
Brazos Higher Education Authority, Inc. Student Loan Revenue Series 2004 I-A-2
	1,030,756	0.634	06/27/22	1,020,933
Brazos Higher Education Authority, Inc. Student Loan Revenue Series 2005 I-A-2
	920,000	0.554	12/26/18	914,940
Brazos Student Finance Corp. Series 2010-1, Class A1
	765,103	1.374	06/25/35	758,071
College Loan Corp. Trust Series 06-1, Class A3
	1,000,000	0.650	10/25/25	975,498
Education Funding Capital Trust I Series 2004-1, Class A2
	345,883	0.634	12/15/22	343,417
Educational Funding of the South, Inc. Series 2011-1, Class A2
	2,100,000	1.210	04/25/35	1,964,827
GCO Education Loan Funding Trust Series 2006-1, Class A10L
	100,000	0.681	02/27/28	85,428
GCO Education Loan Funding Trust Series 2006-1, Class A11L
	300,000	0.721	05/25/36	244,442
Goal Capital Funding Trust Series 2010-1, Class A(b)
	423,218	1.191	08/25/48	405,402
Missouri Higher Education Loan Authority Series 2010-1, Class A1
	753,903	1.441	11/26/32	742,205
Northstar Education Finance, Inc. Series 2004-1, Class A4
	1,446,667	0.743	04/29/19	1,437,499
Northstar Education Finance, Inc. Series 2005-1, Class A1
	128,949	0.653	10/28/26	128,091
Panhandle-Plains Higher Education Authority, Inc. Series 2010-2, Class A1
	826,118	1.598	10/01/35	824,399
SLM Student Loan Trust Series 2011-2, Class A2
	325,000	1.442	10/25/34	315,434
South Carolina Student Loan Corp. Series 2005, Class A1
	1,280,053	0.588	12/03/18	1,274,789
South Carolina Student Loan Corp. Series 2006-1, Class A1
	1,500,000	0.578	12/02/19	1,467,166
US Education Loan Trust LLC Series 2006-1, Class A2(b)
	199,607	0.618	03/01/25	196,228

				15,615,438

TOTAL ASSET-BACKED SECURITIES
(Cost $32,040,968)				$30,948,173

Foreign Debt Obligations – 3.2%
Sovereign – 2.9%
Federal Republic of Brazil(a)
	$390,000	5.625%	01/07/41	$449,475
Mexico Cetes(g)
MXN	17,296,200	0.000	04/19/12	1,349,311
	7,320,000	0.000	06/14/12	567,116
Republic of Colombia
	$250,000	6.125	01/18/41	306,875
Republic of Indonesia
	530,000	8.500	10/12/35	785,725
Republic of South Africa
ZAR	1,120,000	7.250	01/15/20	141,409
	7,640,000	6.750	03/31/21	925,627
	13,605,000	10.500	12/21/26	2,090,052
Republic of Venezuela
	$620,000	7.750	10/13/19	520,800
	380,000	12.750	08/23/22	399,000
	370,000	9.000	05/07/23	312,650
	710,000	8.250	10/13/24	566,225
	290,000	7.650	04/21/25	217,500
	140,000	11.750	10/21/26	136,850
	210,000	9.250	05/07/28	173,775
	90,000	11.950	08/05/31	88,200
Russian Federation(b)
	200,000	4.500	04/04/22	201,400
United Mexican States
MXN	8,091,900	10.000	12/05/24	825,394

				10,057,384

54          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value

Foreign Debt Obligations – (continued)

Supranational – 0.3%
North American Development Bank
	$900,000	4.375%	02/11/20	$988,136

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $11,130,146)				$11,045,520

Structured Note(c) – 0.6%
Notas do Tesouro Nacional Series B (Issuer HSBC Corp.)
BRL	3,498,997	6.000%	08/15/40	$2,136,647
(Cost $2,103,273)

Municipal Debt Obligations – 0.6%

California – 0.3%
California State GO Bonds Build America Taxable Series 2009
	$210,000	7.550%	04/01/39	$272,471
California State GO Bonds Build America Taxable Series 2010
	625,000	7.950	03/01/36	724,506

				996,977

Illinois – 0.2%
Illinois State GO Bonds Build America Series 2010
	500,000	7.350	07/01/35	585,300
Illinois State GO Bonds Taxable-Pension Series 2003
	115,000	5.100	06/01/33	108,406

				693,706

Ohio – 0.1%
American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
	250,000	6.270	02/15/50	275,560

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $1,696,661)				$1,966,243

Government Guarantee Obligations – 0.7%
Achmea Hypotheekbank NV(b)(h)
	$1,095,000	3.200%	11/03/14	$1,144,612
Israel Government AID Bond(i)
	900,000	5.500	09/18/23	1,125,731
	50,000	5.500	04/26/24	62,195
	40,000	5.500	09/18/33	50,005

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $2,315,494)				$2,382,543

U.S. Treasury Obligations – 23.2%
United States Treasury Bonds
	$300,000	5.000%	05/15/37	$392,958
	100,000	4.750	02/15/41	127,402
	3,200,000	4.375	05/15/41	3,845,760
	2,500,000	3.125	02/15/42	2,395,900
United States Treasury Inflation Protected Securities
	630,235	3.000	07/15/12	644,611
	321,669	0.625	04/15/13	330,164
	122,619	2.000	01/15/14	131,087
	1,661,660	1.625	01/15/15	1,811,209
	349,545	1.875	07/15/15	389,851
United States Treasury Notes
	15,200,000	0.250	10/31/13	15,186,928
	12,900,000	0.250	01/31/14	12,881,553
	10,900,000	0.625	07/15/14	10,953,410
	6,900,000	0.375	11/15/14	6,883,026
	2,600,000	0.250	12/15/14	2,584,296
	10,500,000	0.250	02/15/15	10,425,345
	1,000,000	0.875	12/31/16	994,790
	4,400,000	1.000	03/31/17	4,390,188
	2,700,000	1.500	03/31/19	2,679,540
	2,500,000	2.000	11/15/21	2,460,925

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $79,433,088)				$79,508,943

Notional		Exercise	Expiration
Amount		Rate	Date	Value

Options Purchased – 0.2%
Interest Rate Swaptions
Barclays Bank PLC Put – OTC – 10 year Interest Rate Swap Strike Price 2.208%
	$11,600,000	2.208%	05/21/12	$78,170
Barclays Bank PLC Call – OTC – 10 year Interest Rate Swap Strike Price 2.208%
	11,600,000	2.208	05/21/12	217,162
Citibank NA Put – OTC – 10 year Interest Rate Swap Strike Price 2.198%
	3,800,000	2.198	05/22/12	24,917
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 2.198%
	3,800,000	2.198	05/22/12	73,945
Deutsche Bank Securities, Inc. Put – OTC – 10 year Interest Rate Swap Strike Price 2.205%
	4,500,000	2.205	05/23/12	31,093
Deutsche Bank Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 2.205%
	4,500,000	2.205	05/23/12	86,819

TOTAL OPTIONS PURCHASED
(Cost $694,153)				$512,106

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $337,297,754)				$343,907,901

The accompanying notes are an integral part of these financial statements.          55

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment – 11.1%(j)

Repurchase Agreement – 11.1%
Joint Repurchase Agreement Account II
$38,000,000	0.147%	04/02/12	$38,000,000
(Cost $38,000,000)

TOTAL INVESTMENTS – 111.5%
(Cost $375,297,754)			$381,907,901

LIABILITIES IN EXCESS OF OTHER ASSETS – (11.5)%			(39,489,692)

NET ASSETS – 100.0%			$342,418,209

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $31,949,897, which represents approximately 9.3% of net assets as of March 31, 2012.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2012.

(d)	Security with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $49,950,861 which represents approximately 14.6% of net assets as of March 31, 2012.

(f)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(h)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $1,144,612, which represents approximately 0.3% of net assets as of March 31, 2012.

(i)	Guaranteed by the United States Government until maturity. Total market value of these securities amounts to $1,237,931, which represents approximately 0.4% of net assets as of March 31, 2012.

(j)	Joint repurchase agreement was entered into on March 30, 2012. Additional information appears on pages 94-95.

Currency Abbreviations
AUD	—	Australian Dollar
BRL	—	Brazilian Real
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
EUR	—	Euro
GBP	—	British Pound
JPY	—	Japanese Yen
MXN	—	Mexican Peso
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
SEK	—	Swedish Krona
USD	—	U.S. Dollar
ZAR	—	South African Rand

Investment Abbreviations:
BP	—	British Pound Offered Rate
CLO	—	Collateralized Loan Obligation
EURO	—	Euro Offered Rate
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
FREMF	—	Freddie Mac Multi Family
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
LIBOR	—	London Interbank Offered Rate
NCUA	—	National Credit Union Administration
OTC	—	Over the Counter
RB	—	Revenue Bond
REMIC	—	Real Estate Mortgage Investment Conduit

56          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2012, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

	Contracts to	Settlement	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Gain

Bank of America N.A.	EUR/CAD	06/20/12	$236,194	$3,730
	JPY/USD	06/20/12	430,733	1,733
Barclays Bank PLC	CHF/USD	06/20/12	162,897	1,820
	EUR/CAD	06/20/12	186,437	2,718
	EUR/USD	06/20/12	912,729	10,777
	USD/JPY	06/20/12	213,950	1,050
	USD/ZAR	04/10/12	3,598,684	25,483
	ZAR/USD	04/10/12	458,272	6,155
Citibank NA	CAD/AUD	06/20/12	98,508	1,602
	EUR/JPY	06/20/12	217,415	2,741
	EUR/NZD	06/20/12	213,662	2,491
	EUR/USD	06/20/12	371,081	4,178
	JPY/USD	06/20/12	214,311	311
	USD/AUD	06/20/12	208,400	3,380
	USD/JPY	06/20/12	637,938	6,062
Deutsche Bank AG (London)	CHF/USD	06/20/12	218,440	3,440
	EUR/JPY	06/20/12	241,530	5,030
	GBP/USD	06/20/12	215,814	1,668
	NZD/USD	06/20/12	150,574	1,302
HSBC Bank PLC	EUR/NOK	06/20/12	437,196	1,781
	NOK/EUR	06/20/12	214,818	1,283
	USD/CAD	06/20/12	214,329	671
JPMorgan Securities, Inc.	AUD/USD	06/20/12	212,506	594
	CHF/USD	06/20/12	198,764	1,501
	EUR/AUD	06/20/12	220,241	5,768
	GBP/USD	06/20/12	219,011	3,672
	JPY/USD	06/20/12	432,762	5,762
	USD/NZD	06/20/12	148,187	1,217
Morgan Stanley Capital Services, Inc.	EUR/USD	06/20/12	188,602	3,181
	USD/CAD	06/20/12	186,956	1,044
	USD/JPY	06/20/12	860,584	416
Royal Bank of Canada	CAD/USD	06/20/12	215,676	676
	EUR/USD	06/20/12	249,815	3,043
	USD/CAD	06/20/12	636,410	4,590
Royal Bank of Scotland PLC	JPY/AUD	06/20/12	210,453	3,850
	JPY/EUR	06/20/12	216,153	1,250
	JPY/USD	06/20/12	217,196	3,196
	NOK/EUR	06/20/12	1,291,580	4,801
	SEK/EUR	06/20/12	569,736	3,472
	USD/CAD	06/20/12	213,375	1,625
State Street Bank	CAD/USD	06/20/12	428,937	937
	CHF/AUD	06/20/12	251,517	9,452
	EUR/CHF	06/20/12	426,942	26
	EUR/USD	06/20/12	247,609	1,308
	JPY/USD	06/20/12	432,691	3,691
	USD/AUD	06/20/12	218,504	2,908
	USD/JPY	06/20/12	214,172	828

The accompanying notes are an integral part of these financial statements.          57

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2012

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

	Contracts to	Settlement	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Gain

UBS AG (London)	EUR/USD	06/20/12	$212,924	$2,746
	JPY/USD	06/20/12	432,494	4,494
	NOK/EUR	06/20/12	216,153	586
	SEK/NZD	06/20/12	170,985	4,598
	SEK/USD	06/20/12	266,436	8,436
	USD/AUD	06/20/12	133,458	2,756
	USD/JPY	06/20/12	213,817	3,337
Westpac Banking Corp.	JPY/USD	06/20/12	214,841	841
	USD/AUD	06/20/12	840,786	6,884
	USD/JPY	06/20/12	2,483,628	41,489

TOTAL				$234,381

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

	Contracts to	Settlement	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

Bank of America N.A.	JPY/USD	06/20/12	$212,131	$(1,869)
Barclays Bank PLC	USD/EUR	04/02/12	2,403,341	(15,445)
	USD/EUR	05/11/12	2,403,829	(9,824)
	USD/EUR	06/20/12	901,862	(12,023)
	USD/JPY	06/20/12	214,228	(228)
Citibank NA	AUD/USD	06/20/12	419,880	(3,101)
	CAD/USD	06/20/12	211,810	(1,190)
	JPY/EUR	06/20/12	461,932	(11,413)
	JPY/USD	06/20/12	213,563	(1,437)
	USD/EUR	06/20/12	156,200	(3,369)
	USD/GBP	06/20/12	215,814	(1,844)
	USD/NZD	06/20/12	257,291	(1,359)
Deutsche Bank AG (London)	CHF/NZD	06/20/12	215,766	(415)
	JPY/CAD	06/20/12	214,180	(1,969)
	NZD/USD	06/20/12	1,085,193	(4,781)
	USD/GBP	06/20/12	217,412	(3,416)
HSBC Bank PLC	CAD/USD	06/20/12	2,886,133	(20,011)
	NOK/USD	06/20/12	1,459,162	(21,274)
	USD/EUR	06/20/12	449,107	(5,902)
	USD/NOK	06/20/12	708,632	(6,632)
JPMorgan Securities, Inc.	AUD/USD	06/20/12	210,453	(2,146)
	JPY/EUR	06/20/12	216,153	(37)
	JPY/USD	06/20/12	211,930	(3,070)
	NOK/EUR	06/20/12	213,484	(156)
	USD/CHF	06/20/12	215,525	(2,525)
	USD/GBP	06/20/12	369,603	(5,278)
	USD/JPY	06/20/12	427,103	(103)
Morgan Stanley Capital Services, Inc.	EUR/SEK	06/20/12	1,304,634	(9,695)
Royal Bank of Canada	CAD/EUR	06/20/12	213,484	(170)
	CAD/USD	06/20/12	212,586	(414)
	GBP/EUR	06/20/12	217,487	(1,374)
	USD/EUR	06/20/12	1,170,192	(19,413)
Royal Bank of Scotland PLC	AUD/CAD	06/20/12	210,540	(87)
	AUD/USD	06/20/12	209,427	(3,564)
	USD/JPY	06/20/12	112,143	(1,143)

58          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

	Contracts to	Settlement	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

State Street Bank	JPY/USD	06/20/12	$340,922	$(2,078)
	USD/CHF	06/20/12	1,298,320	(16,320)
	USD/EUR	06/20/12	427,424	(8,612)
	USD/GBP	06/20/12	217,412	(2,212)
UBS AG (London)	AUD/JPY	06/20/12	211,895	(415)
	CAD/USD	06/20/12	212,375	(625)
	USD/BRL	04/18/12	1,610,492	(9,103)
	USD/CHF	06/20/12	202,937	(2,669)
	USD/EUR	06/20/12	218,821	(3,489)
	USD/GBP	06/20/12	223,063	(4,397)
Westpac Banking Corp.	AUD/USD	06/20/12	838,733	(7,169)
	NZD/USD	06/20/12	326,499	(5,429)
	USD/NZD	06/20/12	213,324	(731)

TOTAL				$(239,926)

FORWARD SALES CONTRACT — At March 31, 2012, the Fund had the following forward sales contract:

	Interest	Maturity	Settlement	Principal
Description	Rate	Date(e)	Date	Amount	Value

FNMA (Proceeds Receivable: $1,077,187)	5.000%	TBA-30yr	04/12/12	$(1,000,000)	$(1,080,234)

FUTURES CONTRACTS — At March 31, 2012, the Fund had the following futures contracts:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	100	June 2014	$24,747,500	$35,227
Eurodollars	258	September 2014	63,755,025	(33,540)
Eurodollars	(258)	September 2015	(63,284,175)	55,856
Eurodollars	(100)	December 2015	(24,483,750)	(51,475)
Japan 10 Year Government Bond	(7)	June 2012	(12,010,028)	34,641
U.K. Life Long Gilt	(24)	June 2012	(4,395,812)	17,227
Ultra Long U.S. Treasury Bonds	75	June 2012	11,322,656	(417,324)
5 Year German Euro-Bobl	(5)	June 2012	(827,627)	484
10 Year German Euro-Bund	50	June 2012	9,235,203	122,967
5 Year U.S. Treasury Notes	462	June 2012	56,613,047	(221,578)
10 Year U.S. Treasury Notes	55	June 2012	7,121,641	36,976
30 Year U.S. Treasury Bonds	52	June 2012	7,163,000	49,700

TOTAL				$(370,839)

The accompanying notes are an integral part of these financial statements.          59

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
March 31, 2012

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2012, the Fund had the following swap contracts:

INTEREST RATE SWAP CONTRACTS

		Notional		Rates Exchanged		Market Value
		Amount	Termination	Payments	Payments	Upfront Payments	Unrealized
Counterparty		(000s)(a)	Date	Received	Made	Made (Received)	Gain (Loss)

Barclays Bank PLC	EUR	27,550	03/31/16	6 month EURO	1.788%	$—	$(62,247)
		5,940	02/03/19	2.235%	6 month EURO	—	6,121
		29,600	03/31/21	2.625	6 month EURO	—	264,606
	GBP	8,940	03/29/27	6 month BP	4.014	—	12,209
	EUR	2,300	02/03/29	6 month EURO	2.875	—	1,772
		11,600	03/31/29	6 month EURO	2.993	—	(176,025)
	GBP	2,250	03/29/52	3.788	6 month BP	—	(11,366)
Citibank NA		450	06/20/17	2.000	6 month BP	8,912	2,939
Deutsche Bank Securities, Inc.	$	9,400	06/20/17	3 month LIBOR	1.750	(127,107)	(45,081)
		1,400	03/22/21	3.298	3 month LIBOR	—	9,284
		4,300	06/20/22	2.500	3 month LIBOR	1,182	52,086
		600	03/22/31	3 month LIBOR	3.638	—	(6,165)
JPMorgan Securities, Inc.		4,000	06/20/19	3 month LIBOR	2.000	(37,830)	3,971
		6,300	03/21/21	3.250	3 month LIBOR	—	28,703
		2,500	03/28/21	3.225	3 month LIBOR	—	7,808
		4,000	06/20/27	2.750	3 month LIBOR	71,613	(93,399)
		2,500	03/21/31	3 month LIBOR	3.608	—	(17,385)
		1,000	03/28/31	3 month LIBOR	3.580	—	(3,555)
		700	06/20/42	3 month LIBOR	2.750	3,209	43,234

TOTAL						$(80,021)	$17,510

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2012.

60          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CREDIT DEFAULT SWAP CONTRACTS

					Credit
		Notional	Rates		Spread at	Market Value
	Referenced	Amount	Received	Termination	March 31,	Upfront Payments	Unrealized
Counterparty	Obligation	(000s)	(Paid)	Date	2012(b)	Made (Received)	Gain (Loss)

Protection Purchased:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	$1,400	(1.000)%	06/20/14	0.475%	$(11,429)	$(5,358)
Barclays Bank PLC	iTraxx SovX Western Europe Index 7	300	(1.000)	06/20/17	2.690	23,517	(269)
Deutsche Bank Securities, Inc.	CDX North America Investment Grade Index 16	3,000	(1.000)	06/20/14	0.475	(25,913)	(10,060)
JPMorgan Securities, Inc.	CDX North America Investment Grade Index 16	7,800	(1.000)	06/20/14	0.475	(69,946)	(23,585)
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	2,675	(1.000)	06/20/14	0.475	(20,354)	(11,722)
Protection Sold:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	4,625	1.000	06/20/16	0.820	5,571	30,033
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	5,425	1.000	06/20/16	0.820	6,247	35,516

TOTAL						$(92,307)	$14,555

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

WRITTEN OPTIONS CONTRACTS — For the year ended March 31, 2012, the Fund had the following written swaptions activity:

	Notional
	Amount	Premiums
	(000s)	Received

Contracts Outstanding March 31, 2011	$15,000	$163,440

Contracts Written	433,200	8,616,670
Contracts Bought to Close	(393,000)	(8,215,767)
Contracts Expired	(55,200)	(564,343)

Contracts Outstanding March 31, 2012	$—	$—

The accompanying notes are an integral part of these financial statements.          61

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments
March 31, 2012

Principal		Interest	Maturity
Amount		Rate	Date	Value

Foreign Sovereign Debt Obligations – 49.3%
British Pound – 5.1%
United Kingdom Gilt Inflation Linked
GBP	1,170,000	2.500%	07/26/16	$6,449,836
United Kingdom Treasury
	630,000	2.250	03/07/14	1,043,126
	2,630,000	4.000	09/07/16	4,776,525
	3,400,000	4.500	03/07/19	6,509,866
	3,450,000	4.000	03/07/22	6,399,602
	1,150,000	4.750	12/07/30	2,276,897
	3,160,000	4.500	09/07/34	6,060,759
	1,605,000	4.250	12/07/40	2,982,572
	260,000	4.250	12/07/49	491,139
	1,540,000	4.000	01/22/60	2,837,150

				39,827,472

Canadian Dollar – 2.8%
British Columbia Province of Canada
CAD	800,000	3.250	12/18/21	819,065
Government of Canada
	2,340,000	3.500	06/01/13	2,410,637
	5,720,000	2.500	06/01/15	5,934,073
	1,760,000	4.500	06/01/15	1,934,597
	1,700,000	4.000	06/01/41	2,165,031
Ontario Province of Canada
	1,800,000	4.400	06/02/19	2,006,934
	4,200,000	4.000	06/02/21	4,540,059
Quebec Province of Canada
	1,800,000	4.250	12/01/21	1,974,072

				21,784,468

Danish Krone – 0.4%
Kingdom of Denmark
DKK	16,000,000	4.000	11/15/15	3,220,934

Euro – 18.4%
Bundesobligation
EUR	10,860,000	2.750	04/08/16	15,725,255
	5,500,000	1.250	10/14/16	7,505,895
Federal Republic of Germany
	4,600,000	3.500	01/04/16	6,814,778
	2,175,000	3.750	01/04/17	3,303,184
	6,810,000	3.500	07/04/19	10,438,511
	6,130,000	2.250	09/04/21	8,523,041
	6,670,000	2.000	01/04/22	9,051,542
	1,360,000	5.625	01/04/28	2,560,042
	2,640,000	5.500	01/04/31	5,067,376
	50,000	4.000	01/04/37	84,773
	850,000	4.250	07/04/39	1,528,266
	810,000	4.750	07/04/40	1,572,264
Government of Finland
	7,990,000	3.125	09/15/14	11,321,744
	390,000	4.375	07/04/19	606,123
Government of France
	360,000	3.750	10/25/19	522,710
	4,250,000	3.000	04/25/22	5,713,569
	940,000	4.500	04/25/41	1,439,222
Kingdom of Belgium
EUR	2,610,000	4.000	03/28/14	3,665,342
	4,515,000	3.500	06/28/17	6,301,059
	395,000	3.750	09/28/20	548,374
Kingdom of The Netherlands
	9,800,000	4.250	07/15/13	13,742,068
	2,900,000	4.000	07/15/16	4,336,498
	1,390,000	2.250	07/15/22	1,837,254
Republic of Austria(a)
	4,080,000	4.350	03/15/19	6,144,862
Republic of Italy
	1,150,000	5.000	03/01/22	1,519,031
	2,190,000	5.500	09/01/22	2,970,456
	2,550,000	6.000	05/01/31	3,469,633
	720,000	5.000	08/01/34	864,743
Spain Government Bond
	2,270,000	4.250	10/31/16	3,035,884
	2,960,000	3.800	01/31/17	3,870,572
	170,000	5.850	01/31/22	233,941

				144,318,012

Japanese Yen – 17.8%
Government of Japan
JPY	2,000,000,000	0.200	06/15/13	24,187,894
	800,000,000	1.100	09/20/13	9,804,267
	1,000,000,000	1.600	06/20/14	12,473,396
	1,400,000,000	0.400	06/20/15	17,028,614
	640,000,000	0.400	06/20/16	7,775,756
	500,000,000	0.400	09/20/16	6,071,228
	500,000,000	1.400	12/20/18	6,370,038
	900,000,000	1.100	12/20/21	11,010,478
	400,000,000	1.900	06/20/25	5,168,177
	875,000,000	2.000	12/20/25	11,397,221
	430,000,000	2.100	12/20/26	5,635,774
	350,000,000	2.100	12/20/27	4,551,180
	280,000,000	1.700	09/20/31	3,362,016
	485,000,000	2.500	09/20/34	6,595,561
	250,000,000	2.500	03/20/38	3,404,648
	100,000,000	2.200	09/20/39	1,284,480
	150,000,000	2.200	03/20/41	1,920,611
	70,000,000	2.000	09/20/41	857,513

				138,898,852

Mexican Peso – 0.5%
United Mexican States
MXN	34,486,700	10.000	12/05/24	3,517,731
	4,683,400	8.500	11/18/38	406,299

				3,924,030

Polish Zloty – 0.3%
Government of Poland
PLN	8,000,000	4.750	04/25/12	2,573,593

62          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal		Interest		Maturity
Amount		Rate		Date	Value

Foreign Sovereign Debt Obligations – (continued)

South African Rand – 1.1%
Republic of South Africa
ZAR	3,930,000	7.250%		01/15/20	$496,192
	16,175,000	6.750		03/31/21	1,959,689
	41,795,000	10.500		12/21/26	6,420,707

					8,876,588

South Korean Won – 0.5%
Republic of Korea
KRW	3,819,000,000	5.000		06/10/20	3,619,140

Swedish Krona – 0.7%
Kingdom of Sweden
SEK	11,000,000	6.750		05/05/14	1,848,076
	20,000,000	4.500		08/12/15	3,327,972

					5,176,048

United States Dollar – 1.7%
Federal Republic of Brazil
	$1,250,000	5.625		01/07/41	1,440,625
Quebec Province of Canada
	3,350,000	5.125		11/14/16	3,909,124
Republic of Colombia
	3,060,000	4.375		07/12/21	3,335,400
Republic of Indonesia
	1,300,000	8.500		10/12/35	1,927,250
Russian Federation
	100,000	5.000		04/29/20	106,650
State of Qatar
	1,189,000	5.150		04/09/14	1,273,419
United Mexican States
	520,000	6.050		01/11/40	621,400
	760,000	5.750		10/12/2110	782,800

					13,396,668

TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS
(Cost $366,770,247)					$385,615,805

Corporate Obligations – 24.7%
Banks – 11.8%
Abbey National Treasury Services PLC
EUR	1,453,000	4.125%		03/03/14	$1,977,448
	1,400,000	3.375		06/08/15	1,949,896
Bank of America Corp.
	$1,300,000	5.750		12/01/17	1,390,726
EUR	50,000	4.000	(b)	03/28/18	56,022
	$900,000	5.000		05/13/21	898,736
	2,000,000	5.700		01/24/22	2,112,368
Bank of Montreal(a)
	1,900,000	1.950		01/30/17	1,920,856
Bank of Nova Scotia(a)
	3,500,000	1.050		03/20/15	3,502,013
	3,800,000	2.150		08/03/16	3,898,743
	2,700,000	1.750		03/22/17	2,707,992
Bank of Scotland PLC
	2,070,000	5.250	(a)	02/21/17	2,249,038
	500,000	5.250		02/21/17	543,246
Barclays Bank PLC(b)
EUR	1,700,000	4.500		03/04/19	2,131,742
Caisse Centrale Desjardins du Quebec(a)
	$1,700,000	1.600		03/06/17	1,684,278
Canadian Imperial Bank of Commerce
	3,190,000	2.000	(a)	02/04/13	3,228,254
AUD	3,500,000	5.750		12/19/13	3,699,890
	$3,800,000	1.500	(a)	12/12/14	3,869,791
Citigroup, Inc.
	1,700,000	4.750		05/19/15	1,793,193
GBP	500,000	7.625		04/03/18	935,788
EUR	800,000	7.375		09/04/19	1,264,971
	$360,000	4.500		01/14/22	360,258
Credit Suisse AG
EUR	700,000	4.750		08/05/19	1,033,458
DnB NOR Boligkreditt AS
	$6,200,000	2.900	(a)	03/29/16	6,405,480
EUR	2,600,000	3.375		01/20/17	3,701,656
HSBC Holdings PLC
	$1,150,000	6.800		06/01/38	1,321,717
ING Bank NV
	1,600,000	4.000	(a)	03/15/16	1,619,682
EUR	650,000	6.125	(b)	05/29/23	857,858
Intesa Sanpaolo SPA
	500,000	4.125		01/14/16	670,435
JPMorgan Chase & Co.
	$325,000	6.000		01/15/18	374,653
	1,600,000	4.250		10/15/20	1,638,141
	700,000	4.350		08/15/21	714,097
	1,850,000	4.500		01/24/22	1,918,496
Morgan Stanley, Inc.
	1,650,000	4.000		07/24/15	1,644,565
	100,000	5.500		07/28/21	97,024
Rabobank Nederland
EUR	1,300,000	3.875		04/20/16	1,836,541
Royal Bank of Scotland PLC
	295,000	4.750		05/18/16	412,968
	550,000	5.375		09/30/19	746,982
Sparebank 1 Boligkreditt AS
	1,500,000	2.500		06/23/15	2,062,719
	$4,900,000	2.625	(a)	05/27/16	4,999,774
	3,300,000	2.300	(a)	06/30/17	3,288,780
Swedbank Hypotek AB(a)(b)
	1,320,000	0.923		03/28/14	1,317,108
Toronto-Dominion Bank(a)
	5,500,000	1.625		09/14/16	5,520,729
	2,400,000	1.500		03/13/17	2,374,428
UBS AG(a)
	2,000,000	2.250		03/30/17	1,994,493
WM Covered Bond Program
EUR	700,000	4.375		05/19/14	981,847
	2,050,000	4.000		09/27/16	2,902,512

					92,611,392

The accompanying notes are an integral part of these financial statements.          63

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
March 31, 2012

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)

Chemicals – 0.5%
Ecolab, Inc.
	$1,400,000	4.350%		12/08/21	$1,477,113
The Dow Chemical Co.
	2,166,000	5.900		02/15/15	2,435,780

					3,912,893

Communications – 1.8%
AT&T, Inc.
	1,150,000	5.600		05/15/18	1,358,627
	950,000	6.300		01/15/38	1,120,885
	700,000	5.550		08/15/41	774,527
British Telecommunications PLC
GBP	244,000	6.625		06/23/17	454,762
Comcast Corp.
	$2,050,000	5.700		05/15/18	2,382,787
Deutsche Telekom International Finance BV(a)
	900,000	3.125		04/11/16	927,579
NBCUniversal Media LLC
	150,000	4.375		04/01/21	160,434
	650,000	5.950		04/01/41	744,583
TDC A/S
EUR	500,000	4.375		02/23/18	727,234
Time Warner Cable, Inc.
	$950,000	6.550		05/01/37	1,092,665
Verizon New Jersey, Inc.
	65,000	8.000		06/01/22	83,577
Verizon Wireless Capital LLC
EUR	1,200,000	8.750		12/18/15	1,999,669
Vodafone Group PLC
	$1,950,000	2.875		03/16/16	2,037,655

					13,864,984

Consumer Noncyclical – 1.6%
BAT International Finance PLC
	1,208,000	9.500	(a)	11/15/18	1,647,793
GBP	750,000	6.375		12/12/19	1,457,314
Boston Scientific Corp.
	$1,504,000	4.500		01/15/15	1,613,277
CVS Caremark Corp.
	600,000	4.125		05/15/21	641,697
	1,550,000	6.125		09/15/39	1,802,458
Imperial Tobacco Finance PLC
EUR	300,000	4.375		11/22/13	417,475
GBP	800,000	7.750		06/24/19	1,599,905
Kraft Foods, Inc.
	$1,200,000	5.375		02/10/20	1,382,856
	1,200,000	6.500		02/09/40	1,476,640
Pfizer, Inc.
	600,000	7.200		03/15/39	864,317

					12,903,732

Electric – 0.4%
Alliander NV(b)
EUR	350,000	4.875		11/11/49	471,463
DONG Energy A/S
	1,000,000	4.875		12/16/21	1,514,925
	350,000	7.750	(b)	06/01/3010	501,790
RWE AG(b)
EUR	255,000	4.625		09/29/49	323,555

					2,811,733

Energy – 2.2%
Anadarko Petroleum Corp.
	$300,000	6.375		09/15/17	356,353
	650,000	6.950		06/15/19	790,824
BP Capital Markets PLC
GBP	1,500,000	4.325		12/10/18	2,616,960
EUR	600,000	2.994		02/18/19	817,426
	600,000	4.154		06/01/20	873,930
Dolphin Energy Ltd.
	$767,039	5.888		06/15/19	830,320
	1,188,489	5.888	(a)	06/15/19	1,286,539
Gaz Capital SA for Gazprom
	1,370,000	9.250		04/23/19	1,690,238
Petrobras International Finance Co.
	140,000	5.750		01/20/20	155,193
	1,450,000	5.375		01/27/21	1,593,664
Petroleos Mexicanos
	920,000	5.500		01/21/21	1,016,600
Schlumberger Investment SA(a)
	600,000	3.300		09/14/21	607,884
TNK-BP Finance SA
	268,000	7.500		07/18/16	303,510
	271,000	6.625		03/20/17	299,116
	190,000	7.875		03/13/18	221,113
Total Capital International SA
	1,350,000	2.875		02/17/22	1,294,505
Weatherford International Ltd.
	500,000	9.625		03/01/19	653,658
	1,698,000	5.125		09/15/20	1,806,468

					17,214,301

Financial Companies – 1.1%
American Express Credit Corp.
GBP	1,200,000	5.375		10/01/14	2,051,974
	$700,000	2.800		09/19/16	718,496
FUEL Trust(a)
	2,300,000	3.984		06/15/16	2,286,115
Nationwide Building Society
EUR	2,550,000	4.625		09/13/12	3,456,369

					8,512,954

Food & Beverage – 1.4%
Anheuser-Busch InBev Worldwide, Inc.
	$700,000	7.750		01/15/19	911,894
	500,000	6.875		11/15/19	634,292
	400,000	5.375		01/15/20	469,516
Archer-Daniels-Midland Co.
	1,432,000	4.479		03/01/21	1,612,268
Pernod-Ricard SA(a)
	400,000	4.450		01/15/22	405,748
	2,800,000	4.250		07/15/22	2,807,247
	885,000	5.500		01/15/42	889,703

64          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Obligations – (continued)
Food & Beverage – (continued)

SABMiller Holdings, Inc.(a)
	$1,100,000	2.450%	01/15/17	$1,113,797
	1,750,000	3.750	01/15/22	1,780,382

				10,624,847

Health Care – Services(a) – 0.3%
Aristotle Holding, Inc.
	2,350,000	3.500	11/15/16	2,452,365

Insurance – 1.7%
Allianz Finance II BV(b)
EUR	1,500,000	5.750	07/08/41	1,892,720
American International Group, Inc.
	$750,000	4.875	09/15/16	792,321
AON Financial Services Luxembourg SA
EUR	650,000	6.250	07/01/14	934,610
Cloverie PLC for Zurich Insurance Co.(b)
	800,000	7.500	07/24/39	1,158,505
Metropolitan Life Global Funding I
GBP	1,050,000	5.250	01/09/14	1,771,691
	$650,000	2.000 (a)	01/10/14	659,882
Prudential Financial, Inc.
	2,150,000	4.500	11/15/20	2,272,875
QBE Capital Funding III Ltd.(a)(b)
	1,000,000	7.250	05/24/41	930,000
Standard Life PLC(b)
EUR	2,200,000	5.314	01/06/49	2,611,384

				13,023,988

Metals & Mining – 0.5%
Anglo American Capital PLC(a)
	$2,600,000	9.375	04/08/14	2,992,431
Rio Tinto Finance USA Ltd.
	752,000	9.000	05/01/19	1,011,216

				4,003,647

Pharmaceuticals – 0.3%
Teva Pharmaceutical Finance Co. BV
	2,550,000	3.650	11/10/21	2,578,458

Real Estate Investment Trust – 0.8%
HCP, Inc.
	1,850,000	5.375	02/01/21	1,990,008
Simon Property Group LP
	2,200,000	5.650	02/01/20	2,509,711
WEA Finance LLC(a)
	1,600,000	4.625	05/10/21	1,618,549

				6,118,268

Retailers – 0.1%
Wal-Mart Stores, Inc.
	550,000	5.000	10/25/40	608,633

Transportation – 0.2%
Transnet Ltd.
	1,940,000	4.500	02/10/16	2,010,325

TOTAL CORPORATE OBLIGATIONS
(Cost $186,886,728)				$193,252,520

Foreign Debt Obligations – 1.5%
European Union
EUR	4,300,000	2.500%	12/04/15	$5,999,517
	4,300,000	2.750	06/03/16	6,036,106

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $12,068,032)				$12,035,623

Asset-Backed Securities – 3.7%
Home Equity – 0.4%
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(a)(b)
	$358,372	1.242%	10/25/37	$358,800
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(b)
	1,600,000	1.492	10/25/37	1,248,270
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(b)
	2,900,000	1.692	10/25/37	1,297,701
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
	125,527	7.000	09/25/37	90,995
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
	166,981	7.000	09/25/37	123,522

				3,119,288

Student Loans(b) – 3.3%
Access Group, Inc. Series 2004-2, Class A2
	3,958,712	0.710	01/25/16	3,778,627
Brazos Higher Education Authority, Inc. Series 2005-3, Class A14
	385,640	0.584	09/25/23	381,467
College Loan Corp. Trust Series 2005-1, Class A2
	4,000,000	0.660	07/25/24	3,902,518
Educational Funding of the South, Inc. Series 2011-1, Class A2
	4,700,000	1.210	04/25/35	4,397,471
GCO Education Loan Funding Trust Series 2006-1, Class A10L
	300,000	0.681	02/27/28	256,285
GCO Education Loan Funding Trust Series 2006-1, Class A11L
	700,000	0.721	05/25/36	570,365
Knowledgeworks Foundation Student Loan Series 2010-1, Class A
	1,235,226	1.441	02/25/42	1,209,535
Nelnet Student Loan Trust Series 2010-3A, Class A(a)
	1,356,603	1.340	07/27/48	1,354,763
Nelnet Student Loan Trust Series 2011-1A, Class A(a)
	799,356	1.092	02/25/43	795,792
SLC Student Loan Center Series 2011-1, Class A(a)
	1,631,364	1.462	10/25/27	1,604,992
SLC Student Loan Trust Series 2006-1, Class A4
	3,000,000	0.554	12/15/21	2,978,370
US Education Loan Trust LLC Series 2006-1, Class A2(a)
	665,357	0.618	03/01/25	654,095
Wachovia Student Loan Trust Series 2006-1, Class A4(a)
	4,000,000	0.640	04/25/23	3,983,397

				25,867,677

TOTAL ASSET-BACKED SECURITIES
(Cost $31,035,697)				$28,986,965

The accompanying notes are an integral part of these financial statements.          65

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
March 31, 2012

Principal		Interest	Maturity
Amount		Rate	Date	Value

Mortgage-Backed Obligations – 12.6%
Adjustable Rate Non-Agency(b) – 0.3%
American Home Mortgage Investment Trust Series 2004-3, Class 1A
	$5,693	0.612%	10/25/34	$5,084
Countrywide Alternative Loan Trust Series 2005-38, Class A1
	254,698	1.659	09/25/35	160,227
Countrywide Alternative Loan Trust Series 2005-82, Class A1
	3,369,979	0.512	02/25/36	1,727,600
Countrywide Alternative Loan Trust Series 2006-OA1, Class 2A1
	1,178,397	0.452	03/20/46	592,838

TOTAL ADJUSTABLE RATE NON-AGENCY				$2,485,749

Collateralized Mortgage Obligations – 2.6%
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB5, Class 2A1(b)
	339,754	2.737	04/20/35	307,909
FHLMC Multifamily Structured Pass-Through Certificates Series K703, Class A2
	3,000,000	2.699	05/25/18	3,107,806
FHLMC Multifamily Structured Pass-Through Certificates Series K706, Class A2
	2,700,000	2.323	10/25/18	2,728,193
GMAC Mortgage Corp. Loan Trust Series 2004-AR1, Class 12A(b)
	561,555	3.200	06/25/34	550,644
Granite Mortgages PLC Series 2004-2, Class 3A(b)
GBP	414,469	1.356	06/20/44	641,399
Granite Mortgages PLC Series 2004-3, Class 3A1(b)
	407,743	1.396	09/20/44	630,990
Harborview Mortgage Loan Trust Series 2006-6, Class 3A1A(b)
	$1,394,762	2.760	08/19/36	773,658
Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1(b)
	319,733	2.501	08/25/35	218,917
Luminent Mortgage Trust Series 2006-5, Class A1A(b)
	1,413,856	0.432	07/25/36	677,458
NCUA Guaranteed Notes Series 2010-C1, Class APT
	3,645,346	2.650	10/29/20	3,768,377
NCUA Guaranteed Notes Series 2010-R1, Class 2A
	137,623	1.840	10/07/20	139,343
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1(b)
	1,536,572	1.159	01/25/46	767,899
Sequoia Mortgage Trust Series 2004-10, Class A3A(b)
	323,901	1.073	11/20/34	277,943
Silverstone Master Issuer Series 2012-1A, Class 2A1(a)(b)
	3,200,000	1.892	01/21/55	3,214,782
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2(b)
	155,631	2.722	09/25/34	140,718
Structured Adjustable Rate Mortgage Loan Trust Series 2004-16, Class 3A1(b)
	795,658	2.616	11/25/34	722,967
Structured Adjustable Rate Mortgage Loan Trust Series 2004-5, Class 3A1(b)
	757,089	2.530	05/25/34	708,069
Washington Mutual Mortgage Pass-Through Certificates Series 2007-0A1, Class A1A(b)
	1,671,516	0.859	02/25/47	930,728

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				$20,307,800

Federal Agencies – 9.7%
FHLMC – 1.0%
	1,532	5.000	09/01/16	1,647
	20,459	5.000	11/01/16	21,971
	3,132	5.000	12/01/16	3,367
	58,166	5.000	01/01/17	62,568
	104,064	5.000	02/01/17	111,999
	80,893	5.000	03/01/17	87,060
	144,837	5.000	04/01/17	155,878
	5,770	5.000	05/01/17	6,210
	2,084	5.000	06/01/17	2,243
	2,850	5.000	08/01/17	3,068
	395,535	5.000	09/01/17	425,686
	436,035	5.000	10/01/17	469,280
	246,717	5.000	11/01/17	265,526
	270,975	5.000	12/01/17	291,631
	336,174	5.000	01/01/18	361,819
	762,199	5.000	02/01/18	820,140
	745,377	5.000	03/01/18	802,131
	624,011	5.000	04/01/18	671,671
	449,402	5.000	05/01/18	483,701
	114,075	5.000	06/01/18	122,725
	111,108	5.000	07/01/18	119,496
	58,895	5.000	08/01/18	63,393
	38,598	5.000	09/01/18	41,549
	138,804	5.000	10/01/18	149,446
	165,394	5.000	11/01/18	178,117
	117,894	5.000	12/01/18	126,911
	75,126	5.000	01/01/19	80,907
	12,132	5.000	02/01/19	13,106
	19,765	5.000	03/01/19	21,353
	89,222	5.000	02/01/37	97,297
	61,430	4.500	09/01/39	66,404
	133,178	5.000	01/01/40	145,752
	992,503	4.000	01/01/42	1,041,811

				7,315,863

FNMA – 8.6%
	4,399	5.000	04/01/18	4,749
	54,112	5.000	05/01/18	58,414
	6,651	5.000	06/01/18	7,180
	6,392	5.000	11/01/18	6,900
	5,780	5.000	03/01/19	6,240
	7,448	5.000	04/01/19	8,054
	4,000,000	4.506	06/01/19	4,449,162
	1,674,178	3.416	10/01/20	1,775,141
	1,280,862	3.632	12/01/20	1,371,003
	788,678	3.762	12/01/20	848,653
	400,000	3.830	07/01/21	429,647
	15,348	5.000	08/01/33	16,655

66          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal		Interest	Maturity
Amount		Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

	$10,229	5.500%	02/01/34		$11,240
	10,288	5.500	05/01/34		11,302
	7,073	5.500	10/01/34		7,768
	60,221	5.500	12/01/34		66,137
	13,519	5.500	04/01/35		14,841
	13,854	5.500	07/01/35		15,208
	128,671	4.500	05/01/39		139,368
	53,923	4.500	06/01/39		58,405
	61,865	4.500	08/01/39		67,008
	218,946	4.500	08/01/41		233,478
	234,330	4.000	10/01/41		245,971
	55,470	4.500	10/01/41		59,152
	294,070	4.000	11/01/41		308,680
	694,744	4.000	12/01/41		729,259
	1,000,000	3.500	TBA-30yr	(c)	1,026,875
	2,000,000	4.000	TBA-15yr	(c)	2,118,750
	1,000,000	4.000	TBA-30yr	(c)	1,048,359
	49,000,000	4.500	TBA-30yr	(c)	52,116,096

					67,259,695

GNMA – 0.1%
	822,431	3.950	07/15/25		874,729

TOTAL FEDERAL AGENCIES					$75,450,287

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $102,402,850)					$98,243,836

Agency Debenture – 0.4%
FHLMC
	$3,400,000	2.375%	01/13/22		$3,337,505
(Cost $3,379,535)

Government Guarantee Obligations(d) – 8.1%
Achmea Hypotheekbank NV(a)
	$2,918,000	3.200%	11/03/14		$3,050,209
FMS Wertmanagement
EUR	11,000,000	2.250	07/14/14		15,141,919
	7,600,000	2.750	06/03/16		10,668,608
ING Bank NV
	2,600,000	3.375	03/03/14		3,624,771
Kreditanstalt fuer Wiederaufbau
	12,500,000	2.000	09/07/16		17,187,938
	2,000,000	3.625	01/20/20		2,957,932
AUD	3,000,000	6.000	08/20/20		3,290,180
LeasePlan Corp. NV
EUR	2,750,000	3.250	05/22/14		3,840,627
Swedbank AB
	2,550,000	3.375	05/27/14		3,577,232

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $63,096,085)					$63,339,416

U.S. Treasury Obligations – 3.2%
United States Treasury Bonds
	$10,000	6.500%	11/15/26		$14,482
	890,000	3.875	08/15/40		984,108
	2,200,000	4.375	05/15/41		2,643,960
United States Treasury Notes
	15,550,000	2.125 (e)	08/15/21		15,536,161
	5,900,000	2.000	11/15/21		5,807,783

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $24,730,139)					$24,986,494

Notional	Exercise	Expiration
Amount	Rate	Date	Value

Options Purchased – 0.1%
Cross Currency Options
Put JPY 149,360,000
Call KRW 2,091,040,000	14.000	04/13/12	$45,306

Currency Options
Call USD 1,720,000
Put JPY 142,760,000	83.000	04/13/12	12,869
Put USD 4,960,000
Call INR 250,480,000	50.500	04/26/12	24,835

			37,704

Interest Rate Swaptions
UBS AG (London) Put – OTC – 10 year Interest Rate Swap Strike Price 2.192%
23,500,000	2.192%	05/22/12	149,098
UBS AG (London) Call – OTC – 10 year Interest Rate Swap Strike Price 2.192%
23,500,000	2.192	05/22/12	466,033

			615,131

TOTAL OPTIONS PURCHASED
(Cost $850,939)			$698,141

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Obligation – 3.1%
Commercial Paper – 3.1%
Rabobank
$24,306,415	0.090%	04/02/12	$24,306,415
(Cost $24,306,415)

TOTAL INVESTMENTS – 106.7%
(Cost $815,526,667)			$834,802,720

LIABILITIES IN EXCESS OF OTHER ASSETS – (6.7)%			(52,706,283)

NET ASSETS – 100.0%			$782,096,437

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.          67

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
March 31, 2012

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $96,695,116, which represents approximately 12.4% of net assets as of March 31, 2012.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2012.

(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $56,310,080 which represents approximately 7.2% of net assets as of March 31, 2012.

(d)	Guaranteed by a foreign government until maturity.

(e)	All or a portion of this security is segregated as collateral for initial margin requirement on futures transactions.

Currency Abbreviations:
AUD	—	Australian Dollar
BGN	—	New Bulgarian Lev
BRL	—	Brazilian Real
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
CLP	—	Chilean Peso
CNY	—	Chinese Yuan
CZK	—	Czech Koruna
DKK	—	Danish Krone
EUR	—	Euro
GBP	—	British Pound
HUF	—	Hungarian Forint
IDR	—	Indonesian Rupiah
ILS	—	Israeli Shekel
INR	—	Indian Rupee
JPY	—	Japanese Yen
KRW	—	South Korean Won
MXN	—	Mexican Peso
MYR	—	Malaysian Ringgit
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
PHP	—	Philippine Peso
PLN	—	Polish Zloty
RUB	—	Russian Ruble
SEK	—	Swedish Krona
SGD	—	Singapore Dollar
TRY	—	Turkish Lira
TWD	—	Taiwan Dollar
USD	—	U.S. Dollar
ZAR	—	South African Rand

Investment Abbreviations:
BP	—	British Pound Offered Rate
CDOR	—	Canadian Dollar Offered Rate
CHFOR	—	Swiss Franc Offered Rate
EURO	—	Euro Offered Rate
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
JYOR	—	Japanese Yen Offered Rate
KWCDC	—	South Korean Won Certificate of Deposit
LIBOR	—	London Interbank Offered Rate
NCUA	—	National Credit Union Administration
OTC	—	Over the Counter

68          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
March 31, 2012

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2012, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

	Contracts to	Settlement	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Gain

Bank of America Securities LLC	EUR/CAD	06/20/12	$460,709	$7,275
	EUR/CZK	06/20/12	423,233	2,401
	EUR/HUF	06/20/12	416,087	5,544
	EUR/PLN	06/20/12	841,172	4,759
	JPY/USD	06/20/12	837,368	3,368
	PLN/EUR	06/20/12	420,297	463
	TRY/USD	06/20/12	420,825	3,825
	USD/CLP	04/26/12	417,691	309
	USD/KRW	04/05/12	413,908	6,092
	ZAR/USD	06/20/12	446,537	3,457
Barclays Bank PLC	EUR/CZK	06/20/12	96,901	501
	EUR/USD	06/20/12	1,302,385	24,502
	RUB/USD	04/02/12	420,798	798
	TWD/USD	05/22/12	919,730	2,925
	USD/BRL	04/30/12	831,277	2,723
	USD/INR	04/19/12	1,059,662	7,338
	USD/KRW	04/05/12	417,100	900
	USD/KRW	04/17/12	1,354,895	13,610
	USD/ZAR	04/10/12	9,506,224	67,315
	USD/ZAR	06/20/12	829,543	6,457
	ZAR/USD	04/10/12	688,196	9,243
	ZAR/USD	06/20/12	417,411	411
BNP Paribas SA	EUR/USD	05/11/12	13,707,772	7,375
	USD/KRW	04/06/12	663,104	8,896
Citibank NA	CAD/AUD	06/20/12	190,960	3,106
	EUR/JPY	06/20/12	421,654	5,314
	EUR/NZD	06/20/12	416,773	4,858
	EUR/USD	06/20/12	722,951	8,132
	EUR/ZAR	06/20/12	414,082	7,549
	IDR/USD	04/18/12	415,128	1,345
	JPY/USD	06/20/12	2,357,905	13,922
	MYR/USD	06/21/12	838,232	4,232
	RUB/USD	04/09/12	423,437	3,437
	RUB/USD	04/16/12	420,132	2,132
	TRY/USD	06/20/12	420,445	3,445
	TWD/USD	04/30/12	1,250,457	1,457
	USD/AUD	06/20/12	406,534	6,593
	USD/BRL	04/20/12	413,631	3,369
	USD/JPY	06/20/12	6,750,171	94,763
	USD/KRW	04/05/12	833,610	2,390
	USD/KRW	04/16/12	415,068	1,932
	USD/MXN	05/25/12	4,207,337	12,247
	USD/RUB	04/02/12	420,798	5,953
	USD/RUB	04/23/12	416,893	1,107
Credit Suisse International (London)	CHF/USD	06/20/12	235,589	2,609
	EUR/CAD	06/20/12	364,116	5,463
	EUR/USD	06/20/12	902,589	5,903
	JPY/EUR	06/20/12	421,631	481

The accompanying notes are an integral part of these financial statements.          69

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
March 31, 2012

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

	Contracts to	Settlement	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Gain

Credit Suisse International (London) (continued)	RUB/USD	04/12/12	$483,981	$6,056
	USD/JPY	06/20/12	415,903	2,097
	USD/KRW	04/06/12	1,355,749	16,960
Deutsche Bank AG (London)	EUR/BGN	11/23/12	3,855,117	41,858
	EUR/CZK	06/20/12	424,267	2,701
	EUR/JPY	06/20/12	468,853	9,765
	EUR/USD	04/02/12	4,805,863	45,983
	GBP/USD	04/19/12	1,678,104	19,206
	GBP/USD	06/20/12	422,036	3,261
	INR/USD	04/23/12	420,431	3,431
	INR/USD	04/30/12	416,934	934
	KRW/USD	04/16/12	468,444	1,234
	NZD/USD	06/20/12	291,946	2,525
	PLN/EUR	06/20/12	420,297	1,051
	USD/CAD	04/27/12	22,129,626	232,612
	USD/INR	04/09/12	412,561	4,439
	USD/INR	04/23/12	415,884	2,116
	USD/KRW	04/16/12	417,021	979
	USD/KRW	04/18/12	3,709,385	40,615
	USD/KRW	04/26/12	474,720	295
	USD/MXN	06/20/12	874,894	9,106
	USD/ZAR	06/20/12	498,434	6,008
HSBC Bank PLC	CZK/EUR	06/20/12	737,855	1,787
	EUR/NOK	06/20/12	750,808	3,058
	EUR/USD	06/20/12	422,054	4,845
	ILS/USD	06/20/12	259,393	4,413
	NOK/EUR	06/20/12	418,963	2,502
	PLN/EUR	06/20/12	422,966	2,063
	RUB/USD	04/16/12	2,404,798	13,623
	TRY/USD	06/20/12	423,735	5,735
	USD/CAD	06/20/12	416,695	1,305
	USD/CLP	04/20/12	412,028	4,972
	USD/CNY	09/04/12	1,151,652	6,348
	USD/KRW	04/05/12	416,102	898
	USD/PHP	04/16/12	499,004	996
JPMorgan Securities, Inc.	AUD/USD	06/20/12	413,720	1,157
	CHF/USD	06/20/12	811,728	9,419
	EUR/AUD	06/20/12	429,605	11,253
	GBP/USD	06/20/12	423,635	7,103
	ILS/USD	06/20/12	421,245	3,245
	JPY/USD	06/20/12	846,267	11,267
	RUB/USD	04/12/12	1,363,349	11,288
	TRY/USD	06/20/12	734,811	10,811
	USD/BRL	04/02/12	394,177	25,823
	USD/NZD	06/20/12	749,890	5,049
Morgan Stanley Capital Services, Inc.	EUR/USD	06/20/12	698,200	11,777
	ILS/USD	06/20/12	1,409,638	33,147
	SGD/USD	06/20/12	421,719	1,719
	USD/CAD	06/20/12	365,956	2,044
	USD/KRW	04/05/12	499,034	966
	USD/ZAR	06/20/12	414,443	3,557

70          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

	Contracts to	Settlement	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Gain

Royal Bank of Canada	CAD/USD	06/20/12	$421,320	$1,320
	EUR/USD	06/20/12	486,855	5,930
	USD/AUD	04/13/12	6,661,025	233,797
	USD/BRL	04/12/12	416,893	107
	USD/CAD	06/20/12	1,242,039	8,961
Royal Bank of Scotland PLC	EUR/USD	06/20/12	760,538	9,805
	INR/USD	04/30/12	1,258,920	3,920
	JPY/AUD	06/20/12	410,640	7,513
	JPY/EUR	06/20/12	421,631	2,440
	JPY/USD	06/20/12	424,242	6,242
	NOK/EUR	06/20/12	2,525,784	9,395
	SEK/EUR	06/20/12	1,106,115	6,741
	TRY/USD	06/20/12	1,271,776	17,776
	USD/CAD	06/20/12	415,834	3,166
State Street Bank	CAD/USD	06/20/12	837,831	1,831
	CHF/AUD	06/20/12	488,662	18,364
	EUR/CHF	06/20/12	832,537	51
	EUR/USD	06/20/12	482,906	2,552
	ILS/USD	06/20/12	253,434	2,434
	JPY/USD	06/20/12	842,183	7,183
	KRW/USD	04/18/12	1,326,510	4,481
	MXN/USD	06/20/12	425,074	5,074
	USD/JPY	06/20/12	2,119,461	3,382
	USD/MXN	06/20/12	1,742,626	11,374
UBS AG (London)	EUR/CZK	06/20/12	76,398	990
	EUR/PLN	06/20/12	422,512	454
	EUR/USD	06/20/12	412,973	5,326
	JPY/USD	06/20/12	844,779	8,779
	NOK/EUR	06/20/12	421,631	1,144
	RUB/USD	04/09/12	850,279	12,279
	RUB/USD	04/16/12	417,425	425
	RUB/USD	04/26/12	589,129	331
	RUB/USD	04/27/12	576,934	3,934
	SEK/NZD	06/20/12	331,385	8,911
	SEK/USD	06/20/12	516,762	16,362
	SGD/USD	06/20/12	4,677,200	21,074
	USD/AUD	06/20/12	258,703	5,343
	USD/BRL	04/02/12	414,959	3,041
	USD/BRL	04/16/12	412,264	483
	USD/JPY	04/17/12	139,073,006	2,255,226
	USD/JPY	06/20/12	414,596	6,470
	USD/RUB	04/23/12	417,852	148
Westpac Banking Corp.	JPY/USD	06/20/12	419,643	1,643
	USD/AUD	06/20/12	1,638,455	13,405

TOTAL				$3,787,235

The accompanying notes are an integral part of these financial statements.          71

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
March 31, 2012

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

	Contracts to	Settlement	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

Bank of America Securities LLC	CNY/USD	09/04/12	$835,725	$(2,275)
	JPY/USD	04/17/12	1,352,400	(19,174)
	JPY/USD	06/20/12	412,366	(3,634)
	KRW/USD	04/02/12	468,820	(2,180)
	PLN/EUR	06/20/12	593,753	(2,241)
	USD/CZK	06/20/12	3,500,985	(61,550)
	USD/TRY	06/20/12	1,157,583	(16,583)
Barclays Bank PLC	BRL/USD	04/12/12	405,616	(13,384)
	BRL/USD	04/20/12	414,737	(3,263)
	CNY/USD	06/04/12	1,674,234	(7,766)
	CZK/EUR	06/20/12	421,631	(2,209)
	KRW/USD	04/06/12	1,355,749	(13,902)
	MYR/USD	06/21/12	1,413,077	(2,575)
	PHP/USD	04/16/12	499,004	(124)
	RUB/USD	04/27/12	412,500	(4,500)
	USD/EUR	06/20/12	1,191,509	(15,117)
	USD/HUF	06/20/12	1,662,208	(46,068)
	USD/ILS	06/20/12	418,587	(1,937)
	USD/JPY	06/20/12	418,445	(445)
	USD/KRW	04/26/12	419,472	(1,472)
	USD/PHP	04/02/12	475,260	(232)
	USD/SGD	06/20/12	418,896	(1,896)
	USD/TWD	05/22/12	919,730	(4,566)
	USD/ZAR	06/20/12	409,863	(1,895)
	ZAR/USD	06/20/12	413,758	(3,242)
BNP Paribas SA	USD/HUF	06/20/12	423,097	(5,097)
Citibank NA	AUD/USD	06/20/12	820,254	(6,050)
	BRL/USD	04/30/12	413,257	(3,743)
	CAD/USD	06/20/12	414,671	(2,329)
	JPY/EUR	06/20/12	897,163	(22,166)
	JPY/USD	06/20/12	415,205	(2,795)
	RUB/USD	04/23/12	419,494	(5,992)
	USD/EUR	06/20/12	424,300	(6,690)
	USD/GBP	06/20/12	420,437	(3,593)
	USD/MXN	06/20/12	419,919	(1,919)
	USD/NZD	06/20/12	499,927	(2,642)
	USD/PHP	04/02/12	502,237	(1,237)
	USD/RUB	04/09/12	423,449	(5,449)
	USD/RUB	04/12/12	425,806	(6,806)
	USD/SGD	06/20/12	419,591	(1,591)
	USD/TRY	06/20/12	422,502	(7,591)
Credit Suisse International (London)	BRL/USD	04/16/12	420,218	(952)
	BRL/USD	04/30/12	414,164	(2,836)
	EUR/USD	04/02/12	3,954,958	(29,784)
	MXN/USD	06/20/12	8,071,538	(66,038)
	USD/BRL	04/13/12	417,139	(139)
	USD/EUR	04/02/12	106,958	(118)
	USD/EUR	06/20/12	1,295,714	(21,642)
	USD/GBP	06/20/12	423,635	(6,703)
	USD/RUB	04/16/12	836,729	(2,729)
	USD/SGD	06/20/12	756,100	(3,100)
Deutsche Bank AG (London)	BGN/EUR	11/23/12	657,174	(8,910)
	BRL/USD	04/02/12	397,536	(23,464)

72          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

	Contracts to	Settlement	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

Deutsche Bank AG (London) (continued)	CHF/NZD	06/20/12	$420,948	$(811)
	CNY/USD	09/04/12	7,932,732	(49,435)
	JPY/CAD	06/20/12	418,351	(3,845)
	MXN/USD	06/20/12	412,773	(5,227)
	RUB/USD	04/23/12	419,540	(2,055)
	TWD/USD	04/16/12	835,779	(221)
	USD/BRL	04/02/12	419,308	(1,308)
	USD/BRL	05/02/12	418,093	(2,093)
	USD/EUR	04/02/12	3,290,334	(18,999)
	USD/ILS	06/20/12	1,422,665	(13,730)
	USD/INR	04/30/12	1,258,797	(3,797)
	USD/KRW	04/02/12	468,820	(1,096)
	USD/KRW	04/26/12	1,338,419	(819)
	USD/MXN	06/20/12	419,183	(1,183)
	USD/PLN	06/20/12	3,064,054	(28,678)
	USD/RUB	04/12/12	475,965	(1,804)
	USD/SEK	04/27/12	5,691,346	(67,308)
	USD/SGD	06/20/12	420,243	(2,243)
	USD/TRY	06/20/12	416,731	(731)
HSBC Bank PLC	BRL/USD	04/02/12	911,288	(52,612)
	BRL/USD	04/16/12	834,566	(1,434)
	CNH/USD	04/27/12	83,973	(27)
	CZK/EUR	06/20/12	421,631	(1,539)
	EUR/CZK	06/20/12	427,034	(1,400)
	INR/USD	04/19/12	1,059,662	(6,744)
	MXN/USD	06/20/12	1,238,982	(12,018)
	PHP/USD	04/02/12	558,596	(2,404)
	USD/EUR	05/11/12	268,955,718	(1,137,482)
	USD/EUR	06/20/12	1,301,827	(18,696)
	USD/ILS	06/20/12	502,459	(2,459)
	USD/KRW	04/27/12	418,692	(692)
	USD/NOK	06/20/12	1,383,952	(12,952)
	USD/PLN	06/20/12	426,379	(6,379)
	USD/TRY	04/25/12	416,567	(567)
	USD/TRY	06/20/12	846,912	(11,912)
	ZAR/EUR	06/20/12	418,963	(1,340)
JPMorgan Securities, Inc.	AUD/USD	06/20/12	241,251	(2,460)
	INR/USD	04/09/12	417,298	(2,702)
	JPY/USD	06/20/12	413,017	(5,983)
	NOK/EUR	06/20/12	417,628	(305)
	USD/CHF	06/20/12	421,943	(4,943)
	USD/EUR	06/20/12	423,328	(5,752)
	USD/GBP	04/19/12	53,326,111	(946,770)
	USD/GBP	06/20/12	592,882	(8,952)
	USD/JPY	06/20/12	833,202	(202)
	USD/RUB	04/16/12	420,829	(3,829)
	USD/SGD	06/20/12	1,263,562	(9,562)
	USD/ZAR	06/20/12	442,332	(299)
Morgan Stanley Capital Services, Inc.	BRL/USD	04/16/12	413,518	(4,482)
	EUR/SEK	06/20/12	2,375,363	(17,652)
	KRW/USD	04/05/12	3,907,254	(54,315)
	MYR/USD	06/21/12	1,718,013	(21,146)
	USD/BRL	04/13/12	417,481	(481)

The accompanying notes are an integral part of these financial statements.          73

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
March 31, 2012

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

	Contracts to	Settlement	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

Morgan Stanley Capital Services, Inc. (continued)	USD/BRL	04/16/12	$418,879	$(1,879)
	USD/IDR	04/18/12	419,038	(2,038)
	USD/RUB	04/16/12	418,418	(1,418)
	ZAR/USD	06/20/12	498,154	(6,288)
Royal Bank of Canada	CAD/EUR	06/20/12	416,294	(333)
	CAD/USD	06/20/12	6,123,977	(35,697)
	GBP/EUR	06/20/12	424,300	(2,680)
	KRW/USD	04/06/12	514,155	(4,671)
	USD/BRL	04/02/12	838,778	(4,778)
	USD/EUR	06/20/12	6,776,789	(112,425)
Royal Bank of Scotland PLC	AUD/CAD	06/20/12	409,782	(168)
	AUD/USD	06/20/12	406,534	(6,919)
	CLP/USD	04/26/12	415,118	(1,882)
	USD/CNY	09/04/12	1,673,013	(1,013)
	USD/EUR	06/20/12	760,538	(9,212)
	USD/JPY	06/20/12	422,306	(4,306)
	USD/TRY	06/20/12	424,149	(6,149)
Standard Chartered Bank	NZD/USD	06/20/12	2,580,241	(45,180)
	USD/JPY	06/20/12	422,004	(3,004)
State Street Bank	AUD/USD	06/20/12	556,711	(7,410)
	JPY/USD	06/20/12	413,480	(2,520)
	MXN/USD	06/20/12	826,148	(7,852)
	USD/CHF	06/20/12	2,536,889	(31,889)
	USD/EUR	06/20/12	830,390	(16,732)
	USD/GBP	06/20/12	423,635	(4,311)
	USD/KRW	04/05/12	1,327,499	(4,156)
	USD/MXN	06/20/12	418,649	(1,649)
	ZAR/USD	06/20/12	413,645	(3,355)
UBS AG (London)	AUD/JPY	06/20/12	414,533	(813)
	BRL/USD	04/02/12	792,174	(48,826)
	BRL/USD	04/09/12	402,802	(16,198)
	BRL/USD	04/12/12	405,387	(13,613)
	BRL/USD	04/13/12	814,590	(21,410)
	BRL/USD	04/30/12	412,916	(4,084)
	CAD/USD	06/20/12	245,279	(721)
	NOK/USD	06/20/12	2,320,803	(23,105)
	PHP/USD	04/02/12	418,902	(2,098)
	USD/BRL	04/16/12	1,673,603	(6,603)
	USD/CHF	06/20/12	396,391	(5,214)
	USD/GBP	06/20/12	433,100	(8,537)
	USD/JPY	06/20/12	817,573	(573)
	USD/PLN	04/11/12	2,427,833	(64,918)
	USD/RUB	04/12/12	838,146	(4,146)
Westpac Banking Corp.	AUD/USD	06/20/12	1,637,428	(14,008)
	NZD/USD	06/20/12	639,971	(10,641)
	USD/DKK	05/22/12	2,816,261	(14,444)
	USD/EUR	04/02/12	274,272,182	(1,820,169)
	USD/NZD	06/20/12	416,063	(1,426)

TOTAL				$(5,461,671)

74          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2012, the Fund had the following futures contracts:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Australia 10 Year Treasury Bonds	11	June 2012	$1,322,689	$(2,589)
Japan 10 Year Government Bond	(11)	June 2012	(18,872,901)	54,435
U.K. Life Long Gilt	(15)	June 2012	(2,747,383)	10,997
Ultra Long U.S. Treasury Bonds	46	June 2012	6,944,563	(345,107)
2 Year German Euro-Schatz	(70)	June 2012	(10,300,763)	4,070
5 Year German Euro-Bobl	(103)	June 2012	(17,049,123)	10,517
10 Year German Euro-Bund	77	June 2012	14,222,213	157,406
2 Year U.S. Treasury Notes	122	June 2012	26,857,156	(21,170)
5 Year U.S. Treasury Notes	287	June 2012	35,168,711	(33,845)
10 Year U.S. Treasury Notes	(115)	June 2012	(14,890,703)	(25,049)
30 Year U.S. Treasury Bonds	141	June 2012	19,422,750	217,857

TOTAL				$27,522

SWAP CONTRACTS — At March 31, 2012, the Fund had the following swap contracts:

INTEREST RATE SWAP CONTRACTS

							Market Value
		Notional			Rates Exchanged		Upfront
		Amount		Termination	Payments	Payments	Payments	Unrealized
Counterparty		(000s)		Date	Received	Made	Made (Received)	Gain (Loss)

Barclays Bank PLC	EUR	5,660	(a)	12/20/14	6 month EURO	1.375%	$—	$(26,473)
		5,320	(a)	12/27/14	6 month EURO	1.448	—	(34,171)
		10,380	(a)	01/28/15	6 month EURO	1.270	—	(11,193)
	JPY	821,000	(a)	06/20/17	0.500%	6 month JYOR	(13,998)	8,023
		$100	(a)	06/20/19	2.000	3 month LIBOR	401	445
	EUR	6,070	(a)	12/20/19	2.362	6 month EURO	—	115,027
		5,710	(a)	12/27/19	2.430	6 month EURO	—	138,732
		11,090	(a)	01/28/20	2.350	6 month EURO	—	164,369
		$5,160	(a)	03/28/21	3.230	3 month LIBOR	—	17,399
	GBP	6,530	(a)	03/29/27	6 month BP	4.014	—	8,918
	EUR	2,360	(a)	12/20/27	6 month EURO	2.780	—	(28,286)
		2,230	(a)	12/27/27	6 month EURO	2.868	—	(58,435)
		4,350	(a)	01/28/28	6 month EURO	2.876	—	(108,826)
		$2,060	(a)	03/28/31	3 month LIBOR	3.580	—	(7,397)
	GBP	1,640	(a)	03/29/52	3.788	6 month BP	—	(8,284)
Citibank NA	KRW	8,068,285		07/15/14	3.905	3 month KWCDC	—	62,059
	GBP	2,140	(a)	06/20/17	6 month BP	2.000	(44,380)	(11,975)
	EUR	7,520	(a)	01/31/19	2.330	6 month EURO	—	54,675
		6,350	(a)	02/03/19	2.275	6 month EURO	—	22,384
		$15,530	(a)	03/21/21	3.250	3 month LIBOR	—	70,755
	GBP	8,680	(a)	02/23/27	6 month BP	3.905	—	65,598
	EUR	2,950	(a)	01/31/29	6 month EURO	2.940	—	(30,268)
		2,460	(a)	02/03/29	6 month EURO	2.880	—	(101)
		$6,190	(a)	03/21/31	3 month LIBOR	3.610	—	(44,778)
	EUR	2,100	(a)	06/20/42	3.000	6 month EURO	220,603	32,385
	GBP	2,160	(a)	02/23/52	3.668	6 month BP	—	(70,004)

The accompanying notes are an integral part of these financial statements.          75

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
March 31, 2012

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAP CONTRACTS (continued)

							Market Value
		Notional			Rates Exchanged		Upfront
		Amount		Termination	Payments	Payments	Payments	Unrealized
Counterparty		(000s)		Date	Received	Made	Made (Received)	Gain (Loss)

Credit Suisse First Boston Corp.		$9,020	(a)	06/20/14	1.000%	3 month LIBOR	$42,051	$24,505
	EUR	21,375	(a)	06/20/17	6 month EURO	2.250%	(346,445)	(487,371)
		$32,780	(a)	06/20/22	3 month LIBOR	2.500	(479,240)	73,164
		13,570	(a)	05/15/38	2.750	3 month LIBOR	(740,932)	1,076
		13,570	(a)	05/15/38	3 month LIBOR	2.750	(9,351)	749,208
		650	(a)	06/20/42	2.750	3 month LIBOR	3,492	(46,618)
JPMorgan Securities, Inc.		2,200	(a)	06/20/22	2.500	3 month LIBOR	66,557	(39,304)
Morgan Stanley Capital Services, Inc.	EUR	8,220	(a)	12/21/14	6 month EURO	1.370	—	(37,204)
		8,790	(a)	12/21/19	2.354	6 month EURO	—	159,381
		3,420	(a)	12/21/27	6 month EURO	2.770	—	(35,027)
Royal Bank of Canada	CAD	6,800	(a)	09/27/17	6 month CDOR	1.921	—	29,262
		9,100	(a)	09/27/22	2.697	6 month CDOR	—	(467)
		2,400	(a)	09/27/42	6 month CDOR	2.882	—	66,831
Royal Bank of Scotland PLC	EUR	8,080	(a)	12/20/14	6 month EURO	1.375	—	(37,791)
		8,670	(a)	12/20/19	2.358	6 month EURO	—	160,819
		3,380	(a)	12/20/27	6 month EURO	2.775	—	(37,683)
UBS AG (London)	CHF	5,400		01/06/17	2.105	6 month CHFOR	—	492,257
	GBP	5,830	(a)	02/09/27	6 month BP	3.969	—	22,906
		1,450	(a)	02/09/52	3.730	6 month BP	—	(26,962)

TOTAL							$(1,301,242)	$1,351,560

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2012.

76          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CREDIT DEFAULT SWAP CONTRACTS

					Credit	Market Value
		Notional	Rates		Spread at	Upfront
	Referenced	Amount	Received	Termination	March 31,	Payments	Unrealized
Counterparty	Obligation	(000s)	(Paid)	Date	2012(b)	Made (Received)	Gain (Loss)

Protection Purchased:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	$16,650	(1.000)%	06/20/14	0.475%	$(135,928)	$(63,723)
Barclays Bank PLC	iTraxx SovX Western Europe Index 7	1,800	(1.000)	06/20/17	2.690	141,099	(1,613)
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	28,700	(1.000)	06/20/14	0.475	(218,376)	(125,766)

Protection Sold:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	5,400	1.000	06/20/16	0.820	6,505	35,065
Credit Suisse International (London)	CDX North America Investment Grade Index 18	22,600	1.000	06/20/17	0.915	103,645	(738)
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	24,050	1.000	06/20/16	0.820	27,694	157,449

TOTAL						$(75,361)	$674

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

WRITTEN OPTIONS CONTRACTS — At March 31, 2012, the Fund had the following written options:

CURRENCY OPTION CONTRACTS:

Notional
		Amount	Expiration	Strike	Market	Premiums
Counterparty	Description	(000s)	Date	Price	Value	Received

Royal Bank of	Call USD 1,720,000
Scotland PLC	Put JPY 142,760,000	$1,720	04/13/12	83.000	$(12,869)	$(15,394)

WRITTEN OPTIONS CONTRACTS — For the year ended March 31, 2012, the Fund had the following written options activity:

	Notional
	Amount	Premiums
	(000s)	Received

Contracts Outstanding March 31, 2011	$31,000	$329,762

Contracts Written	481,496	9,295,284
Contracts Bought to Close	(401,805)	(8,608,111)
Contracts Expired	(108,971)	(1,001,541)

Contracts Outstanding March 31, 2012	$1,720	$15,394

The accompanying notes are an integral part of these financial statements.          77

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments
March 31, 2012

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – 15.4%
Automotive – 0.3%
Ford Motor Co.
	$5,500,000	7.450%		07/16/31	$6,723,750

Banks – 4.5%
Bank of Montreal(a)
	4,000,000	1.950		01/30/17	4,043,908
Bank of Nova Scotia(a)
	7,900,000	1.050		03/20/15	7,904,543
	3,500,000	1.750		03/22/17	3,510,360
Bank of Scotland PLC(a)
	5,100,000	5.250		02/21/17	5,541,109
Caisse Centrale Desjardins du Quebec(a)
	3,900,000	1.600		03/06/17	3,863,933
Canadian Imperial Bank of Commerce(a)
	8,700,000	1.500		12/12/14	8,859,784
Citigroup Capital XXI(b)(c)
	8,250,000	8.300		12/21/57	8,322,187
HSBC Capital Funding LP(b)(c)
EUR	4,200,000	5.369		03/24/49	5,125,408
National City Preferred Capital Trust I(b)(c)
	$7,850,000	12.000		12/10/49	8,360,564
Regions Bank
	7,025,000	7.500		05/15/18	7,955,813
Sparebank 1 Boligkreditt AS(a)
	8,700,000	2.300		06/30/17	8,670,420
Toronto-Dominion Bank(a)
	6,000,000	1.500		03/13/17	5,936,070
UBS AG(a)
	3,800,000	2.250		03/30/17	3,789,537
US Bank NA(b)(c)
EUR	3,150,000	1.129		02/28/17	3,886,067

					85,769,703

Chemicals(a)(b) – 0.3%
LyondellBasell Industries NV
	$5,900,000	5.750		04/15/24	5,890,934

Electric(b)(c) – 0.1%
Puget Sound Energy, Inc.
	2,000,000	6.974		06/01/67	2,055,000

Energy(b) – 1.6%
Newfield Exploration Co.
	1,721,000	6.625		04/15/16	1,761,874
	1,550,000	7.125		05/15/18	1,631,375
	2,050,000	6.875		02/01/20	2,147,375
Plains Exploration & Production Co.
	1,100,000	7.625		06/01/18	1,168,750
SandRidge Energy, Inc.
	7,000,000	7.500		03/15/21	6,895,000
Transocean, Inc.
	8,575,000	6.375		12/15/21	9,648,315
Trinidad Drilling Ltd.(a)
	7,175,000	7.875		01/15/19	7,636,301

					30,888,990

Environmental(b) – 0.1%
Casella Waste Systems, Inc.
	2,100,000	11.000		07/15/14	2,262,750

Gaming(b) – 0.5%
MGM Resorts International
	3,100,000	8.625	(a)	02/01/19	3,348,000
	5,800,000	7.750		03/15/22	5,901,500

					9,249,500

Health Care – Services(b) – 0.7%
Community Health Systems, Inc.
	3,054,000	8.875		07/15/15	3,168,525
Fresenius Medical Care US Finance, Inc.(a)
	7,050,000	5.750		02/15/21	7,243,875
Tenet Healthcare Corp.(a)
	3,725,000	6.250		11/01/18	3,855,375

					14,267,775

Lodging(a)(b) – 0.2%
Host Hotels & Resorts LP
	4,300,000	5.250		03/15/22	4,278,500

Media – Cable(b) – 0.3%
CCO Holdings LLC/CCO Holdings Capital Corp.
	6,325,000	7.000		01/15/19	6,688,687

Metals & Mining(b) – 0.5%
ArcelorMittal
	3,550,000	4.500		02/25/17	3,560,388
Calcipar SA(a)
	5,692,000	6.875		05/01/18	5,809,793

					9,370,181

Noncaptive – Financial(b) – 0.2%
GEO Maquinaria
	3,658,375	9.625	(a)	05/02/21	3,493,748
	721,788	9.625		05/02/21	678,841

					4,172,589

Packaging(a)(b) – 0.5%
Reynolds Group Holdings Ltd.
	1,500,000	9.875		08/15/19	1,533,750
	8,350,000	8.250		02/15/21	7,828,125

					9,361,875

Paper(a)(b) – 0.1%
PE Paper Escrow GmbH
	2,224,000	12.000		08/01/14	2,418,600

Pipelines(b) – 1.2%
Carrizo Oil & Gas, Inc.(d)
	117,000	4.375		06/01/28	116,090
Enterprise Products Operating LLC(c)
	3,875,000	8.375		08/01/66	4,218,906
	3,175,000	7.034		01/15/68	3,413,125
Regency Energy Partners LP
	1,700,000	9.375		06/01/16	1,861,500
	5,000,000	6.500		07/15/21	5,262,500

78          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – (continued)
Pipelines(b) – (continued)

Southern Union Co.(c)
$8,775,000	3.564%	11/01/66	$7,678,125

			22,550,246

Property/Casualty Insurance(a)(b)(c) – 0.7%
Mitsui Sumitomo Insurance Co. Ltd.
2,650,000	7.000	03/15/72	2,684,332
ZFS Finance USA Trust IV
11,446,000	5.875	05/09/32	11,431,693

			14,116,025

Retailers(b) – 0.2%
Burlington Coat Factory Warehouse Corp.
3,075,000	10.000	02/15/19	3,182,625

Services Cyclical – Business Services(b) – 0.7%
ACCO Brands Corp.
3,470,000	10.625	03/15/15	3,782,300
Equinix, Inc.
8,050,000	7.000	07/15/21	8,834,875

			12,617,175

Services Cyclical – Rental Equipment(a)(b) – 0.3%
RSC Equipment Rental/RSC Holdings Inc.
5,115,000	10.000	07/15/17	5,920,613

Technology(b) – 0.6%
Fidelity National Information Services, Inc.
9,650,000	7.625	07/15/17	10,566,750

Wireless Telecommunications(b) – 1.0%
Intelsat Luxembourg SA(e)
675,000	11.500	02/04/17	702,000
3,175,000	11.500 (a)	02/04/17	3,270,250
Nextel Communications, Inc.
5,545,000	5.950	03/15/14	5,551,931
Sprint Nextel Corp.(a)
5,500,000	9.000	11/15/18	6,036,250
2,750,000	11.500	11/15/21	2,963,125

			18,523,556

Wirelines Telecommunications(b) – 0.8%
Frontier Communications Corp.
8,725,000	8.250	04/15/17	9,379,375
Windstream Corp.
5,000,000	7.750	10/01/21	5,375,000

			14,754,375

TOTAL CORPORATE OBLIGATIONS
(Cost $290,961,439)			$295,630,199

Mortgage-Backed Obligations – 39.3%
Adjustable Rate Non-Agency(c) – 12.3%
American Home Mortgage Assets Series 2007-2, Class A1
$2,524,279	0.367%	03/25/47	$1,408,122
Bear Stearns Mortgage Funding Trust Series 2006-AR1, Class 2A1
1,402,468	0.462	08/25/36	737,419
Bear Stearns Mortgage Funding Trust Series 2007-AR4, Class 1A1
6,133,330	0.442	09/25/47	3,977,824
Countrywide Alternative Loan Trust Series 2005-61, Class 1A1
1,035,705	0.502	12/25/35	747,731
Countrywide Alternative Loan Trust Series 2005-76, Class 1A1
3,287,786	1.639	01/25/36	2,379,616
Countrywide Alternative Loan Trust Series 2005-81, Class A1
11,536,253	0.522	02/25/37	6,435,829
Countrywide Alternative Loan Trust Series 2005-9CB, Class 1A5
2,162,448	0.742	05/25/35	1,598,311
Countrywide Alternative Loan Trust Series 2007-OA11, Class A1A
2,535,138	1.539	11/25/47	1,410,678
Countrywide Alternative Loan Trust Series 2007-OA2, Class 2A1
15,775,683	0.372	03/25/47	7,329,292
Deutsche Alt-A Securities, Inc. Alternate Loan Trust Series 2006-OA1, Class A1
676,733	0.442	02/25/47	412,548
Downey Savings & Loan Association Mortgage Loan Trust Series 2006-AR2, Class 2A1A
27,466,841	0.442	10/19/36	16,573,445
Harborview Mortgage Loan Trust Series 2005-09, Class 2A1A
1,531,567	0.582	06/20/35	1,245,918
Harborview Mortgage Loan Trust Series 2006-09, Class 2A1A
6,142,642	0.452	11/19/36	3,941,799
Harborview Mortgage Loan Trust Series 2006-14, Class 2A1A
5,729,296	0.392	01/25/47	3,259,023
Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1
1,598,664	2.501	08/25/35	1,094,584
Indymac Index Mortgage Loan Trust Series 2005-AR15, Class A1
1,331,928	4.848	09/25/35	1,005,640
Indymac Index Mortgage Loan Trust Series 2005-AR23, Class 6A1
8,519,365	5.051	11/25/35	6,377,560
Indymac Index Mortgage Loan Trust Series 2006-AR2, Class 1A1A
6,524,504	0.462	04/25/46	3,655,802
Indymac Index Mortgage Loan Trust Series 2006-AR41, Class A3
12,074,791	0.422	02/25/37	5,122,009
Indymac Index Mortgage Loan Trust Series 2007-FLX4, Class 2A1
10,393,359	0.422	07/25/37	6,998,236
Lehman XS Trust Series 2006-GP1, Class A2A
6,167,400	0.412	05/25/46	5,258,919
Lehman XS Trust Series 2007-15N, Class 4A1
13,894,049	1.142	08/25/47	8,386,801
Lehman XS Trust Series 2007-16N, Class 2A2
682,178	1.092	09/25/47	432,392

The accompanying notes are an integral part of these financial statements.          79

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(c) – (continued)

Lehman XS Trust Series 2007-7N, Class 1A1A
$31,328,757	0.462%	06/25/47	$18,388,583
Luminent Mortgage Trust Series 2006-6, Class A1
11,924,916	0.442	10/25/46	7,790,553
Luminent Mortgage Trust Series 2006-7, Class 2A1
14,366,759	0.412	12/25/36	8,177,980
Luminent Mortgage Trust Series 2007-2, Class 2A1
3,176,182	0.472	05/25/37	1,555,451
Master Adjustable Rate Mortgages Trust Series 2007-2, Class A1
7,332,320	0.392	03/25/47	4,981,762
Master Adjustable Rate Mortgages Trust Series 2007-3, Class 12A1
2,487,397	0.442	05/25/47	1,356,884
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
8,585,598	1.159	01/25/46	4,290,635
Residential Accredit Loans, Inc. Series 2006-QO10, Class A1
8,651,789	0.402	01/25/37	5,024,847
Residential Accredit Loans, Inc. Series 2007-QH2, Class A1
701,538	0.382	03/25/37	403,614
Residential Accredit Loans, Inc. Series 2007-QH9, Class A1
14,876,047	6.452	11/25/37	6,768,367
Residential Accredit Loans, Inc. Series 2007-QO3, Class A1
21,514,441	0.402	03/25/47	12,498,187
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A1
10,428,500	3.005	09/25/35	7,777,613
Structured Adjustable Rate Mortgage Loan Trust Series 2006-04, Class 5A1
9,552,671	5.433	05/25/36	7,657,237
Structured Asset Mortgage Investments, Inc. Series 2005-AR7, Class 5A1
2,192,193	1.642	03/25/46	1,230,254
Structured Asset Mortgage Investments, Inc. Series 2006-AR6, Class 1A3
767,754	0.432	07/25/46	353,715
Structured Asset Mortgage Investments, Inc. Series 2006-AR7, Class A1A
813,951	0.452	08/25/36	464,250
Structured Asset Mortgage Investments, Inc. Series 2006-AR8, Class A1A
6,531,738	0.442	10/25/36	3,785,546
Structured Asset Mortgage Investments, Inc. Series 2007-AR7, Class 1A1
2,406,363	1.092	05/25/47	1,333,036
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-AR4, Class DA
4,734,485	1.128	06/25/46	2,071,041
Washington Mutual Mortgage Pass Through Certificates Series 2005-AR12, Class 1A6
8,175,000	2.466	10/25/35	6,314,797
Washington Mutual Mortgage Pass Through Certificates Series 2005-AR9, Class A1A
2,065,950	0.562	07/25/45	1,655,373
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR11, Class A1A
3,368,370	0.562	08/25/45	2,754,452
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR19, Class A1A1
877,803	0.512	12/25/45	688,456
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR6, Class 2A1A
806,755	0.472	04/25/45	640,099
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR8, Class 1A1A
556,411	0.512	07/25/45	438,585
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR8, Class 2A1A
2,024,603	0.532	07/25/45	1,597,123
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR11, Class 3A1A
5,632,983	1.079	09/25/46	2,887,425
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR15, Class 1A
6,749,872	0.999	11/25/46	4,092,395
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR17, Class 1A
12,440,749	0.979	12/25/46	7,588,996
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR4, Class 1A1A
12,756,584	1.099	05/25/46	9,816,473
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR5, Class 4A
2,493,809	1.148	06/25/46	1,081,353
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA2, Class 2A
13,620,413	0.858	01/25/47	5,613,975
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA4, Class 1A
8,539,235	0.929	05/25/47	5,125,149

			235,993,704

Collateralized Mortgage Obligations – 12.1%
Regular Floater(c) – 4.9%
Countrywide Alternative Loan Trust Series 2005-64CB, Class 1A12
2,525,540	1.042	12/25/35	1,576,163
FHLMC Series 3084 Class FN
6,756,306	0.742	12/15/34	6,790,171
FHLMC Series 3231 Class FB
3,520,258	0.592	10/15/36	3,514,167
FHLMC Series 3314 Class FC
3,206,903	0.642	12/15/36	3,206,020
FHLMC Series 3371, Class FA
2,435,129	0.842	09/15/37	2,450,101
FHLMC Series 3545 Class FA
7,160,218	1.092	06/15/39	7,243,553
FHLMC Series 3826 Class BF
5,798,691	0.652	03/15/41	5,801,302
FHLMC Series 3827 Class KF
2,072,403	0.612	03/15/41	2,071,269
FHLMC Series 3830 Class FD
2,074,456	0.602	03/15/41	2,072,671

80          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Regular Floater(c) – (continued)

FHLMC Series 3839 Class FA
	$1,900,875	0.672%	04/15/41	$1,902,707
FHLMC Series 3850 Class FD
	1,894,047	0.672	04/15/41	1,896,029
FNMA Series 2005-102, Class DF
	9,481,516	0.542	11/25/35	9,439,141
FNMA Series 2006-79, Class PF
	5,209,976	0.642	08/25/36	5,209,990
FNMA Series 2007-75, Class VF
	1,428,461	0.692	08/25/37	1,430,724
FNMA Series 2007-91, Class FB
	4,265,188	0.842	10/25/37	4,290,427
FNMA Series 2009-84, Class WF
	2,522,687	1.342	10/25/39	2,572,397
FNMA Series 2010-89, Class CF
	12,238,974	0.692	02/25/38	12,264,019
Granite Mortgages PLC Series 2003-2, Class 3A
GBP	3,719,306	1.570	07/20/43	5,755,690
Granite Mortgages PLC Series 2003-3, Class 2A
EUR	272,702	1.584	01/20/44	352,792
Granite Mortgages PLC Series 2004-2, Class 3A
GBP	1,957,576	1.356	06/20/44	3,029,383
Granite Mortgages PLC Series 2004-3, Class 2A2
EUR	102,177	1.133	09/20/44	132,186
Granite Mortgages PLC Series 2004-3, Class 3A1
GBP	1,811,378	1.396	09/20/44	2,803,139
Silverstone Master Issuer Series 2012-1A, Class 2A1(a)
	$7,500,000	1.892	01/21/55	7,534,646

				93,338,687

Sequential Fixed Rate – 7.0%
Banc of America Funding Corp. Series 2007-8, Class 2A1
	4,261,966	7.000	10/25/37	2,769,659
BCAP LLC Trust Series 2007-AA2, Class 2A7
	3,714,812	6.000	04/25/37	2,581,440
Citicorp Mortgage Securities, Inc. Series 2007-4, Class 2A1
	723,462	5.500	05/25/22	705,764
Citimortgage Alternative Loan Trust Series 2007-A1, Class 1A7
	2,526,570	6.000	01/25/37	1,695,159
Citimortgage Alternative Loan Trust Series 2007-A4, Class 1A5
	9,267,799	5.750	04/25/37	6,551,892
Countrywide Alternative Loan Trust Series 2005-77T1, Class 1A2
	5,378,470	6.000	02/25/36	3,844,274
Countrywide Alternative Loan Trust Series 2007-06, Class A4
	1,710,279	5.750	04/25/47	1,040,222
Countrywide Alternative Loan Trust Series 2007-16CB, Class 4A7
	1,846,634	6.000	08/25/37	1,403,978
Countrywide Alternative Loan Trust Series 2007-18CB, Class 2A25
	1,063,233	6.000	08/25/37	754,162
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-1, Class A4
	14,631,167	6.000	03/25/37	11,789,414
Credit Suisse Mortgage Capital Certificates Trust Series 2006-8, Class 4A1
	899,575	6.500	10/25/21	713,481
FHLMC Multifamily Structured Pass-Through Certificates Series K703, Class A2
	7,000,000	2.699	05/25/18	7,251,546
JPMorgan Alternative Loan Trust Series 2008-R2, Class A1(a)
	16,658,105	6.000	11/25/36	10,582,611
Morgan Stanley Mortgage Loan Trust Series 2005-4, Class 1A
	3,250,139	5.000	08/25/35	3,110,579
Morgan Stanley Mortgage Loan Trust Series 2006-2, Class 1A
	8,688,990	5.250	02/25/21	7,871,105
Morgan Stanley Mortgage Loan Trust Series 2006-2, Class 2A3
	10,758,609	5.750	02/25/36	9,037,232
Residential Accredit Loans, Inc. Series 2006-QS12, Class 1A1
	9,846,625	6.500	09/25/36	5,927,668
Residential Accredit Loans, Inc. Series 2006-QS2, Class 1A9
	1,382,926	5.500	02/25/36	913,400
Residential Accredit Loans, Inc. Series 2006-QS4, Class A9
	7,313,195	6.000	04/25/36	4,945,631
Residential Accredit Loans, Inc. Series 2006-QS6, Class 1A13
	2,354,260	6.000	06/25/36	1,500,300
Residential Accredit Loans, Inc. Series 2006-QS7, Class A1
	1,448,465	6.000	06/25/36	964,839
Residential Accredit Loans, Inc. Series 2006-QS8, Class A1
	5,562,286	6.000	08/25/36	3,638,847
Residential Accredit Loans, Inc. Series 2006-QS8, Class A3
	4,318,082	6.000	08/25/36	2,845,678
Residential Accredit Loans, Inc. Series 2006-QS9, Class 1A11
	4,277,271	6.500	07/25/36	2,912,942
Residential Asset Securitization Trust Series 2006-A8, Class 1A1
	3,150,540	6.000	08/25/36	2,362,023
Residential Funding Mortgage Securities I Series 2007-S9, Class 1A1
	13,169,906	6.000	10/25/37	10,867,574
Washington Mutual Mortgage Pass-Through Certificate Series 2005-1, Class 5A1
	8,049,861	6.000	03/25/35	7,273,637
Wells Fargo Alternative Loan Trust Series 2007-PA2, Class 1A1
	10,409,716	6.000	06/25/37	8,405,846
Wells Fargo Alternative Loan Trust Series 2007-PA3, Class 1A1
	1,706,829	5.750	07/25/37	1,293,615
Wells Fargo Alternative Loan Trust Series 2007-PA3, Class 3A1
	7,226,779	6.250	07/25/37	5,069,082
Wells Fargo Mortgage Backed Securities Trust Series 2007-11, Class A85
	3,863,268	6.000	08/25/37	3,539,563

				134,163,163

The accompanying notes are an integral part of these financial statements.          81

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(c) – 0.2%
Banc of America Funding Corp. Series 2007-2, Class 2A1
$400,662	5.604%	03/25/37		$384,311
Chaseflex Trust Series 2007-3, Class 1A2
5,829,407	0.702	07/25/37		3,050,798
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-AR10, Class A1
1,655,559	0.342	12/25/36		800,631

				4,235,740

Support – 0.0%
Countrywide Alternative Loan Trust Series 2006-4CB, Class 2A4
1,296,668	5.500	04/25/36		958,340

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				$232,695,930

Commercial Mortgage-Backed Securities – 0.4%
Sequential Fixed Rate – 0.2%
Commercial Mortgage Pass-Through Certificates Series 2012-LC4, Class AM
$1,700,000	4.063%	12/10/44		$1,737,339
WF-RBS Commercial Mortgage Trust Series 2012-C6 Class B
2,500,000	4.697	04/15/45		2,580,365

				4,317,704

Sequential Floating Rate(c) – 0.2%
Commercial Mortgage Pass-Through Certificates Series 2012-LC4, Class B
1,375,000	4.934	12/10/44		1,412,143
Commercial Mortgage Pass-Through Certificates Series 2012-LC4, Class C
775,000	5.825	12/10/44		785,110
FREMF Mortgage Trust Series 2012-K17, Class B(a)
1,550,000	4.498	12/25/44		1,493,447

				3,690,700

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES				$8,008,404

Federal Agencies – 14.5%
Adjustable Rate FNMA(c) – 0.7%
$3,570,682	2.675%	05/01/33		$3,792,325
1,424,084	2.228	10/01/34		1,505,225
3,172,034	2.175	01/01/35		3,346,730
2,628,937	2.626	09/01/35		2,799,087
1,385,144	2.560	10/01/36		1,465,912

				12,909,279

FNMA – 13.8%
6,984,441	3.104	01/01/18		7,386,900
7,785,075	3.462	01/01/18		8,379,109
4,400,000	3.660	01/01/18		4,753,245
1,253,832	5.000	01/01/18		1,355,211
6,488,169	5.000	02/01/18		7,012,767
5,500,000	3.750	03/01/18		5,987,744
4,125,376	5.000	03/01/18		4,458,930
6,034,614	5.000	04/01/18		6,522,540
3,550,000	3.840	05/01/18		3,858,754
527,216	5.000	05/01/18		569,844
499,757	5.000	06/01/18		540,165
10,810	5.500	01/01/19		11,809
161,515	5.500	02/01/19		176,338
176,198	5.500	03/01/19		192,488
124,739	5.500	04/01/19		136,272
77,198	5.500	05/01/19		84,334
314,413	5.500	06/01/19		343,486
1,038,448	5.500	07/01/19		1,134,482
989,809	5.500	08/01/19		1,081,375
894,824	5.500	09/01/19		977,611
261,140	5.500	10/01/19		285,290
272,926	5.500	11/01/19		298,159
394,329	5.500	12/01/19		430,784
39,958	5.500	01/01/20		43,662
20,275	5.500	06/01/20		22,098
5,085,479	5.500	07/01/20		5,558,059
2,166,583	3.416	10/01/20		2,297,241
1,576,446	3.632	12/01/20		1,687,389
13,913,337	5.500	05/01/25		15,164,761
4,600,324	4.000	10/01/31		4,890,338
1,720,829	4.500	11/01/40		1,832,235
8,335,391	4.500	08/01/41		8,933,803
468,659	4.000	10/01/41		491,943
875,199	4.500	10/01/41		933,291
5,000,000	4.000	TBA-30yr	(f)	5,241,797
153,000,000	4.500	TBA-30yr	(f)	162,729,851

				265,804,105

TOTAL FEDERAL AGENCIES				$278,713,384

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $772,708,856)				$755,411,422

Asset-Backed Securities – 10.3%
Collateralized Loan Obligations(c) – 6.3%
Atrium CDO Corp. Series 4A Class A1A(a)
$7,748,893	0.725%	06/08/19		$7,564,152
Atrium CDO Corp. Series 4A Class A2(a)
5,246,646	0.725	06/08/19		5,121,561
Black Diamond CLO Ltd. Series 2005-1A, Class A1(a)
4,285,511	0.744	06/20/17		4,131,828
Black Diamond CLO Ltd. Series 2005-1A, Class A1A(a)
1,907,795	0.724	06/20/17		1,866,392
Black Diamond CLO Ltd. Series 2006-1A, Class AD(a)
1,000,000	0.803	04/29/19		918,682
Greywolf CLO Ltd. Series 2007-1A, Class A(a)
9,327,400	0.738	02/18/21		8,686,095
Jasper CLO Ltd. Series 2005-1A, Class A(a)
32,038,455	0.817	08/01/17		30,062,580
KKR Financial CLO Ltd. Series 2006-1A, Class A1(a)
24,300,091	0.771	08/25/18		23,450,196
KKR Financial CLO Ltd. Series 2007-1A, Class A(a)
13,712,725	0.853	05/15/21		12,994,137

82          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value

Asset-Backed Securities – (continued)
Collateralized Loan Obligations(c) – (continued)

KKR Financial CLO Ltd. Series 2007-AA, Class A(a)
	$1,228,577	1.317%	10/15/17	$1,200,717
Mountain View Funding CLO Series 2007-3A, Class A1(a)
	2,725,691	0.782	04/16/21	2,581,963
Westchester CLO Ltd. Series 2007-1X, Class A1A
	24,782,655	0.772	08/01/22	22,795,210

				121,373,513

Home Equity – 1.5%
AH Mortgage Advance Trust Series SART-1, Class A1(a)
	6,400,000	2.630	05/10/42	6,378,036
AH Mortgage Advance Trust Series SART-2, Class A1(a)
	4,700,000	3.270	09/15/43	4,700,583
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(a)(c)
	256,421	1.242	10/25/37	256,727
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(c)
	1,030,000	1.492	10/25/37	803,574
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(c)
	2,040,000	1.692	10/25/37	912,866
Countrywide Asset-Backed Certificates Series 2006-ABC1, Class A2(c)
	9,138,730	0.402	05/25/36	3,677,451
Countrywide Asset-Backed Certificates Series 2007-2, Class 2A4(c)
	20,000,000	0.462	08/25/37	4,418,020
First Franklin Mortgage Loan Asset-Backed Certificates Series 2006-FF18, Class A2B(c)
	5,937,091	0.352	12/25/37	3,209,770
Soundview Home Equity Loan Trust Series 2006-EQ1, Class A4(c)
	11,762,000	0.492	10/25/36	3,528,682

				27,885,709

Student Loan(c) – 2.5%
Educational Funding of the South, Inc. Series 2011-1, Class A2
	15,400,000	1.210	04/25/35	14,408,734
Educational Services of America, Inc. Series 2012-1, Class A1(a)
	12,900,000	1.684	09/25/40	12,806,475
GCO Education Loan Funding Trust Series 2006-1, Class A10L
	800,000	0.681	02/27/28	683,427
GCO Education Loan Funding Trust Series 2006-1, Class A11L
	2,000,000	0.721	05/25/36	1,629,614
GCO Education Loan Funding Trust Series 2006-1, Class A8L
	6,500,000	0.621	05/25/25	6,075,156
Panhandle-Plains Higher Education Authority, Inc. Series 2011-1, Class A2
	10,000,000	1.531	07/01/24	9,870,539
SLM Student Loan Trust Series 2011-2, Class A2
	2,075,000	1.442	10/25/34	2,013,923
US Education Loan Trust LLC Series 2006-1, Class A2(a)
	798,428	0.618	03/01/25	784,914

				48,272,782

TOTAL ASSET-BACKED SECURITIES
(Cost $197,624,006)				$197,532,004

Foreign Debt Obligations – 12.4%
Sovereign – 12.4%
Malaysia Government Bond
MYR	67,305,000	3.434%	08/15/14	$22,125,956
Mexico Cetes(g)
MXN	468,874,500	0.000	04/19/12	36,577,840
Republic of Ivory Coast(h)
	$21,527,000	2.450	12/31/32	13,535,101
Republic of South Africa
ZAR	5,290,000	7.250	01/15/20	667,903
	403,755,000	6.750	03/31/21	48,917,100
	68,390,000	10.500	12/21/26	10,506,332
Republic of Venezuela
	$6,640,000	7.750	10/13/19	5,577,600
	11,340,000	12.750	08/23/22	11,907,000
	1,370,000	9.000	05/07/23	1,157,650
	17,830,000	8.250	10/13/24	14,219,425
	4,033,000	11.750	10/21/26	3,942,257
	900,000	9.250	05/07/28	744,750
	21,450,000	11.950	08/05/31	21,021,000
United Kingdom Gilt Inflation Linked
GBP	8,520,000	2.500	07/26/16	46,968,034

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $232,220,273)				$237,867,948

Structured Notes – 1.4%
Notas do Tesouro Nacional (Issuer Credit Suisse Nassau)
BRL	5,056,477	6.000%	08/17/40	$3,087,715
	27,735,950	6.000	08/19/40	16,936,835
Notas do Tesouro Nacional Series B (Issuer HSBC Corp.)(c)
	11,350,404	6.000	08/15/40	6,931,074

TOTAL STRUCTURED NOTES
(Cost $27,243,378)				$26,955,624

Municipal Debt Obligation – 0.0%
Illinois – 0.0%
Illinois State GO Bonds Taxable-Pension Series 2003
	$490,000	5.100%	06/01/33	$461,903
(Cost $367,349)

U.S. Treasury Obligations – 10.4%
United States Treasury Bonds
	$1,400,000	4.750%	02/15/41	$1,783,628
United States Treasury Inflation Protected Securities
	4,074,474	0.625	04/15/13	4,182,081
	2,943,031	2.000	01/15/14	3,146,277
	14,307,608	2.000	07/15/14	15,588,568
	21,364,200	1.625	01/15/15	23,286,978
	11,651,500	1.875	07/15/15	12,995,035
	4,914,602	0.750	02/15/42	4,696,492

The accompanying notes are an integral part of these financial statements.          83

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

U.S. Treasury Obligations – (continued)

United States Treasury Notes
$20,400,000	0.625%	04/30/13	$20,483,435
20,300,000	0.500	05/31/13	20,358,060
17,400,000	0.375	06/30/13	17,424,708
20,500,000	0.125	12/31/13	20,429,889
1,300,000	0.250	02/15/15	1,290,757
12,100,000	0.875 (i)	12/31/16	12,036,959
28,100,000	1.500	03/31/19	27,887,058
13,900,000	2.000	11/15/21	13,682,742

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $199,434,962)			$199,272,667

Senior Term Loans(j) – 1.8%
Airlines – 0.3%
Delta Air Lines, Inc.
$5,468,389	5.500%	04/20/17	$5,454,718

Health Care – 0.3%
Community Health Systems, Inc.
2,310,784	2.628	07/25/14	2,279,472
Multiplan, Inc.
4,392,065	4.750	08/26/17	4,345,421

			6,624,893

Metals – 0.1%
Novelis, Inc.
2,729,271	4.000	03/10/17	2,719,037

Telecommunications – Internet & Data – 0.3%
Level 3 Financing, Inc.
5,000,000	5.750	09/03/18	5,044,800

Utilities – Distribution – 0.3%
Energy Transfer Equity LP
6,000,000	3.750	03/21/17	5,883,780

Utilities – Electric – 0.2%
Calpine Corp.
3,285,100	4.500	04/02/18	3,270,745

Wireless Telecommunications – 0.3%
Intelsat Jackson Holdings SA
5,723,053	5.250	04/02/18	5,760,596

TOTAL SENIOR TERM LOANS
(Cost $33,791,597)			$34,758,569

Notional	Exercise	Expiration
Amount	Rate	Date	Value

Options Purchased – 0.3%
Interest Rate Swaptions
Barclays Bank PLC Put – OTC – 10 year Interest Rate Swap Strike Price 2.208%
$139,200,000	2.208%	05/21/12	$938,041
Barclays Bank PLC Call – OTC – 10 year Interest Rate Swap Strike Price 2.208%
139,200,000	2.208	05/21/12	2,605,949
Citibank NA Put – OTC – 10 year Interest Rate Swap Strike Price 2.198%
45,800,000	2.198	05/22/12	300,315
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 2.198%
45,800,000	2.198	05/22/12	891,232
Deutsche Bank Securities, Inc. Put – OTC – 10 year Interest Rate Swap Strike Price 2.205%
53,600,000	2.205	05/23/12	370,349
Deutsche Bank Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 2.205%
53,600,000	2.205	05/23/12	1,034,116

TOTAL OPTIONS PURCHASED
(Cost $8,322,638)			$6,140,002

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $1,762,674,498)			$1,754,030,338

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(k) – 17.3%
Repurchase Agreement – 17.3%
Joint Repurchase Agreement Account II
$332,700,000	0.147%	04/02/12	$332,700,000
(Cost $332,700,000)

TOTAL INVESTMENTS – 108.6%
(Cost $2,095,374,498)			$2,086,730,338

LIABILITIES IN EXCESS OF OTHER ASSETS – (8.6)%			(165,767,159)

NET ASSETS – 100.0%			$1,920,963,179

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $282,595,110, which represents approximately 14.7% of net assets as of March 31, 2012.

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2012.

(d)	Security with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(e)	Pay-in-kind securities.

84          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $167,971,648, which represents approximately 8.7% of net assets as of March 31, 2012.

(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(h)	Security is currently in default and/or non-income producing.

(i)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

(j)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility at March 31, 2012. Senior Term Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(k)	Joint repurchase agreement was entered into on March 30, 2012. Additional information appears on pages 94-95.

Currency Abbreviations:
AUD	—	Australian Dollar
BRL	—	Brazilian Real
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
EUR	—	Euro
GBP	—	British Pound
JPY	—	Japanese Yen
MXN	—	Mexican Peso
MYR	—	Malaysian Ringgit
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
SEK	—	Swedish Krona
USD	—	U.S. Dollar
ZAR	—	South African Rand

Investment Abbreviations:
BP	—	British Pound Offered Rate
CDO	—	Collateralized Debt Obligation
CDOR	—	Canadian Dollar Offered Rate
CLO	—	Collateralized Loan Obligation
EURO	—	Euro Offered Rate
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
FREMF	—	Freddie Mac Multi Family
GO	—	General Obligation
JYOR	—	Japanese Yen Offered Rate
LIBOR	—	London Interbank Offered Rate
OTC	—	Over the Counter
SART	—	Servicer Advance Revolving Trust
TIIE	—	La Tasa de Interbank Equilibrium Interest Rate

The accompanying notes are an integral part of these financial statements.          85

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)
March 31, 2012

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2012, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

	Contracts to	Settlement	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Gain

Bank of America N.A.	EUR/CAD	06/20/12	$3,993,241	$63,060
	JPY/USD	06/20/12	7,238,115	29,115
Barclays Bank PLC	EUR/USD	06/20/12	7,518,036	133,656
Citibank NA	CAD/AUD	06/20/12	1,650,008	26,834
	EUR/JPY	06/20/12	3,628,859	45,738
	EUR/NZD	06/20/12	3,616,432	42,153
	EUR/USD	06/20/12	6,251,562	70,183
	JPY/USD	06/20/12	3,625,254	5,254
	USD/AUD	06/20/12	3,520,214	57,090
	USD/JPY	06/20/12	10,727,416	101,584
Credit Suisse International (London)	CHF/USD	06/20/12	669,245	7,413
	EUR/CAD	06/20/12	3,160,929	47,423
	EUR/USD	06/20/12	7,897,179	51,548
	JPY/EUR	06/20/12	3,661,254	4,177
	USD/JPY	06/20/12	3,575,968	18,032
Deutsche Bank AG (London)	CAD/USD	06/20/12	7,270,161	14,161
	CHF/USD	06/20/12	3,661,668	57,668
	EUR/JPY	06/20/12	4,012,245	83,567
	GBP/USD	04/19/12	46,331,208	530,277
	GBP/USD	06/20/12	3,662,441	28,296
	NZD/USD	06/20/12	2,504,548	21,664
	USD/JPY	06/20/12	3,580,140	13,860
HSBC Bank PLC	EUR/NOK	06/20/12	5,474,918	22,300
	NOK/EUR	06/20/12	3,623,894	21,644
	USD/CAD	06/20/12	3,588,759	11,241
	USD/ZAR	04/10/12	61,100,858	202,023
JPMorgan Securities, Inc.	AUD/USD	06/20/12	3,600,289	10,068
	CHF/AUD	06/20/12	4,227,542	158,458
	CHF/USD	06/20/12	3,369,703	25,440
	EUR/AUD	06/20/12	3,726,419	97,603
	EUR/USD	06/20/12	4,175,157	16,761
	GBP/USD	06/20/12	3,662,441	61,401
	JPY/USD	06/20/12	7,354,898	97,898
	USD/JPY	06/20/12	41,300,492	638,378
	USD/NZD	06/20/12	2,462,180	20,222
Morgan Stanley & Co.	EUR/USD	06/20/12	5,024,263	84,748
	USD/CAD	06/20/12	3,348,297	18,703
	USD/JPY	06/20/12	14,370,053	6,947
Royal Bank of Canada	CAD/USD	06/20/12	3,606,298	11,298
	EUR/USD	06/20/12	4,224,144	51,450
	USD/CAD	06/20/12	10,784,187	77,813
Royal Bank of Scotland PLC	EUR/CHF	06/20/12	7,239,340	443
	JPY/AUD	06/20/12	3,822,035	69,924
	JPY/EUR	06/20/12	3,661,254	21,183
	JPY/USD	06/20/12	10,961,974	101,974
	NOK/EUR	06/20/12	21,896,808	81,459
	SEK/EUR	06/20/12	9,561,424	58,265
	USD/AUD	06/20/12	10,596,574	105,990
	USD/CAD	06/20/12	3,571,805	27,195

86          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

	Contracts to	Settlement	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Gain

UBS AG (London)	EUR/USD	06/20/12	$3,569,195	$46,027
	JPY/USD	06/20/12	10,987,350	103,350
	NOK/EUR	06/20/12	3,657,251	9,919
	SEK/NZD	06/20/12	2,864,401	77,029
	SEK/USD	06/20/12	4,466,214	141,414
	USD/AUD	06/20/12	10,212,610	110,058
	USD/JPY	06/20/12	3,560,569	55,568

TOTAL				$4,096,947

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

	Contracts to	Settlement	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

Bank of America N.A.	JPY/USD	06/20/12	$3,588,379	$(31,621)
Barclays Bank PLC	USD/EUR	04/02/12	18,331,002	(117,802)
	USD/EUR	05/11/12	18,334,393	(74,930)
	USD/EUR	06/20/12	7,687,879	(73,619)
	USD/JPY	06/20/12	3,631,862	(3,862)
Citibank NA	AUD/USD	06/20/12	7,136,929	(52,748)
	CAD/USD	06/20/12	3,587,850	(20,150)
	JPY/EUR	06/20/12	3,687,636	(87,737)
	JPY/USD	06/20/12	3,575,932	(24,068)
	USD/EUR	06/20/12	2,614,171	(56,380)
	USD/GBP	06/20/12	3,662,441	(31,298)
	USD/NZD	06/20/12	4,316,957	(22,814)
Credit Suisse International (London)	USD/EUR	06/20/12	11,168,616	(186,161)
	USD/GBP	06/20/12	3,628,870	(57,411)
Deutsche Bank AG (London)	CHF/NZD	06/20/12	3,663,958	(7,062)
	JPY/CAD	06/20/12	3,636,054	(33,422)
	JPY/EUR	06/20/12	4,026,651	(103,209)
	JPY/USD	06/20/12	5,732,379	(37,621)
	NZD/USD	06/20/12	16,403,462	(72,266)
	USD/EUR	06/20/12	4,538,709	(88,836)
HSBC Bank PLC	CAD/USD	06/20/12	47,595,227	(330,003)
	USD/EUR	06/20/12	7,567,716	(99,240)
	USD/NOK	06/20/12	12,012,419	(112,419)
JPMorgan Securities, Inc.	AUD/USD	06/20/12	3,524,321	(35,940)
	JPY/USD	06/20/12	3,547,611	(51,389)
	NOK/EUR	06/20/12	3,609,217	(2,636)
	USD/CHF	06/20/12	3,650,769	(42,769)
	USD/EUR	06/20/12	2,614,171	(58,398)
	USD/GBP	04/19/12	102,044,669	(1,811,737)
	USD/GBP	06/20/12	5,548,701	(81,679)
	USD/JPY	06/20/12	7,249,756	(1,756)
Morgan Stanley & Co.	EUR/SEK	06/20/12	20,879,664	(155,171)
Royal Bank of Canada	AUD/USD	04/13/12	4,191,865	(147,132)
	CAD/EUR	06/20/12	3,617,223	(2,891)
	CAD/USD	06/20/12	3,600,995	(7,005)
	GBP/EUR	06/20/12	3,678,600	(23,236)
	USD/EUR	06/20/12	28,732,722	(476,669)

The accompanying notes are an integral part of these financial statements.          87

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)
March 31, 2012

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

	Contracts to	Settlement	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

Royal Bank of Scotland PLC	AUD/CAD	06/20/12	$3,539,120	$(1,453)
	AUD/USD	06/20/12	10,591,441	(150,102)
	NZD/USD	06/20/12	5,487,795	(90,566)
	USD/GBP	06/20/12	3,628,870	(38,581)
	USD/JPY	06/20/12	1,906,439	(19,439)
	USD/NZD	06/20/12	3,598,821	(4,587)
UBS AG (London)	AUD/JPY	06/20/12	3,598,109	(7,059)
	AUD/USD	06/20/12	7,154,381	(33,620)
	CAD/USD	06/20/12	3,618,358	(10,642)
	NOK/USD	06/20/12	17,616,355	(175,386)
	USD/BRL	04/18/12	22,906,680	(129,482)
	USD/CHF	06/20/12	25,173,963	(330,772)
	USD/GBP	06/20/12	3,726,939	(73,463)

TOTAL				$(5,688,239)

FORWARD SALES CONTRACT — At March 31, 2012, the Fund had the following forward sales contract:

	Interest	Maturity	Settlement	Principal
Description	Rate	Date(f)	Date	Amount	Value

FNMA (Proceeds Receivable: $112,516,875)	4.500%	TBA-30yr	05/14/12	$(106,000,000)	$(112,575,307)

FUTURES CONTRACTS — At March 31, 2012, the Fund had the following futures contracts:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	1,116	June 2014	$276,182,100	$393,133
Eurodollars	2,887	September 2014	713,413,787	(373,412)
Eurodollars	(2,887)	September 2015	(708,145,013)	621,934
Eurodollars	(1,116)	December 2015	(273,238,650)	(574,461)
Japan 10 Year Government Bond	(21)	June 2012	(36,030,083)	103,922
Ultra Long U.S. Treasury Bonds	(291)	June 2012	(43,931,906)	325,145
5 Year U.S. Treasury Notes	2,476	June 2012	303,406,720	(141,588)
10 Year U.S. Treasury Notes	(742)	June 2012	(96,077,406)	(840,121)
30 Year U.S. Treasury Bonds	(59)	June 2012	(8,127,250)	62,696

TOTAL				$(422,752)

88          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2012, the Fund had the following swap contracts:

INTEREST RATE SWAP CONTRACTS

		Notional			Rates Exchanged		Market Value
		Amount		Termination	Payments	Payments	Upfront Payments	Unrealized
Counterparty		(000s)		Date	Received	Made	Made (Received)	Gain (Loss)

Bank of America Securities LLC		$78,300	(a)	06/20/15	3 month LIBOR	1.000%	$(253,125)	$(123,506)
	CAD	37,500	(a)	08/09/17	6 month CDOR	2.173	—	(362,905)
		30,700	(a)	08/29/17	6 month CDOR	2.115	—	(187,419)
		24,300	(a)	08/31/17	6 month CDOR	2.180	—	(221,603)
		27,400	(a)	09/12/17	6 month CDOR	1.830	—	219,401
		18,500	(a)	09/13/17	6 month CDOR	1.875	—	109,347
		16,100	(a)	09/14/17	6 month CDOR	1.898	—	78,616
		50,900	(a)	08/09/22	3.158%	6 month CDOR	—	2,253,200
		41,300	(a)	08/29/22	2.972	6 month CDOR	—	1,087,530
		32,800	(a)	08/31/22	3.029	6 month CDOR	—	1,025,526
		37,000	(a)	09/12/22	2.631	6 month CDOR	—	(182,083)
		24,500	(a)	09/13/22	2.627	6 month CDOR	—	(131,518)
		21,400	(a)	09/14/22	2.658	6 month CDOR	—	(56,441)
		14,600	(a)	08/09/42	6 month CDOR	3.586	—	(1,644,146)
		11,500	(a)	08/29/42	6 month CDOR	3.325	—	(695,426)
		9,100	(a)	08/31/42	6 month CDOR	3.377	—	(642,198)
		9,800	(a)	09/12/42	6 month CDOR	2.900	—	232,615
		6,500	(a)	09/13/42	6 month CDOR	2.850	—	218,709
		5,700	(a)	09/14/42	6 month CDOR	2.888	—	149,902
Barclays Bank PLC	EUR	73,050	(a)	12/20/14	6 month EURO	1.375	—	(341,666)
		51,250	(a)	12/27/14	6 month EURO	1.448	—	(329,184)
		99,380	(a)	01/28/15	6 month EURO	1.270	—	(107,161)
	GBP	30,900	(a)	06/20/15	6 month BP	1.750	(445,335)	(164,643)
		18,820	(a)	06/20/17	6 month BP	2.000	(340,053)	(155,557)
	JPY	6,000,000	(a)	06/20/19	6 month JYOR	0.750	(237,644)	100,131
	EUR	78,300	(a)	12/20/19	2.362	6 month EURO	—	1,483,796
		54,980	(a)	12/27/19	2.430	6 month EURO	—	1,335,816
		106,120	(a)	01/28/20	2.350	6 month EURO	—	1,572,847
	GBP	50,680	(a)	02/10/27	6 month BP	4.030	—	22,511
		22,410	(a)	02/24/27	6 month BP	3.885	—	194,863
	EUR	30,510	(a)	12/20/27	6 month EURO	2.780	—	(365,675)
		21,490	(a)	12/27/27	6 month EURO	2.868	—	(563,121)
		41,600	(a)	01/28/28	6 month EURO	2.876	—	(1,040,724)
	GBP	12,720	(a)	02/10/52	3.791%	6 month BP	—	(62,418)
		5,560	(a)	02/24/52	3.648	6 month BP	—	(204,998)

The accompanying notes are an integral part of these financial statements.          89

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)
March 31, 2012

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAP CONTRACTS (continued)

		Notional			Rates Exchanged		Market Value
		Amount		Termination	Payments	Payments	Upfront Payments	Unrealized
Counterparty		(000s)		Date	Received	Made	Made (Received)	Gain (Loss)

Citibank NA	MXN	536,080		12/16/13	4.945%	Mexico Interbank TIIE 28 Days	$(144)	$33,869
	GBP	7,000	(a)	06/20/14	6 month BP	1.500%	(35,675)	(26,189)
		3,400	(a)	06/20/17	2.000	6 month BP	61,893	27,643
	EUR	97,130	(a)	01/31/19	2.330	6 month EURO	—	706,200
		44,920	(a)	02/03/19	2.275	6 month EURO	—	158,342
	GBP	36,000	(a)	06/20/22	2.750	6 month BP	734,058	543,082
		25,000	(a)	06/20/22	6 month BP	2.750	(844,898)	(42,005)
		43,050	(a)	02/22/27	6 month BP	3.940	—	239,765
		36,070	(a)	02/23/27	6 month BP	3.905	—	272,593
		$55,500	(a)	06/20/27	3 month LIBOR	2.750	(1,045,230)	1,347,505
	EUR	37,510	(a)	01/31/29	6 month EURO	2.940	—	(384,863)
		17,400	(a)	02/03/29	6 month EURO	2.880	—	(715)
	GBP	10,710	(a)	02/22/52	3.703	6 month BP	—	(263,355)
		8,960	(a)	02/23/52	3.668	6 month BP	—	(290,388)
Credit Suisse First Boston Corp.	MXN	808,300		12/11/13	4.920	Mexico Interbank TIIE 28 Days	(157)	25,885
	GBP	5,150	(a)	06/20/15	1.750	6 month BP	82,314	19,349
	EUR	28,570	(a)	03/10/16	6 month EURO	1.597	—	56,737
		42,120	(a)	03/10/16	6 month EURO	1.590	—	91,010
		45,000	(a)	06/20/19	2.500	6 month EURO	1,879,218	195,900
	JPY	3,350,000	(a)	06/20/19	0.750	6 month JYOR	(12,990)	89,769
		12,718,000	(a)	06/20/19	6 month JYOR	0.750	(238,168)	(53,315)
	EUR	75,500	(a)	03/10/21	2.467	6 month EURO	—	(239,982)
	GBP	22,000	(a)	06/20/22	6 month BP	2.750	(880,742)	100,267
	EUR	34,000	(a)	06/20/22	2.750	6 month EURO	1,344,626	340,913
		11,890	(a)	03/10/29	6 month EURO	2.835	—	111,985
		17,540	(a)	03/10/29	6 month EURO	2.840	—	151,007
Deutsche Bank Securities, Inc.	MXN	1,578,740		12/13/13	4.945	Mexico Interbank TIIE 28 Days	(1,269)	104,780
		$5,100		02/28/15	3 month LIBOR	1.414	—	(103,373)
	GBP	10,290	(a)	06/20/15	1.750	6 month BP	155,601	47,528
		$65,000	(a)	06/20/17	3 month LIBOR	1.750	(877,976)	(312,681)
	GBP	6,270	(a)	06/20/17	2.000	6 month BP	105,115	60,000
	EUR	1,300	(a)	06/20/19	2.500	6 month EURO	16,750	43,198
		$19,200	(a)	03/22/21	3.298	3 month LIBOR	—	127,323
		43,400	(a)	06/20/22	2.500	3 month LIBOR	11,923	525,712
		12,300	(a)	06/20/27	3 month LIBOR	2.750	(124,973)	191,964
		7,500	(a)	03/22/31	3 month LIBOR	3.638	—	(77,069)
		19,100	(a)	06/20/32	2.750	3 month LIBOR	(7,346)	(594,084)

90          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAP CONTRACTS (continued)

		Notional			Rates Exchanged		Market Value
		Amount		Termination	Payments	Payments	Upfront Payments	Unrealized
Counterparty		(000s)		Date	Received	Made	Made (Received)	Gain (Loss)

JPMorgan Securities, Inc.		99,700	(a)	06/20/14	3 month LIBOR	1.000%	$(330,000)	$(405,656)
		44,600	(a)	06/20/17	3 month LIBOR	1.750	(642,142)	(174,832)
		17,500	(a)	06/20/19	2.000%	3 month LIBOR	176,306	(28,176)
		44,000	(a)	03/20/21	3.250	3 month LIBOR	—	200,473
		80,800	(a)	03/21/21	3.250	3 month LIBOR	—	368,125
		47,300	(a)	03/28/21	3.225	3 month LIBOR	—	147,732
		50,300	(a)	06/20/22	2.500	3 month LIBOR	210,895	412,216
		17,400	(a)	03/20/31	3 month LIBOR	3.613	—	(130,733)
		31,900	(a)	03/21/31	3 month LIBOR	3.608	—	(221,833)
		18,700	(a)	03/28/31	3 month LIBOR	3.580	—	(66,480)
Morgan Stanley Capital Services, Inc.	EUR	37,760	(a)	12/20/14	6 month EURO	1.395	—	(196,431)
		106,200	(a)	12/21/14	6 month EURO	1.370	—	(480,666)
		40,460	(a)	12/20/19	2.380	6 month EURO	—	829,890
		113,500	(a)	12/21/19	2.354	6 month EURO	—	2,057,987
		15,760	(a)	12/20/27	6 month EURO	2.790	—	(215,257)
		44,190	(a)	12/21/27	6 month EURO	2.770	—	(452,583)
Royal Bank of Canada	CAD	12,600	(a)	09/26/17	6 month CDOR	1.838	—	103,742
		11,100	(a)	09/27/17	6 month CDOR	1.921	—	47,765
		16,700	(a)	09/26/22	2.568	6 month CDOR	—	(191,108)
		14,700	(a)	09/27/22	2.697	6 month CDOR	—	(755)
		4,400	(a)	09/26/42	6 month CDOR	2.723	—	260,111
		3,900	(a)	09/27/42	6 month CDOR	2.882	—	108,600
UBS AG (London)	GBP	56,240	(a)	02/09/27	6 month BP	3.969	—	220,968
		14,000	(a)	02/09/52	3.730	6 month BP	—	(260,319)

TOTAL							$(1,539,168)	$7,659,505

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2012.

The accompanying notes are an integral part of these financial statements.          91

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)
March 31, 2012

ADDITIONAL INVESTMENT INFORMATION (continued)

CREDIT DEFAULT SWAP CONTRACTS

						Market Value
					Credit
		Notional	Rates		Spread at	Upfront
	Referenced	Amount	Received	Termination	March 31,	Payments	Unrealized
Counterparty	Obligation	(000s)	(Paid)	Date	2012(b)	Made (Received)	Gain (Loss)

Protection Purchased:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	$9,650	(1.000)%	06/20/14	0.475%	$(78,781)	$(36,932)
Barclays Bank PLC	iTraxx SovX Western Europe Index 7	6,620	(1.000)	06/20/17	2.690	518,932	(5,933)
Deutsche Bank Securities LLC	CDX North America Investment Grade Index 16	20,200	(1.000)	06/20/14	0.475	(174,479)	(67,740)
JPMorgan Securities, Inc.	CDX North America Investment Grade Index 16	54,000	(1.000)	06/20/14	0.475	(484,277)	(163,239)
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	18,100	(1.000)	06/20/14	0.475	(137,722)	(79,316)
Protection Sold:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	31,800	1.000	06/20/16	0.820	38,307	206,497
Citibank NA	CDX North America High Yield Index 17	17,994	5.000	12/20/16	5.429	(359,072)	92,097
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	25,625	1.000	06/20/16	0.820	29,507	167,760

TOTAL						$(647,585)	$113,194

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

92          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

TOTAL RETURN SWAP CONTRACTS

					Market Value
	Notional				Upfront
	Amount	Reference	Termination	Financing	Payment	Unrealized
Counterparty	(000s)	Security	Date	Fee#	Made (Received)	Gain (Loss)

Bank of America Securities LLC	$23,013	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 4.500%, Series 9	01/12/40	One month LIBOR	$256,824	$(604,530)
Citibank NA	16,854	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 6.500%, Series 67	01/12/38	One month LIBOR	78,650	(188,863)
	60,559	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 4.000%, Series 10	01/12/41	One month LIBOR	(585,071)	(442,740)
	16,302	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 5.000%, Series 10	01/12/41	One month LIBOR	239,505	5,101
	14,644	Markit IOS Ginnie-Mae Index, 30 yr Fixed Rate, 5.000%, Series 10	01/12/41	One month LIBOR	541,653	(777,401)
Credit Suisse International (London)	33,232	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 5.500%, Series 5	01/12/38	One month LIBOR	982,466	(1,202,888)
Morgan Stanley Capital Services, Inc.	23,123	Markit IOS Ginnie-Mae Index, 30 yr Fixed Rate, 5.000%, Series 10	01/12/41	One month LIBOR	111,149	(486,109)

TOTAL					$1,625,176	$(3,697,430)

#	The Fund receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

WRITTEN OPTIONS CONTRACTS — For the year ended March 31, 2012, the Fund had the following written swaptions activity:

	Notional
	Amount	Premiums
	(000s)	Received

Contracts Outstanding March 31, 2011	$77,000	$838,465

Contracts Written	5,315,804	114,793,914
Contracts Bought to Close	(5,042,004)	(111,754,485)
Contracts Expired	(350,800)	(3,877,894)

Contracts Outstanding March 31, 2012	$—	$—

The accompanying notes are an integral part of these financial statements.          93

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Schedule of Investments
March 31, 2012

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At March 31, 2012, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of April 2, 2012, as follows:

			Collateral
	Principal	Maturity	Allocation
Fund	Amount	Value	Value

Core Fixed Income	$98,700,000	$98,701,209	$100,863,768

Core Plus Fixed Income	38,000,000	38,000,466	38,833,062

Strategic Income	332,700,000	332,704,076	339,993,675

94          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

REPURCHASE AGREEMENTS — At March 31, 2012, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

	Interest	Core Fixed	Core Plus	Strategic
Counterparty	Rate	Income	Fixed Income	Income

BNP Paribas Securities Co.	0.150%	$40,104,689	$15,440,509	$135,185,715

Credit Suisse Securities LLC	0.070	4,718,199	1,816,530	15,904,202

Deutsche Bank Securities, Inc.	0.050	8,964,578	3,451,408	30,217,984

JPMorgan Securities LLC	0.190	18,962,441	7,300,636	63,918,988

Wells Fargo Securities LLC	0.160	25,950,093	9,990,917	87,473,111

TOTAL		$98,700,000	$38,000,000	$332,700,000

At March 31, 2012, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Home Loan Mortgage Corp.	3.000 to 4.500%	08/01/24 to 04/01/42

Federal National Mortgage Association	2.500 to 7.500	05/01/12 to 10/01/51

Government National Mortgage Association	3.500 to 5.000	12/15/39 to 02/15/42

U.S. Treasury Notes	0.625 to 9.250	04/02/12 to 05/15/19

The accompanying notes are an integral part of these financial statements.          95

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities
March 31, 2012

Core Fixed
Income Fund
Assets:

Investments, at value (identified cost $1,793,958,839, $337,297,754, $815,526,667 and $1,762,674,498)	$1,811,409,841
Repurchase agreement, at value which equals cost	98,700,000
Cash	15,840,529
Foreign currencies, at value (cost $83, $6,828, $3,026,167 and $4,468)	84
Receivables:
Investments sold on an extended settlement basis	378,419,809
Investments sold	22,983,671
Interest	9,570,487
Fund shares sold	8,502,182
Unrealized gain on swap contracts	1,560,879
Unrealized gain on forward foreign currency exchange contracts	857,276
Upfront payments made on swap contracts	756,795
Collateral on certain derivative contracts(a)	70,000
Futures — variation margin	—
Reimbursement from investment adviser	—
Other assets	13,193

Total assets	2,348,684,746

Liabilities:

Due to custodian	—
Payables:
Investments purchased on an extended settlement basis	572,993,125
Investments purchased	32,800,060
Forward sale contracts, at value (proceeds receivable $96,728,164, $1,077,187, $0 and $112,516,875)	96,793,746
Fund shares redeemed	24,360,016
Upfront payments received on swap contracts	1,428,693
Unrealized loss on forward foreign currency exchange contracts	916,430
Collateral on certain derivative contracts	890,000
Unrealized loss on swap contracts	796,266
Amounts owed to affiliates	683,403
Futures — variation margin	440,667
Income distribution	200,609
Written options contracts, at value (premium received $15,394 for Global Income Fund)	—
Due to broker — upfront payment	—
Accrued expenses and other liabilities	152,085

Total liabilities	732,455,100

Net Assets:

Paid-in capital	1,645,936,154
Undistributed (distributions in excess of) net investment income	9,445,495
Accumulated net realized gain (loss)	(55,799,029)
Net unrealized gain (loss)	16,647,026

NET ASSETS	$1,616,229,646

Net Assets:
Class A	$204,327,454
Class B	8,065,125
Class C	28,539,036
Institutional	1,363,229,011
Service	10,969,058
Class IR	1,080,653
Class R	19,309

Total Net Assets	$1,616,229,646

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	19,810,569
Class B	778,355
Class C	2,752,368
Institutional	131,641,275
Service	1,058,423
Class IR	104,712
Class R	1,870

Net asset value, offering and redemption price per share:(b)
Class A	$10.31
Class B	10.36
Class C	10.37
Institutional	10.36
Service	10.36
Class IR	10.32
Class R	10.33

(a)	Includes restricted cash of $656,985 on deposit with counterparty for the Core Plus Fixed Income Fund relating to initial margin requirements and collateral on futures transactions.
(b)	Maximum public offering price per share for Class A Shares of the Core Fixed Income, Core Plus Fixed Income, Global Income and Strategic Income Funds is $10.71, $10.77, $13.68 and $10.25, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

96          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Core Plus Fixed	Global	Strategic
Income Fund	Income Fund	Income Fund

$343,907,901	$834,802,720	$1,754,030,338
38,000,000	—	332,700,000
—	3,849,658	200,339
6,781	3,026,187	4,473

35,281,799	29,707,046	261,501,838
5,148,583	23,567,983	50,501,735
1,899,011	8,555,264	11,045,410
1,184,727	82,978	11,007,533
498,282	2,732,692	20,926,200
234,381	3,787,235	4,096,947
120,251	612,047	7,575,692
976,998	955,268	3,225,282
—	—	990,610
24,346	22,548	—
2,753	8,647	18,378

427,285,813	911,710,273	2,457,824,775

187,402	—	—

71,246,327	73,094,141	279,375,643
9,871,253	8,466,911	80,722,676
1,080,234	—	112,575,307
395,052	36,097,483	19,315,218
292,579	1,988,650	8,137,269
239,926	5,461,671	5,688,239
549,054	2,188,440	11,988,936
466,217	1,380,458	16,850,931
183,274	546,933	1,346,231
220,659	215,587	—
19,992	—	447,766
—	12,869	—
—	—	212,642
115,635	160,693	200,738

84,867,604	129,613,836	536,861,596

334,443,364	751,120,028	1,988,145,813
(60,855)	3,486,022	2,798,368
1,761,975	7,458,174	(63,466,257)
6,273,725	20,032,213	(6,514,745)

$342,418,209	$782,096,437	$1,920,963,179

$91,437,281	$198,463,160	$728,058,523
4,923,505	2,309,931	—
10,592,128	6,359,297	148,589,710
232,691,981	574,372,945	993,936,085
13,273	189,011	—
2,739,435	402,093	50,349,830
20,606	—	29,031

$342,418,209	$782,096,437	$1,920,963,179

8,814,225	15,066,752	73,728,423
475,058	176,012	—
1,021,874	485,970	15,042,614
22,442,997	43,672,706	100,663,453
1,280	14,392	—
264,894	30,569	5,100,466
1,988	—	2,941

$10.37	$13.17	$9.87
10.36	13.12	—
10.37	13.09	9.88
10.37	13.15	9.87
10.37	13.13	—
10.34	13.15	9.87
10.37	—	9.87

The accompanying notes are an integral part of these financial statements.          97

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Operations
For the Fiscal Year Ended March 31, 2012

Core Fixed
Income Fund

Investment income:

Interest	$46,408,361

Expenses:

Management fees	6,599,936
Distribution and Service fees(a)	1,117,106
Transfer Agent fees(a)	989,038
Custody and accounting fees	338,640
Printing and mailing costs	121,582
Professional fees	113,118
Registration fees	100,706
Trustee fees	19,730
Service Share fees — Shareholder Administration Plan	18,311
Service Share fees — Service Plan	18,311
Amortization of offering costs	—
Other	48,723

Total expenses	9,485,201

Less — expense reductions	(4,511)

Net expenses	9,480,690

NET INVESTMENT INCOME	36,927,671

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments	65,304,271
Futures contracts	22,241,854
Written options	(2,029,874)
Swap contracts	(5,105,165)
Forward foreign currency exchange contracts	367,325
Foreign currency transactions	(885,275)
Net change in unrealized gain (loss) on:
Investments	13,839,788
Futures contracts	(941,694)
Written options	(31,931)
Swap contracts	(421,881)
Forward foreign currency exchange contracts	663,797
Foreign currency translation	27,344

Net realized and unrealized gain (loss)	93,028,559

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$129,956,230

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Core Fixed Income	$736,640	$98,361	$282,014	$91	$383,053	$12,787	$36,662	$552,549	$2,930	$1,033	$24
Core Plus Fixed Income	241,817	57,002	108,370	131	125,745	7,410	14,088	88,100	4	3,241	34
Global Income	510,612	26,714	70,695	—	265,519	3,473	9,190	237,548	67	369	—
Strategic Income	2,217,587	—	1,356,623	140	1,153,145	—	176,361	409,783	—	64,240	36

98          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Core Plus Fixed	Global	Strategic
Income Fund	Income Fund	Income Fund

$11,524,518	$22,609,175	$88,948,653

1,512,208	5,253,991	11,880,176
407,320	608,021	3,574,350
238,622	516,166	1,803,565
246,448	562,701	496,029
65,578	82,656	211,075
114,302	115,521	162,868
75,946	93,958	119,290
16,384	17,548	20,660
32	415	—
32	415	—
—	—	43,631
16,234	29,070	51,318

2,693,106	7,280,462	18,362,962

(522,685)	(870,479)	(15,931)

2,170,421	6,409,983	18,347,031

9,354,097	16,199,192	70,601,622

10,362,421	16,642,336	27,417,257
6,461,934	1,001,689	(16,460,131)
(2,091,544)	(1,345,015)	(25,192,225)
(1,843,045)	(1,285,251)	(27,575,159)
217,766	4,837,476	4,159,078
(210,785)	7,784,454	(5,078,199)

212,068	(3,846,339)	(17,920,662)
(362,861)	72,401	1,106,138
(13,777)	(11,695)	(70,054)
371,282	1,332,109	5,766,881
299,446	8,411,040	2,145,375
5,293	(457,749)	33,633

13,408,198	33,135,456	(51,668,068)

$22,762,295	$49,334,648	$18,933,554

The accompanying notes are an integral part of these financial statements.          99

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Core Fixed Income Fund
	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	March 31, 2012	March 31, 2011

From operations:

Net investment income	$36,927,671	$40,016,269
Net realized gain (loss)	79,893,136	52,021,013
Net change in unrealized gain (loss)	13,135,423	(2,433,241)

Net increase (decrease) in net assets resulting from operations	129,956,230	89,604,041

Distributions to shareholders:

From net investment income
Class A Shares	(5,808,782)	(18,737,976)
Class B Shares	(119,651)	(243,780)
Class C Shares	(340,638)	(543,505)
Institutional Shares	(31,823,657)	(25,457,284)
Service Shares	(128,844)	(105,829)
Class IR Shares(b)	(17,548)	(33,337)
Class R Shares	(314)	(345)
From net realized gains
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares(b)	—	—
Class R Shares	—	—
From capital
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares(b)	—	—
Class R Shares	—	—

Total distributions to shareholders	(38,239,434)	(45,122,056)

From share transactions:

Proceeds from sales of shares	909,073,281	964,825,615
Reinvestment of distributions	35,547,192	35,424,211
Cost of shares redeemed	(1,200,947,645)	(830,033,503)

Net increase (decrease) in net assets resulting from share transactions	(256,327,172)	170,216,323

TOTAL INCREASE (DECREASE)	(164,610,376)	214,698,308

Net assets:

Beginning of year	1,780,840,022	1,566,141,714

End of year	$1,616,229,646	$1,780,840,022

Undistributed (distributions in excess) of net investment income	$9,445,495	$7,496,390

(a)	Commenced operations on June 30, 2010.
(b)	Commenced operations on July 30, 2010 for Global Income Fund.
(c)	Net of $5,018 and $11,114 of redemption fees remitted to the Core Plus Fixed Income Fund and Global Income Fund, respectively, for the fiscal year ended March 31, 2011.

100          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Core Plus Fixed Income Fund			Global Income Fund			Strategic Income Fund
For the Fiscal	For the Fiscal		For the Fiscal	For the Fiscal		For the Fiscal	For the
Year Ended	Year Ended		Year Ended	Year Ended		Year Ended	Period Ended
March 31, 2012	March 31, 2011		March 31, 2012	March 31, 2011		March 31, 2012	March 31, 2011(a)

$9,354,097	$9,428,620		$16,199,192	$20,782,295		$70,601,622	$12,278,713
12,896,747	5,695,800		27,635,689	9,665,394		(42,729,379)	(15,687,729)
511,451	4,449,005		5,499,767	(15,682,161)		(8,938,689)	2,423,944

22,762,295	19,573,425		49,334,648	14,765,528		18,933,554	(985,072)

(2,560,826)	(2,826,074)		(3,599,380)	(4,785,933)		(29,474,854)	(5,373,900)
(107,885)	(172,357)		(28,367)	(55,227)		—	—
(205,726)	(263,483)		(74,877)	(113,235)		(3,448,017)	(268,268)
(6,590,804)	(6,438,296)		(12,458,786)	(16,488,915)		(37,374,979)	(6,158,573)
(324)	(328)		(2,713)	(1,978)		—	—
(72,396)	(10,494)		(5,402)	(359)		(1,759,055)	(132,535)
(640)	(987)		—	—		(855)	(148)

(1,998,604)	(3,081,210)		—	—		—	(610,007)
(118,759)	(250,208)		—	—		—	—
(233,636)	(405,603)		—	—		—	(32,269)
(4,604,249)	(6,400,667)		—	—		—	(607,998)
(268)	(391)		—	—		—	—
(54,366)	(11,554)		—	—		—	(13,000)
(413)	(1,271)		—	—		—	(20)

—	(83,230)		—	—		—	(594,948)
—	(5,076)		—	—		—	—
—	(7,760)		—	—		—	(29,700)
—	(189,611)		—	—		—	(681,820)
—	(10)		—	—		—	—
—	(309)		—	—		—	(14,673)
—	(29)		—	—		—	(16)

(16,548,896)	(20,148,948)		(16,169,525)	(21,445,647)		(72,057,760)	(14,517,875)

89,958,210	90,380,853		420,493,587	282,590,902		1,594,274,448	1,901,482,228
16,264,066	17,632,789		15,755,235	20,944,288		64,503,860	13,178,008
(79,264,128)	(105,790,017	)(c)	(372,244,977)	(529,129,975	)(c)	(1,418,035,742)	(165,812,470)

26,958,148	2,223,625		64,003,845	(225,594,785)		240,742,566	1,748,847,766

33,171,547	1,648,102		97,168,968	(232,274,904)		187,618,360	1,733,344,819

309,246,662	307,598,560		684,927,469	917,202,373		1,733,344,819	—

$342,418,209	$309,246,662		$782,096,437	$684,927,469		$1,920,963,179	$1,733,344,819

$(60,855)	$(1,671,830)		$3,486,022	$(12,709,449)		$2,798,368	$(11,247,034)

The accompanying notes are an integral part of these financial statements.          101

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED MARCH 31,
2012 - A	$9.79	$0.19	$0.53	$0.72	$(0.20)	$—	$(0.20)
2012 - B	9.84	0.12	0.52	0.64	(0.12)	—	(0.12)
2012 - C	9.84	0.12	0.53	0.65	(0.12)	—	(0.12)
2012 - Institutional	9.83	0.23	0.53	0.76	(0.23)	—	(0.23)
2012 - Service	9.84	0.17	0.53	0.70	(0.18)	—	(0.18)
2012 - IR	9.79	0.22	0.53	0.75	(0.22)	—	(0.22)
2012 - R	9.80	0.17	0.53	0.70	(0.17)	—	(0.17)

2011 - A	9.53	0.21	0.29	0.50	(0.24)	—	(0.24)
2011 - B	9.57	0.14	0.29	0.43	(0.16)	—	(0.16)
2011 - C	9.58	0.14	0.28	0.42	(0.16)	—	(0.16)
2011 - Institutional	9.57	0.24	0.29	0.53	(0.27)	—	(0.27)
2011 - Service	9.58	0.20	0.28	0.48	(0.22)	—	(0.22)
2011 - IR	9.54	0.23	0.28	0.51	(0.26)	—	(0.26)
2011 - R	9.54	0.18	0.29	0.47	(0.21)	—	(0.21)

2010 - A	8.27	0.31	1.27	1.58	(0.32)	—	(0.32)
2010 - B	8.31	0.24	1.27	1.51	(0.25)	—	(0.25)
2010 - C	8.31	0.24	1.28	1.52	(0.25)	—	(0.25)
2010 - Institutional	8.30	0.34	1.28	1.62	(0.35)	—	(0.35)
2010 - Service	8.31	0.30	1.27	1.57	(0.30)	—	(0.30)
2010 - IR	8.28	0.31	1.29	1.60	(0.34)	—	(0.34)
2010 - R	8.28	0.28	1.28	1.56	(0.30)	—	(0.30)

2009 - A	9.57	0.42	(1.23)	(0.81)	(0.44)	(0.05)	(0.49)
2009 - B	9.61	0.35	(1.23)	(0.88)	(0.37)	(0.05)	(0.42)
2009 - C	9.61	0.35	(1.23)	(0.88)	(0.37)	(0.05)	(0.42)
2009 - Institutional	9.60	0.45	(1.23)	(0.78)	(0.47)	(0.05)	(0.52)
2009 - Service	9.61	0.41	(1.24)	(0.83)	(0.42)	(0.05)	(0.47)
2009 - IR	9.58	0.44	(1.23)	(0.79)	(0.46)	(0.05)	(0.51)
2009 - R	9.57	0.40	(1.22)	(0.82)	(0.42)	(0.05)	(0.47)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	9.86	0.19	(0.28)	(0.09)	(0.20)	—	(0.20)
2008 - B	9.90	0.16	(0.28)	(0.12)	(0.17)	—	(0.17)
2008 - C	9.91	0.16	(0.29)	(0.13)	(0.17)	—	(0.17)
2008 - Institutional	9.90	0.21	(0.30)	(0.09)	(0.21)	—	(0.21)
2008 - Service	9.91	0.19	(0.30)	(0.11)	(0.19)	—	(0.19)
2008 - IR (Commenced November 30, 2007)	10.01	0.16	(0.43)	(0.27)	(0.16)	—	(0.16)
2008 - R (Commenced November 30, 2007)	10.01	0.14	(0.44)	(0.30)	(0.14)	—	(0.14)

FOR THE FISCAL YEAR ENDED OCTOBER 31,
2007 - A	9.82	0.44	0.02	0.46	(0.42)	—	(0.42)
2007 - B	9.86	0.37	0.02	0.39	(0.35)	—	(0.35)
2007 - C	9.87	0.37	0.02	0.39	(0.35)	—	(0.35)
2007 - Institutional	9.86	0.48	0.02	0.50	(0.46)	—	(0.46)
2007 - Service	9.86	0.43	0.03	0.46	(0.41)	—	(0.41)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

102          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income
value, end	Total	period	to average		to average		to average		Portfolio
of period	return(b)	(in 000s)	net assets		net assets		net assets		turnover rate

$10.31	7.37%	$204,327	0.81%		0.81%		1.90%		687%
10.36	6.55	8,065	1.56		1.56		1.14		687
10.37	6.65	28,539	1.56		1.56		1.13		687
10.36	7.81	1,363,229	0.47		0.47		2.23		687
10.36	7.17	10,969	0.97		0.97		1.70		687
10.32	7.74	1,081	0.56		0.56		2.14		687
10.33	7.21	19	1.06		1.06		1.64		687

9.79	5.24	694,255	0.81		0.81		2.13		554
9.84	4.55	11,234	1.56		1.56		1.39		554
9.84	4.44	27,993	1.56		1.56		1.38		554
9.83	5.58	1,041,837	0.47		0.47		2.45		554
9.84	5.17	3,966	0.97		0.97		1.98		554
9.79	5.39	1,538	0.56		0.56		2.30		554
9.80	4.98	17	1.06		1.06		1.88		554

9.53	19.32	804,834	0.82		0.82		3.37		418
9.57	18.36	16,680	1.57		1.57		2.68		418
9.58	18.48	33,260	1.57		1.57		2.62		418
9.57	19.79	705,704	0.48		0.48		3.78		418
9.58	19.05	5,580	0.98		0.98		3.30		418
9.54	19.58	69	0.57		0.57		3.30		418
9.54	19.03	14	1.07		1.07		3.10		418

8.27	(8.63)	600,963	0.80		0.81		4.70		413
8.31	(9.26)	17,694	1.55		1.56		3.95		413
8.31	(9.26)	24,655	1.55		1.56		3.95		413
8.30	(8.27)	851,372	0.46		0.47		5.04		413
8.31	(8.72)	7,333	0.96		0.97		4.55		413
8.28	(8.39)	9	0.55		0.56		4.97		413
8.28	(8.81)	9	1.05		1.06		4.51		413

9.57	(0.99)	809,957	0.78	(c)	0.78	(c)	4.63	(c)	239
9.61	(1.28)	21,415	1.53	(c)	1.53	(c)	3.89	(c)	239
9.61	(1.38)	28,402	1.53	(c)	1.53	(c)	3.89	(c)	239
9.60	(0.94)	1,571,578	0.44	(c)	0.44	(c)	4.97	(c)	239
9.61	(1.04)	24,199	0.94	(c)	0.94	(c)	4.47	(c)	239
9.58	(2.75)	10	0.53	(c)	0.53	(c)	4.66	(c)	239
9.57	(2.90)	10	1.03	(c)	1.03	(c)	4.22	(c)	239

9.86	4.84	798,223	0.80		0.81		4.51		166
9.90	4.05	20,736	1.55		1.56		3.74		166
9.91	4.05	23,008	1.55		1.56		3.76		166
9.90	5.21	1,684,860	0.44		0.45		4.87		166
9.91	4.68	29,899	0.94		0.95		4.32		166

The accompanying notes are an integral part of these financial statements.          103

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net		From net
	beginning	investment	and unrealized	investment	investment		realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income		gains	distributions

FOR THE FISCAL YEARS ENDED MARCH 31,
2012 - A	$10.17	$0.27	$0.42	$0.69	$(0.27)		$(0.22)	$(0.49)
2012 - B	10.16	0.19	0.42	0.61	(0.19)		(0.22)	(0.41)
2012 - C	10.16	0.19	0.43	0.62	(0.19)		(0.22)	(0.41)
2012 - Institutional	10.17	0.30	0.43	0.73	(0.31)		(0.22)	(0.53)
2012 - Service	10.17	0.25	0.43	0.68	(0.26)		(0.22)	(0.48)
2012 - IR	10.18	0.29	0.38	0.67	(0.29)		(0.22)	(0.51)
2012 - R	10.17	0.25	0.41	0.66	(0.24)		(0.22)	(0.46)

2011 - A	10.20	0.28	0.33	0.61	(0.31	)(c)	(0.33)	(0.64)
2011 - B	10.20	0.21	0.31	0.52	(0.23	)(c)	(0.33)	(0.56)
2011 - C	10.20	0.21	0.31	0.52	(0.23	)(c)	(0.33)	(0.56)
2011 - Institutional	10.20	0.32	0.32	0.64	(0.34	)(c)	(0.33)	(0.67)
2011 - Service	10.20	0.27	0.32	0.59	(0.29	)(c)	(0.33)	(0.62)
2011 - IR	10.21	0.31	0.32	0.63	(0.33	)(c)	(0.33)	(0.66)
2011 - R	10.20	0.26	0.32	0.58	(0.28	)(c)	(0.33)	(0.61)

2010 - A	9.16	0.34	1.07	1.41	(0.37)		—	(0.37)
2010 - B	9.15	0.28	1.07	1.35	(0.30)		—	(0.30)
2010 - C	9.15	0.28	1.07	1.35	(0.30)		—	(0.30)
2010 - Institutional	9.16	0.37	1.07	1.44	(0.40)		—	(0.40)
2010 - Service	9.16	0.34	1.05	1.39	(0.35)		—	(0.35)
2010 - IR	9.16	0.32	1.12	1.44	(0.39)		—	(0.39)
2010 - R	9.16	0.31	1.07	1.38	(0.34)		—	(0.34)

2009 - A	9.90	0.43	(0.75)	(0.32)	(0.42)		—	(0.42)
2009 - B	9.90	0.36	(0.76)	(0.40)	(0.35)		—	(0.35)
2009 - C	9.90	0.36	(0.76)	(0.40)	(0.35)		—	(0.35)
2009 - Institutional	9.90	0.46	(0.74)	(0.28)	(0.46)		—	(0.46)
2009 - Service	9.90	0.41	(0.74)	(0.33)	(0.41)		—	(0.41)
2009 - IR	9.91	0.45	(0.75)	(0.30)	(0.45)		—	(0.45)
2009 - R	9.91	0.40	(0.75)	(0.35)	(0.40)		—	(0.40)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	9.99	0.18	(0.05)	0.13	(0.22)		—	(0.22)
2008 - B	9.99	0.15	(0.05)	0.10	(0.19)		—	(0.19)
2008 - C	9.99	0.15	(0.05)	0.10	(0.19)		—	(0.19)
2008 - Institutional	9.99	0.20	(0.05)	0.15	(0.24)		—	(0.24)
2008 - Service	9.99	0.18	(0.05)	0.13	(0.22)		—	(0.22)
2008 - IR (Commenced November 30, 2007)	10.12	0.15	(0.17)	(0.02)	(0.19)		—	(0.19)
2008 - R (Commenced November 30, 2007)	10.12	0.14	(0.18)	(0.04)	(0.17)		—	(0.17)

FOR THE PERIOD ENDED OCTOBER 31,
2007 - A (Commenced November 30, 2006)	10.00	0.39	(0.02)	0.37	(0.38)		—	(0.38)
2007 - B (Commenced June 20, 2007)	9.77	0.14	0.21	0.35	(0.13)		—	(0.13)
2007 - C (Commenced November 30, 2006)	10.00	0.33	(0.02)	0.31	(0.32)		—	(0.32)
2007 - Institutional (Commenced November 30, 2006)	10.00	0.42	(0.01)	0.41	(0.42)		—	(0.42)
2007 - Service (Commenced June 20, 2007)	9.77	0.16	0.21	0.37	(0.15)		—	(0.15)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Includes a tax return of capital amounting to less than $0.01 per share.
(d)	Includes a non-recurring reduction of expenses of a merged fund which amounted to 0.06% of average net assets.
(e)	Annualized.

104          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income
value, end	Total	period	to average		to average		to average		Portfolio
of period	return(b)	(in 000s)	net assets		net assets		net assets		turnover rate

$10.37	6.89%	$91,437	0.83%		0.99%		2.60%		767%
10.36	6.10	4,924	1.58		1.74		1.85		767
10.37	6.20	10,592	1.58		1.74		1.85		767
10.37	7.25	232,692	0.49		0.65		2.94		767
10.37	6.75	13	0.99		1.15		2.44		767
10.34	6.74	2,739	0.58		0.74		2.82		767
10.37	6.63	21	1.08		1.24		2.37		767

10.17	6.06	93,196	0.83		1.00		2.72		673
10.16	5.27	6,349	1.58		1.75		2.01		673
10.16	5.27	10,824	1.58		1.75		1.99		673
10.17	6.42	198,465	0.49		0.66		3.07		673
10.17	5.91	12	0.99		1.16		2.58		673
10.18	6.32	364	0.58		0.75		2.96		673
10.17	5.80	36	1.08		1.25		2.49		673

10.20	15.60	94,351	0.83		1.14		3.48		419
10.20	14.75	9,193	1.58		1.89		2.87		419
10.20	14.75	12,661	1.58		1.89		2.83		419
10.20	15.99	191,051	0.49		0.80		3.72		419
10.20	15.42	12	0.99		1.30		3.44		419
10.21	16.00	294	0.58		0.89		3.23		419
10.20	15.30	37	1.08		1.39		3.15		419

9.16	(3.17)	45,686	0.75	(d)	1.33	(d)	4.57	(d)	365
9.15	(4.00)	10,626	1.50	(d)	2.08	(d)	3.82	(d)	365
9.15	(4.00)	11,040	1.50	(d)	2.08	(d)	3.82	(d)	365
9.16	(2.84)	43,681	0.41	(d)	0.99	(d)	4.91	(d)	365
9.16	(3.34)	10	0.91	(d)	1.49	(d)	4.38	(d)	365
9.16	(3.02)	10	0.50	(d)	1.08	(d)	4.82	(d)	365
9.16	(3.49)	10	1.00	(d)	1.58	(d)	4.32	(d)	365

9.90	1.21	54,330	0.79	(e)	1.21	(e)	4.37	(e)	96
9.90	0.99	13,843	1.54	(e)	1.96	(e)	3.63	(e)	96
9.90	0.99	11,727	1.54	(e)	1.96	(e)	3.63	(e)	96
9.90	1.45	51,281	0.45	(e)	0.87	(e)	4.73	(e)	96
9.90	1.26	11	0.95	(e)	1.37	(e)	4.26	(e)	96
9.91	(0.26)	10	0.54	(e)	0.96	(e)	4.49	(e)	96
9.91	(0.41)	10	1.04	(e)	1.46	(e)	4.00	(e)	96

9.99	3.93	53,541	0.83	(e)	1.51	(e)	4.45	(e)	350
9.99	3.60	15,077	1.58	(e)	2.26	(e)	3.86	(e)	350
9.99	3.13	11,798	1.58	(e)	2.26	(e)	3.78	(e)	350
9.99	4.21	31,155	0.47	(e)	1.15	(e)	4.62	(e)	350
9.99	3.83	10	0.97	(e)	1.65	(e)	4.42	(e)	350

The accompanying notes are an integral part of these financial statements.          105

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED MARCH 31,
2012 - A	$12.63	$0.23	$0.54	$0.77	$(0.23)	$—	$(0.23)
2012 - B	12.58	0.14	0.54	0.68	(0.14)	—	(0.14)
2012 - C	12.55	0.14	0.54	0.68	(0.14)	—	(0.14)
2012 - Institutional	12.61	0.27	0.55	0.82	(0.28)	—	(0.28)
2012 - Service	12.59	0.21	0.54	0.75	(0.21)	—	(0.21)
2012 - IR	12.61	0.24	0.57	0.81	(0.27)	—	(0.27)

2011 - A	12.74	0.26	(0.10)	0.16	(0.27)	—	(0.27)
2011 - B	12.69	0.17	(0.11)	0.06	(0.17)	—	(0.17)
2011 - C	12.66	0.16	(0.09)	0.07	(0.18)	—	(0.18)
2011 - Institutional	12.72	0.30	(0.09)	0.21	(0.32)	—	(0.32)
2011 - Service	12.70	0.24	(0.10)	0.14	(0.25)	—	(0.25)
2011 - IR (Commenced July 30, 2010)	12.91	0.19	(0.29)	(0.10)	(0.20)	—	(0.20)

2010 - A	12.30	0.38	1.35	1.73	(1.29)	—	(1.29)
2010 - B	12.25	0.29	1.34	1.63	(1.19)	—	(1.19)
2010 - C	12.23	0.28	1.34	1.62	(1.19)	—	(1.19)
2010 - Institutional	12.28	0.42	1.35	1.77	(1.33)	—	(1.33)
2010 - Service	12.27	0.36	1.34	1.70	(1.27)	—	(1.27)

2009 - A	12.91	0.45	(0.60)	(0.15)	(0.46)	—	(0.46)
2009 - B	12.87	0.35	(0.60)	(0.25)	(0.37)	—	(0.37)
2009 - C	12.84	0.35	(0.59)	(0.24)	(0.37)	—	(0.37)
2009 - Institutional	12.89	0.49	(0.59)	(0.10)	(0.51)	—	(0.51)
2009 - Service	12.88	0.43	(0.60)	(0.17)	(0.44)	—	(0.44)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	12.93	0.17	—	0.17	(0.19)	—	(0.19)
2008 - B	12.88	0.13	0.01	0.14	(0.15)	—	(0.15)
2008 - C	12.86	0.13	—	0.13	(0.15)	—	(0.15)
2008 - Institutional	12.91	0.19	—	0.19	(0.21)	—	(0.21)
2008 - Service	12.90	0.16	—	0.16	(0.18)	—	(0.18)

FOR THE FISCAL YEAR ENDED OCTOBER 31,
2007 - A	12.74	0.37	0.20	0.57	(0.34)	(0.04)	(0.38)
2007 - B	12.70	0.27	0.19	0.46	(0.25)	(0.03)	(0.28)
2007 - C	12.67	0.27	0.20	0.47	(0.25)	(0.03)	(0.28)
2007 - Institutional	12.73	0.42	0.18	0.60	(0.38)	(0.04)	(0.42)
2007 - Service	12.71	0.35	0.20	0.55	(0.32)	(0.04)	(0.36)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The amount previously reported has been adjusted to exclude certain “To Be Announced” activity where a mortgage security was delivered.
(d)	Annualized.

106          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income
value, end	Total	period	to average		to average		to average		Portfolio
of period	return(b)	(in 000s)	net assets		net assets		net assets		turnover rate

$13.17	6.16%	$198,463	1.03%		1.14%		1.78%		333%
13.12	5.38	2,310	1.78		1.89		1.07		333
13.09	5.32	6,359	1.78		1.89		1.06		333
13.15	6.53	574,373	0.69		0.80		2.10		333
13.13	6.01	189	1.19		1.30		1.61		333
13.15	6.43	402	0.78		0.89		1.87		333

12.63	1.27	204,116	1.03		1.13		2.03		272	(c)
12.58	0.50	2,979	1.78		1.88		1.29		272	(c)
12.55	0.60	7,676	1.78		1.88		1.29		272	(c)
12.61	1.62	469,982	0.69		0.79		2.36		272	(c)
12.59	1.12	151	1.19		1.29		1.89		272	(c)
12.61	(0.78)	23	0.78	(d)	0.88	(d)	2.28	(d)	272	(c)

12.74	14.73	218,572	1.03		1.11		3.02		237	(c)
12.69	13.92	5,143	1.78		1.86		2.30		237	(c)
12.66	13.80	7,606	1.78		1.86		2.22		237	(c)
12.72	15.14	685,787	0.69		0.77		3.36		237	(c)
12.70	14.50	95	1.19		1.27		2.87		237	(c)

12.30	(1.10)	202,926	1.02		1.11		3.61		168
12.25	(1.93)	6,572	1.77		1.86		2.85		168
12.23	(1.85)	4,863	1.77		1.86		2.85		168
12.28	(0.76)	664,853	0.68		0.77		3.94		168
12.27	(1.26)	214	1.18		1.27		3.44		168

12.91	1.33	311,900	1.01	(d)	1.07	(d)	3.17	(d)	141
12.87	1.10	10,479	1.76	(d)	1.82	(d)	2.42	(d)	141
12.84	1.02	6,110	1.76	(d)	1.82	(d)	2.44	(d)	141
12.89	1.48	1,077,177	0.67	(d)	0.73	(d)	3.54	(d)	141
12.88	1.27	380	1.17	(d)	1.23	(d)	3.03	(d)	141

12.93	4.46	324,537	1.04		1.10		2.92		116
12.88	3.59	11,127	1.79		1.85		2.13		116
12.86	3.69	5,282	1.79		1.85		2.13		116
12.91	4.76	1,089,450	0.68		0.74		3.30		116
12.90	4.31	376	1.18		1.24		2.75		116

The accompanying notes are an integral part of these financial statements.          107

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders
	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	From	Total
Year - Share Class	of period	income		gain (loss)	operations	income	gains	capital	distributions

FOR THE FISCAL YEAR ENDED MARCH 31,
2012 - A	$10.03	$0.32	(b)	$(0.16)	$0.16	$(0.32)	$—	$—	$(0.32)
2012 - C	10.04	0.24	(b)	(0.15)	0.09	(0.25)	—	—	(0.25)
2012 - Institutional	10.03	0.35	(b)	(0.15)	0.20	(0.36)	—	—	(0.36)
2012 - IR	10.03	0.34	(b)	(0.15)	0.19	(0.35)	—	—	(0.35)
2012 - R	10.03	0.29	(b)	(0.15)	0.14	(0.30)	—	—	(0.30)

FOR THE PERIOD ENDED MARCH 31,
2011 - A (Commenced June 30, 2010)	10.00	0.17		0.06	0.23	(0.16)	(0.02)	(0.02)	(0.20)
2011 - C (Commenced June 30, 2010)	10.00	0.12		0.06	0.18	(0.10)	(0.02)	(0.02)	(0.14)
2011 - Institutional (Commenced June 30, 2010)	10.00	0.20		0.05	0.25	(0.18)	(0.02)	(0.02)	(0.22)
2011 - IR (Commenced June 30, 2010)	10.00	0.19		0.05	0.24	(0.17)	(0.02)	(0.02)	(0.21)
2011 - R (Commenced June 30, 2010)	10.00	0.16		0.05	0.21	(0.14)	(0.02)	(0.02)	(0.18)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Annualized.

108          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income
value, end	Total	period	to average		to average		to average		Portfolio
of period	return(a)	(in 000s)	net assets		net assets		net assets		turnover rate

$9.87	1.60%	$728,059	1.00%		1.00%		3.23%		636%
9.88	0.94	148,590	1.75		1.75		2.51		636
9.87	2.04	993,936	0.66		0.66		3.59		636
9.87	1.95	50,350	0.75		0.75		3.54		636
9.87	1.46	29	1.25		1.25		3.00		636

10.03	2.37	820,664	1.02	(c)	1.08	(c)	2.63	(c)	342
10.04	1.81	82,982	1.77	(c)	1.83	(c)	1.81	(c)	342
10.03	2.51	804,517	0.68	(c)	0.74	(c)	2.96	(c)	342
10.03	2.44	25,158	0.77	(c)	0.83	(c)	2.82	(c)	342
10.03	2.09	25	1.27	(c)	1.33	(c)	2.07	(c)	342

The accompanying notes are an integral part of these financial statements.          109

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements
March 31, 2012

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered*	Non-diversified

Core Fixed Income and Core Plus Fixed Income	A, B, C, Institutional, Service, IR and R	Diversified

Global Income	A, B, C, Institutional, Service and IR	Non-diversified

Strategic Income	A, C, Institutional, IR and R	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 3.75%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each of the Core Fixed Income, Core Plus Fixed Income and Strategic Income Funds pursuant to management agreements with the Trust. Goldman Sachs Asset Management International (“GSAMI”), an affiliate of GSAM and Goldman Sachs, serves as investment adviser pursuant to a management agreement with the Trust on behalf of the Global Income Fund (the management agreements with GSAM and GSAMI are collectively referred to herein as the “Agreements”).

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.
Debt securities for which market quotations are readily available are valued on the basis of quotations supplied by dealers or furnished by an independent pricing service approved by the trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value.
Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities for which market quotations are available are valued at the last sale price on the

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date.
If quotations are not readily available, or if GSAM or GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under valuation procedures approved by the trustees. GSAM and GSAMI, consistent with their procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what they believe to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings. Significant events, which could also affect a single issuer, may include, but are not limited to corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades and bankruptcies.

B. Investment Income and Investments — Investment income is comprised of interest income and dividend income, and is recorded net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date with realized gains and losses on sales calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D. Offering Costs — Offering costs paid in connection with the offering of shares of the Strategic Income Fund were amortized on a straight-line basis over 12 months from the date of commencement of operations.

E. Redemption Fees — Prior to October 1, 2010, a 2% redemption fee was imposed on the redemption of shares (including by exchange) of the Core Plus Fixed Income and Global Income Funds held for 30 calendar days or less. For this purpose, the Funds used a first-in first-out method so that shares held longest were treated as being redeemed first and shares held shortest were treated as being redeemed last. Redemption fees were reimbursed to a Fund and were reflected as a reduction in share redemptions. Redemption fees were credited to Paid-in Capital and were allocated to each share class of a Fund on a pro-rata basis. Effective October 1, 2010, the redemption fee for each of the Core Plus Fixed Income Fund and the Global Income Fund was eliminated.

F. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared/Paid	Declared/Paid

Core Fixed Income, Core Plus Fixed Income and Strategic Income	Daily/Monthly	Annually

Global Income	Monthly	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

G. Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within realized gain (loss) on foreign currency transactions.

H. Forward Foreign Currency Exchange Contracts — All forward foreign currency exchange contracts are marked to market daily at the applicable forward rate. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Funds on a daily basis, and realized gains or losses are recorded on the settlement date of a contract.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk, and the overall risk at the portfolio level may be mitigated by any applicable related and offsetting transactions. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

I. Futures Contracts — Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

J. Mortgage-Backed and Asset-Backed Securities — The Funds may invest in mortgage-backed and/or asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, real estate mortgage investment conduit pass-through or participation certificates and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.
The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage-backed or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage-backed and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.
Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security through maturity. These adjustments are included in interest income. Payments received for PO’s are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains.

K. Mortgage Dollar Rolls — The Funds may enter into mortgage dollar rolls (“dollar rolls”) in which the Funds sell securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Funds treat dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale.
During the settlement period between sale and repurchase, the Funds will not be entitled to accrue interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of the securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Funds’ use of proceeds from the transaction may be restricted pending a determination by, or with respect to, the other counterparty.

L. Options — When the Funds write call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current market value of the option written. Swaptions are options on swap contracts. Options on a futures contract may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. When a written option expires on its stipulated expiration

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying future, swap, security or currency transaction, and the liability related to such option is extinguished. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying future, swap, security or currency transaction, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the future, swap, security or currency transaction that the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under written option contracts.
Upon the purchase of a call option or a put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied voluntary parameters at specified terms. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds enter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the Funds will realize a gain or loss from the sale of the underlying future, swap, security or currency transaction, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the future, swap, security or currency transaction which the Funds purchase upon exercise will be increased by the premium originally paid. The Fund’s maximum exposure to purchased options is limited to the premium initially paid. Purchased over the counter options are subject to the risk that the counterparty may default on its obligations, which could result in a loss to the Funds.

M. Repurchase Agreements — The Funds may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

N. Senior Term Loans — The Core Plus Fixed Income and Strategic Income Funds may invest in Senior Term Loans, which are not registered securities under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior Term Loans are portions of loans originated by banks and sold in pieces to investors, typically on an extended settlement basis. These floating rate loans (“Loans”) in which a Fund invests are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund invests in such Loans in the form of

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

participations in Loans (“Participations”) or assignments of all or a portion of loans from third parties (“Assignments”). Participations typically result in a Fund having a contractual relationship only with the Lender, not with the borrower. A Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in a Fund having a direct contractual relationship with the borrower, and a Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Term Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Senior Term Loans are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

O. Structured Notes — The Funds may invest in structured notes, the values of which are based on the price movements of a reference security or index. Fluctuations in value are recorded as unrealized gain or loss. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. On the termination date, the Funds will receive a payment from the issuer based on the value of the referenced security (notional amount multiplied by price of the referenced security) and record a realized gain or loss. Structured notes are subject to various risks including credit, issuer, liquidity and interest rate risks.

P. Swap Contracts — Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Funds, are recorded as an asset and/or liability, and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statements of Operations.
Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, GSAM considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may pay or receive cash as collateral on these contracts which is recorded as an asset and/or liability. The Funds must set aside liquid assets or engage in other appropriate measures to cover their obligations under these contracts.
The Funds may invest in the following types of swaps:
An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.
As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.
The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Funds bought credit protection.
A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

Q. Treasury Inflation Protected Securities — The Funds may invest in treasury inflation protected securities (“TIPS”), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on the Funds’ distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

R. When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities, including TBA (“To Be Announced”) securities that have been authorized, but not yet issued in the market. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM and GSAMI’s assumptions in determining fair value measurement).
The levels used for classifying investments are not necessarily an indication of the risk associated with investing in those investments.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

3. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the Funds’ investments and derivatives categorized in the fair value hierarchy as of March 31, 2012:

CORE FIXED INCOME
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$384,469,091	$—
Mortgage-Backed Obligations	—	600,800,075	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	482,003,764	71,533,531	—
Asset-Backed Securities	—	62,485,319	—
Foreign Debt Obligations	—	22,127,109	—
Municipal Debt Obligations	—	8,626,837	—
Government Guarantee Obligations	—	178,859,721	—
Short-term Investments	—	98,700,000	—

Total	$482,003,764	$1,427,601,683	$—

Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(96,793,746)	$—

Derivative Type

Assets
Options Purchased	$—	$504,394	$—
Forward Foreign Currency Exchange Contracts(a)	—	857,276	—
Futures Contracts(a)	275,089	—	—
Interest Rate Swap Contracts(a)	—	1,100,380	—
Credit Default Swap Contracts(a)	—	460,499	—

Total	$275,089	$2,922,549	$—

Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(916,430)	$—
Futures Contracts	(1,754,648)	—	—
Interest Rate Swap Contracts	—	(465,809)	—
Credit Default Swap Contracts	—	(330,457)	—

Total	$(1,754,648)	$(1,712,696)	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. FAIR VALUE OF INVESTMENTS (continued)

CORE PLUS FIXED INCOME
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$86,405,719	$—
Mortgage-Backed Obligations	—	117,800,461	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	79,508,943	11,201,546	—
Asset-Backed Securities	—	30,948,173	—
Foreign Debt Obligations	—	11,045,520	—
Structured Note	—	2,136,647	—
Municipal Debt Obligations	—	1,966,243	—
Government Guarantee Obligations	—	2,382,543	—
Short-term Investments	—	38,000,000	—

Total	$79,508,943	$301,886,852	$—

Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(1,080,234)	$—

Derivative Type

Assets
Options Purchased	$—	$512,106	$—
Forward Foreign Currency Exchange Contracts(a)	—	234,381	—
Futures Contracts(a)	353,078	—	—
Interest Rate Swap Contracts(a)	—	432,733	—
Credit Default Swap Contracts(a)	—	65,549	—

Total	$353,078	$1,244,769	$—

Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(239,926)	$—
Futures Contracts	(723,917)	—	—
Interest Rate Swap Contracts	—	(415,223)	—
Credit Default Swap Contracts	—	(50,994)	—

Total	$(723,917)	$(706,143)	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

3. FAIR VALUE OF INVESTMENTS (continued)

GLOBAL INCOME
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Foreign Sovereign Debt Obligations	$293,094,207	$92,521,598	$—
Corporate Obligations	—	193,252,520	—
Foreign Debt Obligations	—	12,035,623	—
Asset-Backed Securities	—	28,986,965	—
Mortgage-Backed Obligations	—	98,243,836	—
Government Guarantee Obligations	—	63,339,416	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	24,986,494	3,337,505	—
Short-term Investments	—	24,306,415	—

Total	$318,080,701	$516,023,878	$—

Derivative Type

Assets
Options Purchased	$—	$698,141	$—
Forward Foreign Currency Exchange Contracts(a)	—	3,787,235	—
Futures Contracts(a)	455,282	—	—
Interest Rate Swap Contracts(a)	—	2,540,178	—
Credit Default Swap Contracts(a)	—	192,514	—

Total	$455,282	$7,218,068	$—

Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(5,461,671)	$—
Futures Contracts	(427,760)	—	—
Interest Rate Swap Contracts	—	(1,188,618)	—
Credit Default Swap Contracts	—	(191,840)	—
Written Options Contracts	—	(12,869)	—

Total	$(427,760)	$(6,854,998)	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. FAIR VALUE OF INVESTMENTS (continued)

STRATEGIC INCOME
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$295,630,199	$—
Mortgage-Backed Obligations	—	755,411,422	—
Asset-Backed Securities	—	197,532,004	—
Foreign Debt Obligations	46,968,034	190,899,914	—
Structured Notes	—	26,955,624	—
Municipal Debt Obligation	—	461,903	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	199,272,667	—	—
Senior Term Loans	—	34,758,569	—
Short-term Investments	—	332,700,000	—

Total	$246,240,701	$1,834,349,635	$—

Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(112,575,307)	$—

Derivative Type

Assets
Options Purchased	$—	$6,140,002	$—
Forward Foreign Currency Exchange Contracts(a)	—	4,096,947	—
Futures Contracts(a)	1,506,830	—	—
Interest Rate Swap Contracts(a)	—	20,454,745	—
Credit Default Swap Contracts(a)	—	466,354	—
Total Return Swap Contracts(a)	—	5,101	—

Total	$1,506,830	$31,163,149	$—

Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(5,688,239)	$—
Futures Contracts	(1,929,582)	—	—
Interest Rate Swap Contracts	—	(12,795,240)	—
Credit Default Swap Contracts	—	(353,160)	—
Total Return Swap Contracts	—	(3,702,531)	—

Total	$(1,929,582)	$(22,539,170)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

4. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to options, futures, swaps, swaptions and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and/or the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
During the fiscal year ended March 31, 2012, the Funds entered into certain derivative contract types. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The following tables set forth, by certain risk types, the gross value of these derivative contracts for trading activities as of March 31, 2012. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Core Fixed Income

	Statements of Assets			Statements of Assets
Risk	and Liabilities	Assets		and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin; Investments, at value	$1,879,863	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin	$(2,220,457	)(a)(b)

Credit	Receivable for unrealized gain on swap contracts	460,499		Payable for unrealized loss on swap contracts	(330,457	)(b)

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	857,276		Payable for unrealized loss on forward foreign currency exchange contracts	(916,430)

Total		$3,197,638			$(3,467,344)

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Core Plus Fixed Income

	Statements of Assets			Statements of Assets
Risk	and Liabilities	Assets		and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin; Investments, at value	$1,297,917	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin	$(1,139,140	)(a)(b)

Credit	Receivable for unrealized gain on swap contracts	65,549		Payable for unrealized loss on swap contracts	(50,994	)(b)

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	234,381		Payable for unrealized loss on forward foreign currency exchange contracts	(239,926)

Total		$1,597,847			$(1,430,060)

Global Income

	Statements of Assets			Statements of Assets
Risk	and Liabilities	Assets		and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin; Investments, at value	$3,610,591	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin	$(1,616,378	)(a)(b)

Credit	Receivable for unrealized gain on swap contracts	192,514		Payable for unrealized loss on swap contracts	(191,840	)(b)

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Investments, at value	3,870,245		Payable for unrealized loss on forward foreign currency exchange contracts; Options written, at value	(5,474,540)

Total		$7,673,350			$(7,282,758)

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

4. INVESTMENTS IN DERIVATIVES (continued)

Strategic Income

	Statements of Assets			Statements of Assets
Risk	and Liabilities	Assets		and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin; Investments, at value	$28,106,678	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin	$(18,427,353	)(a)(b)

Credit	Receivable for unrealized gain on swap contracts	466,354		Payable for unrealized loss on swap contracts	(353,160	)(b)

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	4,096,947		Payable for unrealized loss on forward foreign currency exchange contracts	(5,688,239)

Total		$32,669,979			$(24,468,752)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $796,266, $466,217, $1,380,458 and $16,850,931 for Core Fixed Income, Core Plus Fixed Income, Global Income and Strategic Income Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2012. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Core Fixed Income

			Net Change in	Average
		Net Realized	Unrealized	Number of
Risk	Statements of Operations	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts, swap contracts and written options	$19,127,113	$(1,456,828)	2,682

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(1,742,375)	(117,947)	19

Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	367,325	663,797	134

Total		$17,752,063	$(910,978)	2,835

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Core Plus Fixed Income

			Net Change in	Average
		Net Realized	Unrealized	Number of
Risk	Statements of Operations	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts, swap contracts and written options	$6,889,540	$(201,958)	929

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(2,247,412)	14,555	15

Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	217,766	299,446	141

Total		$4,859,894	$112,043	1,085

Global Income

			Net Change in	Average
		Net Realized	Unrealized	Number of
Risk	Statements of Operations	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts, swap contracts and written options	$(1,173,870)	$1,180,829	1,870

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	1,335,060	11,667	9

Currency	Net realized gain (loss) from investments, written options and forward foreign currency exchange contracts/Net change in unrealized gain (loss) on investments, written options and forward foreign currency exchange contracts	4,076,512	8,526,332	592

Total		$4,237,702	$9,718,828	2,471

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

4. INVESTMENTS IN DERIVATIVES (continued)

Strategic Income

			Net Change in	Average
		Net Realized	Unrealized	Number of
Risk	Statements of Operations	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts, swap contracts and written options	$(24,217,095)	$4,905,202	8,251

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(26,060,866)	(284,873)	36

Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	4,159,078	2,145,375	146

Total		$(46,118,883)	$6,765,704	8,433

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2012.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreements, GSAM and GSAMI manage the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM and GSAMI are entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the fiscal year ended March 31, 2012, contractual management fees with GSAM and GSAMI were at the following rates:

	Contractual Management Rate
	First	Next	Next	Next	Over	Effective
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate

Core Fixed Income	0.40%	0.36%	0.34%	0.33%	0.32%	0.38%

Core Plus Fixed Income	0.45	0.41	0.39	0.38	0.37	0.45

Global Income	0.65	0.59	0.56	0.55	0.54	0.65

Strategic Income	0.60	0.54	0.51	0.50	0.49	0.57

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C CDSC. During the fiscal year ended March 31, 2012, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

Core Fixed Income	$13,300	$—	$800

Core Plus Fixed Income	10,800	—	—

Global Income	9,000	—	—

Strategic Income	125,000	N/A	—

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate as follows: 0.13% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F. Other Expense Agreements and Affiliated Transactions — GSAM and GSAMI have agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM and GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitations for the Core Fixed Income, Core Plus Fixed Income, Global Income and Strategic Income Funds as an annual percentage rate of average daily net assets are 0.104%, 0.004%, 0.004% and 0.054%, respectively. These Other Expense reimbursements will remain in place through July 29, 2012, and prior to such date GSAM and GSAMI may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses.
For the fiscal year ended March 31, 2012, these expense reductions, including Other Expense reimbursements, were as follows (in thousands):

	Custody Fee	Other Expense	Total Expense
Fund	Credits	Reimbursements	Reductions

Core Fixed Income	$5	$—	$5

Core Plus Fixed Income	2	521	523

Global Income	1	869	870

Strategic Income	16	—	16

As of March 31, 2012, the amounts owed to affiliates of the Funds were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Core Fixed Income	$533	$76	$74	$683

Core Plus Fixed Income	130	33	20	183

Global Income	453	50	44	547

Strategic Income	930	280	136	1,346

G. Line of Credit Facility — As of March 31, 2012, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM, GSAMI or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

the fiscal year ended March 31, 2012, the Funds did not have any borrowings under the facility. Effective May 8, 2012, the amount available through the facility increased to $630,000,000.

H. Other Transactions with Affiliates — For the fiscal year ended March 31, 2012, Goldman Sachs earned approximately $99,700, $94,300 and $588,200 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Core Fixed Income, Core Plus Fixed Income and Strategic Income Funds, respectively.
As of March 31, 2012, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

	Goldman Sachs	Goldman Sachs	Goldman Sachs
	Balanced Strategy	Growth Strategy	Growth and Income
Fund	Portfolio	Portfolio	Strategy Portfolio

Core Fixed Income	—%	—%	6%

Global Income	17	14	34

As of March 31, 2012, Goldman Sachs Group, Inc. was the beneficial owner of approximately 61% of the Class R Shares of the Core Fixed Income Fund, 100% and 60% of the Service and Class R Shares, respectively, of the Core Plus Fixed Income Fund and 36% of the Class R Shares of the Strategic Income Fund.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2012, were as follows:

			Sales and	Sales and
	Purchases of	Purchases (Excluding	Maturities of	Maturities (Excluding
	U.S. Government and	U.S. Government and	U.S. Government and	U.S. Government and
Fund	Agency Obligations	Agency Obligations)	Agency Obligations	Agency Obligations)

Core Fixed Income	$12,138,170,731	$548,077,487	$11,951,949,483	$743,949,443

Core Plus Fixed Income	2,608,826,386	132,666,515	2,550,384,018	169,522,771

Global Income	1,868,370,108	918,505,040	1,859,604,167	793,659,601

Strategic Income	10,834,409,121	1,949,465,900	10,844,555,630	1,701,168,420

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2012 was as follows:

	Core Fixed	Core Plus	Global	Strategic
	Income	Fixed Income	Income	Income

Distributions paid from:
Ordinary income	$38,239,434	$15,152,070	$16,169,525	$72,057,760
Net long-term capital gains	—	1,396,826	—	—

Total taxable distributions	$38,239,434	$16,548,896	$16,169,525	$72,057,760

The tax character of distributions paid during the fiscal year ended March 31, 2011 was as follows:

	Core Fixed	Core Plus	Global	Strategic
	Income	Fixed Income	Income	Income

Distributions paid from:
Ordinary income	$45,122,056	$18,001,005	$21,445,647	$12,655,288
Net long-term capital gains	—	1,861,918	—	541,430

Total taxable distributions	$45,122,056	$19,862,923	$21,445,647	$13,196,718

Tax return of capital	$—	$286,025	$—	$1,321,157

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

7. TAX INFORMATION (continued)

As of March 31, 2012, the components of accumulated earnings (losses) on a tax basis were as follows:

	Core Fixed	Core Plus	Global	Strategic
	Income	Fixed Income	Income	Income

Undistributed ordinary income — net	$9,511,578	$1,092,857	$17,067,697	$318,995
Undistributed long-term capital gains	—	585,399	4,137,371	—

Total undistributed earnings	$9,511,578	$1,678,256	$21,205,068	$318,995

Capital loss carryovers:(1)(2)
Expiring 2018	$(55,130,066)	$—	$—	$—
Perpetual Short-term	—	—	—	(30,402,827)
Perpetual Long-term	—	—	—	(17,191,857)

Total capital loss carryovers	$(55,130,066)	$—	$—	$(47,594,684)

Timing differences (Post-October Losses, Income Distribution Payable and Straddle Loss Deferrals)	$(1,938,677)	$(340,526)	$(11,417,704)	$(18,654,653)
Unrealized gains (losses) — net	17,850,657	6,637,115	21,189,045	(1,252,292)

Total accumulated earnings (losses) — net	$(29,706,508)	$7,974,845	$30,976,409	$(67,182,634)

(1)	Expiration occurs on March 31 of the year indicated. Under new tax rules, capital losses recognized in tax years beginning after December 22, 2010, that do not offset recognized capital gains, may be carried over to future years perpetually, and retain their character as either short-term or long-term that can offset recognized capital gains in such future years. Previously, all capital loss carryovers were treated as short-term and such carryovers generally expired eight years after the initial loss arose. Perpetual capital loss carryovers are required to be utilized prior to expiring capital loss carryovers.
(2)	The Core Fixed Income and Global Income Funds utilized $67,484,032 and $3,262,640, respectively, of capital losses in the current fiscal year.

As of March 31, 2012, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Core Fixed	Core Plus	Global	Strategic
	Income	Fixed Income	Income	Income

Tax Cost	$1,893,178,502	$375,434,400	$816,079,908	$2,095,660,862

Gross unrealized gain	41,300,863	10,862,162	36,064,148	31,775,598
Gross unrealized loss	(24,369,524)	(4,388,661)	(17,341,336)	(40,706,122)

Net unrealized security gain (loss)	16,931,339	6,473,501	18,722,812	(8,930,524)

Net unrealized gain on other investments	919,318	163,614	2,466,233	7,678,232

Net unrealized gain (loss)	$17,850,657	$6,637,115	$21,189,045	$(1,252,292)

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

7. TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark-to-market gains (losses) on regulated futures contracts and forward foreign currency exchange contracts, and differences related to the tax treatment of swap transactions.
In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from dividend redesignations and differences in the tax treatment of swap and foreign currency exchange transactions, and underlying fund investments.

		Accumulated	Undistributed
	Paid-in	Net Realized	Net Investment
	Capital	Gain (Loss)	Income (Loss)

Core Fixed Income	$—	$(3,260,868)	$3,260,868

Core Plus Fixed Income	—	(1,795,479)	1,795,479

Global Income	—	(16,165,804)	16,165,804

Strategic Income	(43,631)	(15,457,909)	15,501,540

GSAM and GSAMI have reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and have concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Liquidity Risk — The Funds may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

8. OTHER RISKS (continued)

redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Portfolio Concentration Risk — As a result of certain of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM and GSAMI believe the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

New Accounting Pronouncement — In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective for interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. GSAM is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Funds’ financial statements.
In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Amendments to Disclosures about Offsetting Assets and Liabilities Requirements in U.S. GAAP and IFRSs, was issued and is effective for interim periods and annual periods beginning on or after January 1, 2013. The amendments are the result of the work by FASB and the International Accounting Standards Board to develop common requirements for disclosing information about offsetting and related arrangements. GSAM is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Funds’ financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

10. OTHER MATTERS (continued)

Other Matters — On February 8, 2012, the Commodity Futures Trading Commission (CFTC) adopted amendments to several of its rules relating to commodity pool operators, including Rule 4.5’s exclusion from CFTC regulation for regulated investment companies. GSAM is currently evaluating the amendments and their impact, if any, on the Funds’ financial statements.

11. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM and GSAMI have concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Core Fixed Income Fund
	For the Fiscal Year Ended		For the Fiscal Year Ended
	March 31, 2012		March 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	8,368,890	$84,412,273	20,456,010	$200,547,562
Reinvestment of distributions	555,903	5,621,104	1,568,544	15,406,024
Shares converted from Class B(a)	62,766	636,270	69,840	681,579
Shares redeemed	(60,060,065)	(601,116,368)	(35,632,521)	(348,879,781)

	(51,072,506)	(510,446,721)	(13,538,127)	(132,244,616)

Class B Shares
Shares sold	167,299	1,709,066	195,387	1,930,674
Reinvestment of distributions	10,588	107,959	22,552	222,242
Shares converted to Class A(a)	(62,491)	(636,270)	(69,518)	(681,579)
Shares redeemed	(479,238)	(4,886,820)	(748,478)	(7,359,232)

	(363,842)	(3,706,065)	(600,057)	(5,887,895)

Class C Shares
Shares sold	963,527	9,868,248	945,507	9,317,512
Reinvestment of distributions	29,525	301,775	48,299	476,496
Shares redeemed	(1,084,848)	(11,068,110)	(1,621,501)	(15,962,202)

	(91,796)	(898,087)	(627,695)	(6,168,194)

Institutional Shares
Shares sold	79,505,150	802,666,261	76,342,627	749,289,053
Reinvestment of distributions	2,878,782	29,398,451	1,944,933	19,206,654
Shares redeemed	(56,717,727)	(579,518,046)	(46,058,607)	(453,668,488)

	25,666,205	252,546,666	32,228,953	314,827,219

Service Shares
Shares sold	900,520	9,167,511	47,188	465,200
Reinvestment of distributions	9,735	100,041	8,026	79,113
Shares redeemed	(255,017)	(2,609,961)	(234,819)	(2,322,898)

	655,238	6,657,591	(179,605)	(1,778,585)

Class IR Shares
Shares sold	122,287	1,248,617	334,408	3,273,396
Reinvestment of distributions	1,719	17,548	3,377	33,337
Shares redeemed	(176,430)	(1,748,328)	(187,830)	(1,840,835)

	(52,424)	(482,163)	149,955	1,465,898

Class R Shares
Shares sold	129	1,305	227	2,218
Reinvestment of distributions	31	314	35	345
Shares redeemed	(1)	(12)	(7)	(67)

	159	1,607	255	2,496

NET INCREASE (DECREASE)	(25,258,966)	$(256,327,172)	17,433,679	$170,216,323

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Core Plus Fixed Income Fund
	For the Fiscal Year Ended		For the Fiscal Year Ended
	March 31, 2012		March 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,619,062	$37,470,750	4,278,566	$44,373,342
Reinvestment of distributions	433,817	4,469,586	435,628	4,445,864
Shares converted from Class B(a)	99,566	1,029,641	136,191	1,401,285
Shares redeemed	(4,499,436)	(46,579,177)	(4,934,797)	(51,231,925)

	(346,991)	(3,609,200)	(84,412)	(1,011,434)

Class B Shares
Shares sold	98,713	1,024,212	77,460	804,184
Reinvestment of distributions	19,945	205,036	38,091	387,705
Shares converted to Class A(a)	(99,662)	(1,029,641)	(136,323)	(1,401,285)
Shares redeemed	(168,641)	(1,741,924)	(256,251)	(2,647,614)

	(149,645)	(1,542,317)	(277,023)	(2,857,010)

Class C Shares
Shares sold	446,025	4,623,631	310,795	3,222,660
Reinvestment of distributions	33,394	343,266	50,889	517,498
Shares redeemed	(522,484)	(5,404,394)	(538,453)	(5,549,242)

	(43,065)	(437,497)	(176,769)	(1,809,084)

Institutional Shares
Shares sold	4,257,125	44,062,787	4,040,265	41,893,580
Reinvestment of distributions	1,079,526	11,118,102	1,200,055	12,256,349
Shares redeemed	(2,413,255)	(24,960,937)	(4,452,173)	(46,321,349)

	2,923,396	30,219,952	788,147	7,828,580

Service Shares
Reinvestment of distributions	57	592	72	729

	57	592	72	729

Class IR Shares
Shares sold	271,190	2,774,850	8,147	85,015
Reinvestment of distributions	12,303	126,442	2,189	22,357
Shares redeemed	(54,374)	(558,321)	(3,328)	(34,443)

	229,119	2,342,971	7,008	72,929

Class R Shares
Shares sold	191	1,980	200	2,072
Reinvestment of distributions	102	1,042	225	2,287
Shares redeemed	(1,853)	(19,375)	(538)	(5,444)

	(1,560)	(16,353)	(113)	(1,085)

NET INCREASE	2,611,311	$26,958,148	256,910	$2,223,625

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Global Income Fund
	For the Fiscal Year Ended		For the Fiscal Year Ended
	March 31, 2012		March 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	7,136,253	$92,174,626	7,164,312	$92,328,807
Reinvestment of distributions	267,122	3,454,031	356,354	4,577,375
Shares converted from Class B(a)	14,409	186,994	15,357	196,530
Shares redeemed	(8,516,219)	(110,008,276)	(8,531,063)	(109,494,625)

	(1,098,435)	(14,192,625)	(995,040)	(12,391,913)

Class B Shares
Shares sold	32,800	421,851	50,054	641,159
Reinvestment of distributions	1,903	24,451	3,740	47,862
Shares converted to Class A(a)	(14,468)	(186,994)	(15,417)	(196,530)
Shares redeemed	(81,040)	(1,043,220)	(206,928)	(2,641,452)

	(60,805)	(783,912)	(168,551)	(2,148,961)

Class C Shares
Shares sold	111,490	1,433,101	270,046	3,463,207
Reinvestment of distributions	4,910	62,953	7,045	89,854
Shares redeemed	(242,334)	(3,109,619)	(266,158)	(3,402,584)

	(125,934)	(1,613,565)	10,933	150,477

Institutional Shares
Shares sold	25,328,364	325,900,362	14,466,176	186,039,479
Reinvestment of distributions	944,846	12,207,610	1,264,416	16,227,410
Shares redeemed	(19,877,099)	(257,917,588)	(32,375,924)	(413,552,491)

	6,396,111	80,190,384	(16,645,332)	(211,285,602)

Service Shares
Shares sold	6,800	88,131	7,495	95,225
Reinvestment of distributions	61	788	111	1,428
Shares redeemed	(4,477)	(57,444)	(3,041)	(38,798)

	2,384	31,475	4,565	57,855

Class IR Shares(b)
Shares sold	36,742	475,516	1,773	23,025
Reinvestment of distributions	416	5,402	28	359
Shares redeemed	(8,388)	(108,830)	(2)	(25)

	28,770	372,088	1,799	23,359

NET INCREASE (DECREASE)	5,142,091	$64,003,845	(17,791,626)	$(225,594,785)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on July 30, 2010.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Strategic Income Fund

	For the Fiscal Year Ended		For the Period Ended
	March 31, 2012		March 31, 2011(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	57,716,759	$572,718,440	89,180,089	$902,865,509
Reinvestment of distributions	2,911,970	28,484,323	594,621	6,005,313
Shares redeemed	(68,680,847)	(667,493,669)	(7,994,169)	(80,868,992)

	(8,052,118)	(66,290,906)	81,780,541	828,001,830

Class C Shares
Shares sold	9,423,856	93,510,820	8,491,229	86,020,641
Reinvestment of distributions	293,113	2,856,266	30,174	304,566
Shares redeemed	(2,942,697)	(28,599,581)	(253,061)	(2,565,553)

	6,774,272	67,767,505	8,268,342	83,759,654

Institutional Shares
Shares sold	87,282,794	861,024,079	87,528,084	885,812,875
Reinvestment of distributions	3,216,238	31,411,784	664,407	6,707,819
Shares redeemed	(70,020,876)	(679,851,459)	(8,007,194)	(80,909,598)

	20,478,156	212,584,404	80,185,297	811,611,096

Class IR Shares
Shares sold	6,777,376	67,017,589	2,637,349	26,758,208
Reinvestment of distributions	180,114	1,750,632	15,874	160,130
Shares redeemed	(4,365,459)	(42,090,947)	(144,788)	(1,468,307)

	2,592,031	26,677,274	2,508,435	25,450,031

Class R Shares
Shares sold	350	3,520	2,496	24,995
Reinvestment of distributions	88	855	18	180
Shares redeemed	(9)	(86)	(2)	(20)

	429	4,289	2,512	25,155

NET INCREASE	21,792,770	$240,742,566	172,745,127	$1,748,847,766

(a)	Commenced operations on June 30, 2010.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Multi Sector Fixed Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Core Fixed Income Fund, Goldman Sachs Core Plus Fixed Income Fund, Goldman Sachs Global Income Fund and Goldman Sachs Strategic Income Fund (collectively the “Funds”), portfolios of Goldman Sachs Trust, at March 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
May 25, 2012

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2012 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2011 through March 31, 2012.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Core Fixed Income Fund				Core Plus Fixed Income Fund				Global Income Fund				Strategic Income Fund
				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	10/1/11	3/31/12		3/31/12*	10/1/11	3/31/12		3/31/12*	10/1/11	3/31/12		3/31/12*	10/1/11	3/31/12		3/31/12*
Class A
Actual	$1,000.00	$1,018.20		$4.05	$1,000.00	$1,029.50		$4.23	$1,000.00	$1,023.00		$5.23	$1,000.00	$1,049.30		$5.26
Hypothetical 5% return	1,000.00	1,020.99	+	4.05	1,000.00	1,020.83	+	4.21	1,000.00	1,019.83	+	5.22	1,000.00	1,019.86	+	5.19

Class B
Actual	1,000.00	1,014.40		7.82	1,000.00	1,025.60		8.01	1,000.00	1,019.20		9.00	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,017.23	+	7.83	1,000.00	1,017.09	+	7.98	1,000.00	1,016.09	+	8.99	N/A	N/A		N/A

Class C
Actual	1,000.00	1,014.40		7.82	1,000.00	1,025.60		8.02	1,000.00	1,019.30		9.00	1,000.00	1,046.40		9.09
Hypothetical 5% return	1,000.00	1,017.23	+	7.83	1,000.00	1,017.08	+	7.99	1,000.00	1,016.08	+	8.99	1,000.00	1,016.12	+	8.95

Institutional
Actual	1,000.00	1,020.90		2.34	1,000.00	1,031.20		2.51	1,000.00	1,024.80		3.51	1,000.00	1,052.20		3.53
Hypothetical 5% return	1,000.00	1,022.69	+	2.34	1,000.00	1,022.53	+	2.50	1,000.00	1,021.53	+	3.51	1,000.00	1,021.56	+	3.48

Service
Actual	1,000.00	1,017.40		4.87	1,000.00	1,028.70		5.02	1,000.00	1,022.30		6.04	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,020.17	+	4.88	1,000.00	1,020.05	+	5.00	1,000.00	1,019.02	+	6.03	N/A	N/A		N/A

Class IR
Actual	1,000.00	1,019.50		2.79	1,000.00	1,030.80		2.96	1,000.00	1,024.40		3.96	1,000.00	1,051.70		4.00
Hypothetical 5% return	1,000.00	1,022.24	+	2.79	1,000.00	1,022.08	+	2.95	1,000.00	1,021.09	+	3.96	1,000.00	1,021.10	+	3.94

Class R
Actual	1,000.00	1,018.00		5.26	1,000.00	1,028.20		5.43	N/A	N/A		N/A	1,000.00	1,049.20		6.51
Hypothetical 5% return	1,000.00	1,019.79	+	5.26	1,000.00	1,019.64	+	5.41	N/A	N/A		N/A	1,000.00	1,018.65	+	6.41

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Core Fixed Income	0.80%	1.55%	1.55%	0.46%	0.97%	0.55%	1.04%
Core Plus Fixed Income	0.83	1.58	1.58	0.49	0.99	0.58	1.07
Global Income	1.03	1.78	1.78	0.69	1.20	0.78	N/A
Strategic Income	1.03	N/A	1.78	0.69	N/A	0.78	1.27

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
Ashok N. Bakhru Age: 70	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He is President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	104	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 51	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	104	Avista Corp. (an energy company)

John P. Coblentz, Jr. Age: 70	Trustee	Since 2003	Mr. Coblentz is retired. Formerly he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Diana M. Daniels Age: 62	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees, Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Joseph P. LoRusso Age: 54	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Jessica Palmer Age: 63	Trustee	Since 2007	Ms. Palmer is retired. She is a Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Richard P. Strubel Age: 72	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	104	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees). Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
James A. McNamara* Age: 49	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	104	None

Alan A. Shuch* Age: 62	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of March 31, 2012.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of March 31, 2012, the Trust consisted of 90 portfolios (87 of which offered shares to the public). Goldman Sachs Variable Insurance Trust consisted of 12 portfolios (11 of which offered shares to the public), and Municipal Opportunity Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 49	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 44	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary — Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 40	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of March 31, 2012.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Multi Sector Fixed Income Funds Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Core Plus Fixed Income Fund designates $1,396,826 or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended March 31, 2012.

Pursuant to Section 871(k) of the Internal Revenue Code, the Core Plus Fixed Income Fund designates $6,465,950 as short-term capital gain dividends paid during the year ended March 31, 2012.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With $702.0 billion in assets under management as of March 31, 2012, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, LP and its Investment Advisory Affiliates. Additionally, GSAM ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]
Financial Square Fundssm
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund
Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Short Duration Income Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ High Yield Floating Rate Fund

■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund
Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Focused Growth Fund
■ Small/Mid Cap Growth Fund
■ Flexible Cap Growth Fund
■ Concentrated Growth Fund
■ Technology Tollkeeper Fund
■ Growth Opportunities Fund
■ Rising Dividend Growth Fund
■ U.S. Equity Fund
Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund

■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund
Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)
■ N-11 Equity Fund
■ Brazil Equity Fund
■ China Equity Fund
■ Korea Equity Fund
■ India Equity Fund
Select Satellite[3]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund
■ Managed Futures Strategy Fund
Total Portfolio Solutions[3]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2010 year-end assets. Ranked 10th in total assets worldwide. Pensions&Investments, June 2011.
[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
Financial Square Fundssm is a registered service mark of Goldman, Sachs & Co.

TRUSTEES
Ashok N. Bakhru, Chairman
Donald C. Burke
John P. Coblentz, Jr.
Diana M. Daniels
Joseph P. LoRusso
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent
OFFICERS
James A. McNamara, President
George F. Travers, Principal Financial Officer
Peter V. Bonanno, Secretary
Scott M. McHugh, Treasurer

GOLDMAN SACHS ASSET MANAGEMENT, L.P.
Investment Adviser

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
Investment Adviser
Christchurch Court, 10-15 Newgate Street
London, England EC1 A7H0

Visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Holdings and allocations shown are as of March 31, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Copyright 2012 Goldman, Sachs & Co. All rights reserved. 72191.MF.MED.TMPL/4/2012 MSFIAR12/45.7K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2012	2011	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,013,203	$2,473,500	Financial Statement audits.

Audit-Related Fees:

• PwC	$36,000	$30,972	Other attest services.

Tax Fees:

• PwC	$381,228	$483,335	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns. For 2011, $28,275 represents fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2012	2011	Description of Services Rendered
Audit-Related Fees:

• PwC	$852,000	$1,333,000	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended March 31, 2012 and March 31, 2011 were approximately $417,228 and $514,307 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2011 and December 31, 2010 were approximately $11.6 million and $10.3 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2011 and 2010 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 4, 2012

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	June 4, 2012